FINANCIAL SERVICES INTERNATIONAL
NORTH AMERICA


ING MUTUAL FUNDS
ANNUAL REPORT / OCTOBER 31, 1999



[LOGO ING FUNDS]

ING MUTUAL FUNDS ANNUAL REPORT
Data as of October 31, 1999

STOCK FUNDS

                                      Cumulative Total Return (1)
                                      Without Sales Charge
                                      ------------------------------------------------------------
                                      CLASS A    CLASS B    CLASS C     CLASS X      CLASS I(13)
--------------------------------------------------------------------------------------------------
ING Internet Fund (2)                  26.70%     26.30%     26.30%      26.30%          N/A
ING Small Cap Growth Fund (3),(15)     13.20      12.60      12.60        0.27           N/A
ING Focus Fund (4)                     25.40      24.80      24.70       14.84           N/A
ING Mid Cap Growth Fund (7),(16)        3.90       3.30       3.30      - 1.90           1.27%
ING Large Cap Growth Fund (3),(17)     18.00      17.50      17.40        8.41           6.21
ING Tax Efficient Equity Fund (3)      19.90      19.60      19.20        7.67           N/A
ING Growth & Income Fund (4)           14.34      13.79      13.81        6.51           N/A

                                       Cumulative Total Return (1)
                                       With Sales Charge
                                       -----------------------------------------------------------------------------
                                       CLASS A (10)   CLASS B (11)   CLASS C (11)   CLASS X (11),(12)    CLASS I (13)
--------------------------------------------------------------------------------------------------------------------
ING Internet Fund (2)                     19.42%        21.30%          25.30%           21.30%               N/A
ING Small Cap Growth Fund (3),(15)         6.69          7.60           11.60           - 4.73                N/A
ING Focus Fund (4)                        18.19         19.80           23.70             9.84                N/A
ING Mid Cap Growth Fund (7),(16)         - 2.07        - 1.70            2.30           - 6.80                1.27%
ING Large Cap Growth Fund (3),(17)        11.22         12.50           16.40             3.41                6.21
ING Tax Efficient Equity Fund (3)         13.01         14.60           18.20             2.67                N/A
ING Growth & Income Fund (4)               7.77          8.79           12.81             1.51                N/A

GLOBAL/INTERNATIONAL FUNDS

                                                 Cumulative Total Return (1)
                                                 Without Sales Charge
                                                 -----------------------------------------------------------
                                                 CLASS A       CLASS B     CLASS C    CLASS X     CLASS I(13)
------------------------------------------------------------------------------------------------------------
BOND FUNDS ING
International Bond Fund (3),(16)                 -10.16%       -10.71%    - 10.60%     - 9.64%     - 1.35%
STOCK FUNDS
ING Global Information Technology Fund (3)        73.80         72.80       72.80       39.21         N/A
ING European Equity Fund (6)                       9.50          8.90        8.90        3.42         N/A
ING International Equity Fund (9),(17)            18.20         17.60       17.60       14.84        4.69
ING Global Brand Names Fund (5), (16)             15.70         15.00       15.10        7.06        2.12

                                                  Cumulative Total Return (1)
                                                  With Sales Charge
                                                  ----------------------------------------------------------------------
                                                  CLASS A(10)   CLASS B(11)  CLASS C(11)   CLASS X(11),(12)  CLASS I(13)
------------------------------------------------------------------------------------------------------------------------
BOND FUNDS ING
International Bond Fund (3),(16)                   - 14.44%      - 15.10%     - 11.48%        - 14.09%        - 1.35%
STOCK FUNDS
ING Global Information Technology Fund (3)           63.81         67.80        71.80           34.21            N/A
ING European Equity Fund (6)                          3.20          3.90         7.90          - 1.58            N/A
ING International Equity Fund (9),(17)               11.40         12.60        16.60            9.84           4.69
ING Global Brand Names Fund (5), (16)                 9.05         10.00        14.10            2.06           2.12

BOND FUNDS

                                 Cumulative Total Return(1)
                                 Without Sales Charge
                                 CLASS A   CLASS B    CLASS C   CLASS X    CLASS I(13)
--------------------------------------------------------------------------------------
ING High Yield Bond Fund (3)       6.37%     5.57%      5.67%     4.99%       N/A
ING Intermediate Bond Fund (3)   - 1.46    - 2.13     - 2.10    - 1.07        N/A

                                  Cumulative Total Return(1)
                                  With Sales Charge
                                  CLASS A(10)   CLASS B(11)  CLASS C(11)   CLASS X(11),(12)   CLASS I(13)
----------------------------------------------------------------------------------------------------------
ING High Yield Bond Fund (3)         1.31%          0.59%        4.68%           0.02%           N/A
ING Intermediate Bond Fund (3)     - 6.15         - 6.83       - 3.04          - 5.83            N/A


MONEY MARKET FUNDS

                                        7-Day Yield
                                        -------------------------------------------------------
                                        CLASS A   CLASS B   CLASS C    CLASS X   CLASS I(13)
-----------------------------------------------------------------------------------------------
ING Money Market Fund (8), (14),(18)     4.85%     4.21%     4.21%      4.21%       5.31%

                                        30-Day Yield
                                        -----------------------------------------------------
                                        CLASS A    CLASS B   CLASS C   CLASS X   CLASS I(13)
---------------------------------------------------------------------------------------------
ING Money Market Fund (8), (14),(18)     4.81%      4.16%     4.17%     4.17%        N/A


[LOGO ING FUNDS]

SHARES OF ING FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

Past performance are historical and cannot guarantee future results. Fund returns include change in share value and reinvestment of distributions. Because of ongoing market volatility, the Funds' performance may be subject to substantial short-term changes.

(1). Cumulative total return (not annualized) since inception. (2). Inception date (all share classes) is 7/1/99. Inception date for Class A, B and C shares of all funds (except INGInternet Fund) is 12/15/98. Inception dates for Class X shares are as noted in the following notes: (3). Inception date is 1/11/99. (4). Inception date is 1/12/99. (5). Inception date is 1/14/99. (6). Inception date is 1/15/99. (7). Inception date is 1/19/99. (8). Inception date is 1/20/99. (9).
Inception date is 2/16/99. (10). Class A shares are subject to the current maximum initial sales charge of 5.75% (stock funds) and 4.75% (bond funds).
(11). The amounts shown assume redemption of Fund shares at the end of each period indicated. Class B, Class C and Class X shares are subject to a maximum contingent deferred sales charge of 5%, 1% and 5%, respectively. (12). Class X shares are offered to qualified investors (including, but not limited to, IRAs, Roth IRAs, Education IRAs, SEP IRAs, Simple IRAs and 403(b)(7) plans). Investors purchasing Class X shares will receive bonus shares having a value equal to 2% of the amount invested. Bonus shares are paid by the Fund's Distributor. Shares purchased by the reinvestment of dividends or capital gains distributions are not eligible for bonus shares. Total return for Class X shares does not include the 2% bonus shares paid by the distributor. (13). Class I shares are offered only to retirement plans affiliated with ING Group. Shares are sold without an initial sales charge and are not subject to any Rule 12b-1 fee, shareholder services fees or account servicing fees. (14). Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. (15). Prior to 10/31/99, the Fund had a different Investment Adviser. Inception dates for Class I shares are as follows:
(16). Inception date is 7/29/99. (17). Inception date is 9/27/99. (18).
Inception date is 10/13/99.

ING Funds are distributed by ING Funds Distributor, Inc.
1475 Dunwoody Drive, West Chester, PA 19380-1478

MEMBER NASD

A LETTER FROM THE PRESIDENT

[PHOTO JOHN J. PILEGGI]

President & CEO
ING Funds

DEAR FELLOW SHAREHOLDER,

We are pleased to present the first ING Funds Annual Report to our shareholders. It has been an exciting and rewarding first year for all of us and we appreciate your confidence. Rest assured that we will always work with you in mind. This report begins with an overview of the financial markets, followed by detailed information about your fund investment.

STOCKS CONTINUE UPWARD Over the last year, stock markets around the world have generally posted solid results. During the first 10 months of 1999, the S&P 500 Index has risen 12.03%. And the MSCI Index of international stocks generated a 12.85% return. In the U.S. and abroad, these returns were the result of continued strong economic growth.

    Domestically, as the year began, there was speculation that our lengthy economic expansion was in jeopardy. The biggest threat was a continued rise in interest rates and the prospect of slower earnings from U.S. companies. But after fourth quarter earnings data was reported, and overall GDP was above expectations, growth was once again the norm. In the U.S. stock market, much of the year has been marked by a very narrow rally -- one in which the majority of gains have been registered by a relatively small group of larger-cap growth and technology stocks. This trend has masked the less impressive returns of many smaller-cap and value oriented issues.

    Overseas, most international markets have performed well this year. A surprisingly fast rebound in Asia has continued to unfold after last year's disruptions. In Japan, the market has generated very strong returns, due to unexpected gains in the country's domestic economy and meaningful economic reforms. However, returns in much of Europe have been disappointing, with lackluster economic growth muting performance.

    "Over the last year, stock markets around the world have generally posted solid results."

A DIFFICULT BOND MARKET During the last year we have seen the interest rate environment come full circle. As the year began, the Federal Reserve Board (the
Fed) was easing credit, as it focused on the weak global economy and few signs of domestic inflation. Since that time, sentiment has dramatically changed. First, the Fed took a neutral stance for several months, as benign inflation overshadowed higher than expected growth rates. However, with rising commodity prices, wage pressures and few signs of growth abating, the Fed has raised interest rates three times in the last five months. These rising rates have caused most sectors of the bond market to be relatively flat, or negative, thus far in 1999. One bright spot, however, has been the high yield market, which continues to produce positive returns despite the problems in other bond market sectors.

LOOKING AHEAD We are cautiously optimistic as we look toward the new millennium. There are a number of positives, such as the strong economy, healthy corporate profits and technology-driven productivity gains. The stock market has also gained considerable momentum since the end of October. However, uncertainties surrounding inflation, interest rates and Y2K could upset the markets. Therefore, we would encourage investors to have a long-term outlook, to maintain a broadly diversified portfolio, and to work closely with their financial advisor.

    In summary, it has been an eventful year at ING Funds. We have broadened our investment line-up with the addition of the ING Internet Fund and ING National Tax-Exempt Bond Fund. In addition, we have expanded the services we provide to shareholders -- including many enhancements to our Web site, www.ingfunds.com, and 24-hour automated telephone system, 1-877-463-6464. Additional information on these services can be found on page 72 of this report. I would like to thank you for your investment with ING, and we look forward to serving your needs in the years to come. Thank you for your confidence in us. We work to earn it each day.

Sincerely,



/s/ John J. Pileggi
------------------------------
John J. Pileggi
President & CEO
November 23, 1999


                                ING Funds Annual Report / October 31, 1999     1

TABLE OF CONTENTS
FUND INFORMATION AT YOUR FINGERTIPS

WE ARE PLEASED TO PROVIDE THIS DETAILED REVIEW OF THE ING FUNDS FOR THE PERIOD THAT ENDED OCTOBER 31, 1999. TO HELP ANALYZE YOUR FUND WE HAVE BROKEN DOWN THE REPORT INTO A NUMBER OF EASY-TO-FOLLOW SECTIONS. LISTED BELOW IS A TABLE OF CONTENTS AND DESCRIPTION OF EACH SECTION.

Pages 3 - 17 FUND SUMMARIES
A summary of the Fund's performance record and portfolio composition, and an interview with the Fund's portfolio manager or managers.

Pages 20 - 42 SCHEDULES OF INVESTMENTS
A complete listing of the securities in the Fund's portfolio as of October 31, 1999. This section also includes the number of shares or principal amount, and market value as of the end of the reporting period.

                                                                       SCHEDULE OF
  FUND NAME                                    FUND SUMMARY            INVESTMENTS
  ING Internet Fund                            Page 3                  Page 20
  ING Small Cap Growth Fund                    Page 4                  Page 21
  ING Focus Fund                               Page 5                  Page 23
  ING Mid Cap Growth Fund                      Page 6                  Page 24
  ING Large Cap Growth Fund                    Page 7                  Page 26
  ING Tax Efficient Equity Fund                Page 8                  Page 27
  ING Growth &Income Fund                      Page 9                  Page 29
  ING International Bond Fund                  Page 10                 Page 31
  ING Global Information Technology Fund       Page 11                 Page 32
  ING European Equity Fund                     Page 12                 Page 33
  ING International Equity Fund                Page 13                 Page 35
  ING Global Brand Names Fund                  Page 14                 Page 36
  ING High Yield Bond Fund                     Page 15                 Page 37
  ING Intermediate Bond Fund                   Page 16                 Page 39
  ING Money Market Fund                        Page 17                 Page 40

Pages 44 - 51 FINANCIAL HIGHLIGHTS
A description of the factors that affected a Fund's net asset value (NAV) during the reporting period. In addition to providing total returns, this section reports asset sizes, distributions, expense ratios and portfolio turnover rates (when applicable).

Pages 52 - 53 STATEMENTS OF ASSETS & LIABILITIES
A complete "balance sheet" as of the end of the reporting period. It includes the Fund's NAV, which is calculated by dividing its net assets (assets minus liabilities) by its number of shares outstanding.

Pages 54 - 55 STATEMENTS OF OPERATIONS
A listing of a Fund's investment income, expenses and gains or losses on securities, as well as appreciation or depreciation from portfolio holdings.

Pages 56 - 57 STATEMENTS OF CHANGES IN NET ASSETS
A reporting of the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets could occur for a variety of reasons, including investment operations, dividends, distributions or capital share transactions.

Pages 58 - 68 NOTES TO FINANCIAL STATEMENTS
A description of the significant accounting policies of the Fund, and more detailed information about the schedules and tables that appear in the report.

Page 72 ING FUNDS SERVICES
A description of convenient services available to Fund shareholders.

Inside Back Cover FUND FAMILY OVERVIEW
A brief summary of the ING Funds, including objectives and primary portfolios.


2   ING Funds Annual Report / October 31, 1999

Data as of 10/31/99

ING INTERNET FUND

For investors seeking long-term capital appreciation from a non-diversified equity portfolio

GROWTH OF A $10,000 INVESTMENT
ING Internet Fund vs. @Net Index (IIX): 7/1/99 - 10/31/99

[INTERNET LINE GRAPH]

Class A shares     Class B shares     Class C shares     @Net Index (IIX)
 9,425              10,000              10,000              10,000
 8,115               8,600               8,600               8,899
 9,020               9,550               9,560               9,488
10,132              10,720              10,730              10,333
11,942              12,130              12,530              11,387

Hypothetical illustration of $10,000 invested in the Fund on 7/1/99 includes the current maximum initial sales charge of 5.75% with reinvestment of distributions. Class B & C shares are subject to a maximum CDSC of 5% and 1%, respectively. The @Net Index (IIX) is unmanaged with no sales charges or expenses.

CUMULATIVE TOTAL RETURN (2)
Since inception

                           Class A shares     Class B shares        Class C shares      Class X shares
------------------------------------------------------------------------------------------------------
Without Sales Charge           26.70%             26.30%                26.30%               26.30%
With Sales Charge              19.42              21.30                 25.30                21.30

Inception date for the Fund is 7/1/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets.
2. Past performance is historical and is no guarantee of future results. Total returns are cumulative, not annualized, and include change in share value and reinvestment of distributions.
PLEASE SEE PAGES 18 AND 19 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

TOP TEN HOLDINGS (1)
    BroadVision, Inc.                   5.7%
    DoubleClick, Inc.                   4.6
    Yahoo! Inc.                         4.2
    America Online, Inc.                4.1
    Cisco Sytems, Inc.                  4.1
    VeriSign, Inc.                      3.9
    Liberate Technologies, Inc.         3.8
    Internet Capital Group, Inc.        3.5
    CMGIInc.                            3.4
    Broadcom Corp.                      3.3

TOP FIVE INDUSTRIES (1)
    Internet Software                  27.6%
    Internet Content                   26.3
    Retail - Internet                   6.9
    Computer Data Security              5.5
    Enterprise Software/Service         5.4

Manager's Overview


[PHOTO GUY UDING]
Portfolio Management
Team Leader

OBJECTIVE

LONG-TERM CAPITAL APPRECIATION through the investment in a non-diversified portfolio of U.S. and non-U.S. Internet technology companies.

"The Fund has generated very strong returns, handily outperforming its benchmark"

QUESTION: The Fund was launched on July 1, 1999. How has it performed since its inception?

ANSWER: The Fund has generated very strong returns, handily outperforming its benchmark, the @Net Index (IIX).

QUESTION: How would you characterize the Fund's first four months of operations?

ANSWER: As one of contrasts. In July, the Internet sector was trading downward, although on low volumes. Starting in August, Internet stocks recovered quickly, with strong fundamental growth in both the consumer and business sectors.

QUESTION: What has been your overriding strategy for the Fund?

ANSWER: In the business-to-business sector, companies are forced by competition to expand their Internet presence. With this in mind, we launched the Fund with an emphasis on themes related to business-to-business commerce. Examples include enabling software companies, e-business solution providers and Internet hosting and servers.

QUESTION: Can you share some examples of winning holdings for the Fund?

ANSWER: Businesses want to broaden their Internet presence, but it's no longer enough to simply post a homepage with a few bells and whistles. Companies now have to offer transaction capabilities to establish a real e-business. This requires interaction with back office systems, or even with suppliers and client systems. In our portfolio, Tibco Software is an example of a firm that provides software to connect systems on a real time basis. Another example of a successful theme is our exposure to companies that help build or improve the infrastructure of the Internet itself. Inktomi, for example, delivers systems that store content and web sites locally to speed up access. They also provide search engine technology that helps to categorize and index the fast growing number of web pages.

QUESTION: Were there areas that detracted from performance?

ANSWER: We were adversely affected by specific holdings that experienced system problems. A high profile example of this was eBay, whose site was shut down for almost a full day. We believe companies will learn from these errors, and improve their infrastructure by investing in the right equipment.

QUESTION: What is your outlook for the Fund?

ANSWER: The Internet sector is still in its infancy. And we're convinced that we are at the beginning stages of a long-term positive trend. While we expect volatility to remain high, we've already seen how the Internet has penetrated virtually every economic sector. For the time being, we anticipate that our major focus will remain on the business-to-business sector.


SEE PAGE 20 FOR FINANCIAL DETAILS.


[LOGO ING FUNDS]                ING Funds Annual Report / October 31, 1999    3

Data as of 10/31/99

ING SMALL CAP GROWTH FUND
For aggressive investors seeking above-average long-term growth

GROWTH OF A $10,000 INVESTMENT
ING Small Cap Growth Fund vs. Russell 2500 Growth Index: 12/15/98 - 10/31/99


[SMALL CAP GROWTH LINE GRAPH]

Class A shares      Class B shares      Class C shares      Russell 2500 Growth
$ 9,425             $10,000             $10,000             $10,000
 10,697              11,350              11,350              11,215
 10,443              11,070              11,070              11,539
  9,576              10,150              10,150              10,603
  9,491              10,050              10,050              11,098
  9,670              10,230              10,230              11,983
  9,500              10,050              10,060              12,107
 10,311              10,900              10,910              12,963
 10,019              10,580              10,590              12,698
  9,962              10,520              10,530              12,424
  9,906              10,450              10,450              12,513
 10,669              10,760              11,160              13,123

Hypothetical illustration of $10,000 invested in the Fund on 12/15/98 includes the current maximum initial sales charge of 5.75% with reinvestment of distributions. Class B & C shares are subject to a maximum CDSC of 5% and 1%, respectively. The Russell 2500 Growth Index is unmanaged with no sales charges or expenses.

CUMULATIVE TOTAL RETURN(2)
Since inception

                           Class A shares      Class B shares        Class C shares       Class X shares
Without Sales Charge           13.20%              12.60%                 12.60%               0.27%
With Sales Charge               6.69                7.60                  11.60              - 4.73

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/11/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets.
2. Past performance is historical and is no guarantee of future results. Total returns are cumulative, not annualized, and include change in share value and reinvestment of distributions.
PLEASE SEE PAGES 18 AND 19 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

TOP TEN HOLDINGS (1)
    Electronic Arts Inc.                     3.4%
    Cypress Semiconductor Corp.              2.6
    Concord EFS, Inc.                        2.4
    VERITASSoftware Corp.                    2.3
    Legato Systems Inc.                      2.3
    Novellus Systems, Inc.                   2.2
    Mercury Interactive Corp.                2.2
    Citrix Systems, Inc.                     2.1
    CDW Computer Centers Inc.                2.0
    Comverse Technology Inc.                 1.9

TOP FIVE INDUSTRIES (1)
    Electronic Components - Semiconductor   13.6%
    Medical - Biomedical                     7.7
    Applications Software                    3.6
    Entertainment Software                   3.2
    Commercial Services - Fin.               3.2

Manager's Overview

[PHOTO GEORGE PAOLETTI]
Portfolio Manager

OBJECTIVE

GROWTH OF CAPITAL through investment in a diversified portfolio of companies primarily with market capitalizations of $200 million to $5 billion.

"Some of the Fund's largest contributors to performance were in the communications equipment and Internet infrastructure sectors."

QUESTION: How has the Small Cap Growth Fund performed since its inception?

ANSWER: The Fund has underperformed its benchmark, the Russell 2500 Growth Index. This can largely be attributed to several factors, including the ill effects of limited diversification during the Fund's initial period of operations, and several sector allocation decisions.

QUESTION: What were some of the specific areas that detracted from performance?

ANSWER: Earlier in the year, the Fund was underexposed to the Internet group. Our investment philosophy calls for investing in companies with strong fundamentals and earnings growth. While many Internet companies do not possess these characteristics, they were, nonetheless, embraced by investors, and their share prices appreciated substantially.

    In addition, the Fund's exposure to traditional retailing companies was a drag on performance. Many of these firms did not meet earnings expectations. There was concern that this group may be adversely affected by the growing popularity of the Internet. In recent months, our consumer focus has shifted to advertising and ad services, and to speciality retailers. Current holdings in these areas include Lamar Advertising, Electronic Arts and Ann Taylor.

QUESTION: Which investment strategies enhanced the Fund's returns?

ANSWER: Some of the Fund's largest contributors to performance were in the communications equipment and Internet infrastructure sectors. Companies like Comverse Technology and SDL, Inc. benefited from the rapid growth of the Internet. Additionally, the Fund's semiconductor capital equipment stocks experienced a strong rally on the back of a semiconductor recovery. Overweighting this group with names like Novellus, Lam Research, Credence Systems, and KLA Tencor aided Fund performance.

QUESTION: What is your outlook for small cap stocks?

ANSWER: The current environment of low inflation and steady economic growth are positive for the financial markets and small-cap stocks. Against this backdrop, high growth areas within the Internet, biotechnology, and semiconductor capital equipment sectors have been among the major benefactors. We believe these areas could continue to experience strong returns going forward if current economic conditions remain in place.

On October 29, 1999, shareholders of the ING Small Cap Growth Fund approved the appointment of Furman Selz Capital Management, LLC as sub-adviser to the Fund. Prior to this date, the Fund was sub-advised by Baring Asset Management Inc.

SEE PAGE 21 FOR FINANCIAL DETAILS.


4    ING Funds Annual Report / October 31, 1999                 [LOGO ING FUNDS]

Data as of 10/31/99

ING FOCUS FUND

For investors seeking long-term growth from a non-diversified equity portfolio

GROWTH OF A $10,000 INVESTMENT
ING Focus Fund vs. Russell 1000 Index: 12/15/98 - 10/31/99

[FOCUS LINE GRAPH]

     Class A shares      Class B shares      Class C shares      Russell 1000
         9425                10000                10000               10000
         10320               10950                10950               10850
         10773               11410                11420               11237
         10811               11460                11460               10881
         11140               11810                11800               11298
         11272               11930                11930               11770
         11216               11870                11870               11516
         11942               12630                12630               12103
         11565               12220                12220               11734
         11235               11870                11870               11624
         11027               11650                11650               11304
         11819               11980                12370               12064

Hypothetical illustration of $10,000 invested in the Fund on 12/15/98 includes the current maximum initial sales charge of 5.75% with reinvestment of distributions. Class B & C shares are subject to a maximum CDSC of 5% and 1%, respectively. The Russell 1000 Index is unmanaged with no sales charges or expenses.

CUMULATIVE TOTAL RETURN (2)
Since inception

                           Class A shares      Class B shares       Class C shares       Class X shares
Without Sales Charge           25.40%               24.80%               24.70%               14.84%
With Sales Charge              18.19                19.80                23.70                 9.84

Inception dates: Class A, B, and C shares is 12/15/98; X shares is 1/12/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets.
2. Past performance is historical and is no guarantee of future results. Total returns are cumulative, not annualized, and include change in share value and reinvestment of distributions.
PLEASE SEE PAGES 18 AND 19 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

TOP TEN HOLDINGS (1)
    The Bank of New York Co., Inc.      4.3%
    American International Group, Inc.  4.0
    Bell Atlantic Corp.                 3.9
    Siebel Systems, Inc.                3.9
    Texaco Inc.                         3.3
    CBS Corp.                           3.2
    AT&T - Liberty Media Group          3.1
    The Kroger Co.                      3.1
    Baxter International Inc.           3.0
    The TJX Cos., Inc.                  2.9

TOP FIVE INDUSTRIES (1)
    Telecommunication Equipment         6.4%
    Medical Products                    4.5
    Multimedia                          4.3
    Application Software                4.3
    Medical - Drugs                     4.0


Manager's Overview

[PHOTO MICHAEL L. KASS
   AND ADRIAN JONES
 Portfolio Managers]

OBJECTIVE

GROWTH OF CAPITAL through investment in a non-diversified portfolio of approximately 20 - 40 stocks.

 "...we remain enthusiastic about the prospects for our companies and the industries in which they compete."

QUESTION: How has the Focus Fund performed since its inception?

ANSWER: The Fund continues to post strong results -- outperforming its benchmark, the Russell 1000 Index.

QUESTION: Which investment themes have produced the best results?

ANSWER: Our largest theme, Bandwidth, continues to generate outstanding returns, led by several telecommunications and media holdings. Through extensive bottom-up, fundamental research we identified several stocks in this area, nearly all of which have outperformed the market. During the year, we increased our exposure to equipment vendors, while maintaining our overall weighting towards service providers.

    Our Enterprise Data Management stocks have also done extremely well. We remain very interested in companies that help businesses share, manage and secure their data. We are also focusing on firms that help break down the barriers between operating systems and processing architectures.

QUESTION: Were there any themes that did not live up to your expectations?

ANSWER: We had invested in several waste services companies, where structural changes being implemented were likely to improve financial returns. During the third quarter the largest company in the industry disclosed a host of accounting and financial control problems. These were of such magnitude that the firm became a forced seller of assets. Virtually overnight, the industry shifted from having an imbalance of buyers of assets, to an imbalance of sellers. This has offset some of the positive trends of the industry, and has resulted in severely depressed valuations across the industry.

QUESTION: How have the Fund's financial stocks performed?

ANSWER: We remained underweight in this sector, where rising interest rates have hurt balance sheets and earnings prospects. However, we maintained our core investments in fee-driven companies, whose earnings are largely insulated from these trends.

QUESTION: What is your outlook for the Fund?

ANSWER: We remain enthusiastic about the prospects for our companies and the industries in which they compete. In addition, the recent market consolidation presented many interesting long-term investment opportunities to evaluate. With our significant cash holding we have begun to accumulate positions in companies that have been on our wish-list for some time. One new area of potential interest is in certain health care services, where changes to Medicare reimbursement enacted by the government last year have resulted in a near distress situation across the board.


SEE PAGE 23 FOR FINANCIAL DETAILS.


[LOGO ING FUNDS]                ING Funds Annual Report / October 31, 1999     5

DATA AS OF 10/31/99

ING MID CAP GROWTH FUND
For investors seeking long-term growth


GROWTH OF A $10,000 INVESTMENT
ING Mid Cap Growth Fund vs. Russell Mid Cap Growth Index: 12/15/98 - 10/31/99


[MID CAP GROWTH LINE GRAPH]

Class A shares     Class B shares     Class C shares     Russell Mid Cap Growth
    9,425              10,000             10,000                 10,000
   10,151              10,770             10,770                 11,215
    9,746              10,330             10,330                 11,552
    9,086               9,630              9,630                 10,987
    9,189               9,730              9,730                 11,599
    9,510              10,060             10,060                 12,128
    9,510              10,070             10,060                 11,971
    9,934              10,510             10,500                 12,807
    9,755              10,310             10,310                 12,400
    9,472              10,000             10,000                 12,271
    9,548              10,070             10,070                 12,166
    9,793               9,830             10,230                 13,107

Hypothetical illustration of $10,000 invested in the Fund on 12/15/98 includes the current maximum initial sales charge of 5.75% with reinvestment of distributions. Class B & C shares are subject to a maximum CDSC of 5% and 1%, respectively. The Russell Mid Cap Growth Index is unmanaged with no sales charges or expenses.

CUMULATIVE TOTAL RETURN (2)
Since inception

                        Class A shares         Class B shares         Class C shares    Class I shares     Class X shares
Without Sales Charge        3.90%                  3.30%                  3.30%              1.27%            - 1.90%
With Sales Charge         - 2.07                 - 1.70                   2.30               1.27             - 6.80

Inception dates: Class A, B, and C shares is 12/15/98; Class I shares is 7/29/99; Class X shares is 1/19/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets.
2. Past performance is historical and is no guarantee of future results. Total returns are cumulative, not annualized, and include change in share value and reinvestment of distributions.
PLEASE SEE PAGES 18 AND 19 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

TOP TEN HOLDINGS (1)
    Vitesse Semiconductor Corp.                 2.7%
    Linear Technology Corp.                     2.6
    Marcomedia, Inc.                            2.5
    Jones Apparel Group, Inc.                   2.2
    Circuit City Stores - Circuit City Group    2.1
    Biogen, Inc.                                2.1
    Comverse Technology, Inc.                   2.0
    American Power Conversion Corp.             1.9
    Optical Coating Laboratory, Inc.            1.8
    ANTEC Corp.                                 1.8

TOP FIVE INDUSTRIES (1)
    Telecommunication Equipment                 8.6%
    Circuits                                    6.1
    Data Processing/Mgt                         3.5
    Printers & Related Prod.                    3.2
    Applications Software                       3.0

Manager's Overview

[PHOTO MATTHEW S. PRICE
  AND DAVID C. CAMPBELL
  PORTFOLIO MANAGERS]

OBJECTIVE

GROWTH OF CAPITAL through investment in a diversified portfolio of companies primarily with market capitalizations of $500 million to $7.5 billion.

"Some of the Fund's best performing stocks were in the semiconductor, cable equipment and electronic manufacturing industries."

QUESTION: How has the Fund performed relative to its benchmark, the Russell Mid-Cap Growth Index?

ANSWER: The mid-cap growth area generated excellent results since the Fund's inception. However, given our investment discipline, the Fund did not participate in several of the areas that generated the strongest results. As a result, it underperformed its benchmark.

QUESTION: What types of stocks produced the best results?

ANSWER: In general, we saw a high concentration of the best performers coming from a small group of stocks and industry sectors -- most notably in the technology area. This made it difficult for more diversified mutual funds to provide superior results.

QUESTION: What themes did investors favor?

ANSWER: Some of the best performers in the market were stocks with high price-to-earnings ratios compared to their growth rates. These included companies experiencing explosive revenue growth, but with little or no profitability foreseen for several years. Examples included Internet providers and wireless communication firms.

QUESTION: How did those themes match up with the Fund's investment philosophy?

ANSWER: Our disciplined investment philosophy favors positive earnings growth, relative price strength and reasonable valuations. As such, it precluded us from participating in many of the best performing themes. In addition, while we will overweight an industry sector up to twice the weight of the representative index, we will not allow any single position to exceed 3% of the portfolio.

QUESTION: What Fund holdings performed well?

ANSWER: As the year progressed, the Fund benefited by overweighting the technology sector. Some of the Fund's best performing holdings were in the semiconductor, cable equipment and electronic manufacturing industries. Several of our stocks also excelled as a result of takeovers. For example, Motorola took an important step into the cable telecommunications sector by acquiring General Instrument.

QUESTION: What other factors detracted from performance?

ANSWER: The federal government's desire to reign in costs and reduce Medicaid and Medicare expenditures in the budget process negatively impacted our nursing homes, drug suppliers, HMOs and related companies.

QUESTION: What is your outlook for the Fund?

ANSWER: If the 'Goldilocks economy' of slow growth and low inflation continues, mid-cap stocks should continue to produce record earnings and strong returns. Valuations, on the other hand, are historically high, and the stock market will not take disappointing news lightly.


SEE PAGE 24 FOR FINANCIAL DETAILS.


6     ING Funds Annual Report / October 31, 1999                [LOGO ING FUNDS]

DATA AS OF 10/31/99

ING LARGE CAP GROWTH FUND
For investors seeking long-term growth

GROWTH OF A $10,000 INVESTMENT
ING Large Cap Growth Fund vs. S&P 500 Index: 12/15/98 - 10/31/99


[LARGE CAP GROWTH LINE GRAPH]

Class A shares     Class B     Class C shares     S&P 500
 9,425             10,000      10,000             10,000
10,151             10,770      10,760             10,771
10,518             11,150      11,150             11,222
10,236             10,850      10,840             10,873
10,707             11,340      11,330             11,308
10,773             11,410      11,410             11,745
10,292             10,890      10,890             11,468
11,046             11,680      11,680             12,104
10,631             11,230      11,240             11,727
10,603             11,190      11,200             11,668
10,462             11,050      11,050             11,348
11,122             11,250      11,640             12,067


Hypothetical illustration of $10,000 invested in the Fund on 12/15/98 includes the current maximum initial sales charge of 5.75% with reinvestment of distributions. Class B & C shares are subject to a maximum CDSC of 5% and 1%, respectively. The S&P 500 Index is unmanaged with no sales charges or expenses.


CUMULATIVE TOTAL RETURN (2)
Since inception

                        Class A shares         Class B shares         Class C shares    Class I shares     Class X shares
Without Sales Charge        18.00%                 17.50%                 17.40%             6.21%              8.41%
With Sales Charge           11.22                  12.50                  16.40              6.21               3.41

Inception dates: Class A, B, and C shares is 12/15/98; Class I shares is 9/27/99; Class X shares is 1/11/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets.
2. Past performance is historical and is no guarantee of future results. Total returns are cumulative, not annualized, and include change in share value and reinvestment of distributions.
PLEASE SEE PAGES 18 AND 19 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

TOP TEN HOLDINGS (1)
    Microsoft Corp.                     5.4%
    MCI WorldCom, Inc.                  5.4
    General Electric Co.                4.6
    Lucent Technologies Inc.            4.4
    Cisco Systems, Inc.                 4.2
    Citigroup Inc.                      3.9
    Wells Fargo Co.                     3.8
    Sun Microsystems, Inc.              3.4
    American International Group, Inc.  3.0
    America Online, Inc.                3.0

TOP FIVE INDUSTRIES (1)
    Computers - Micro                   7.6%
    Div. Manufacturing Operations       7.5
    Telephone - Integrated              7.1
    Diversified Financial Services      5.9
    Telecommunication Equipment         5.3

Manager's Overview

[PHOTO WILLIAM H.THOMAS
 PORTFOLIO MANAGEMENT TEAM LEADER]

OBJECTIVE

GROWTH OF CAPITAL through investment in a diversified portfolio of companies primarily with market capitalizations of $1 billion or more.

"The most significant contributor to performance has been our overweight position in the technology sector."

QUESTION: How has the Fund performed since its inception?

ANSWER: The Fund has generated strong returns. However, on a relative basis, it has underperformed its benchmark.

QUESTION: Could you briefly describe this year's equity market?

ANSWER: During the year, the U.S. equity market has been quite volatile and rotational, responding to changing perceptions of growth in the economy, and in corporate profits. However, we have maintained our disciplined investment approach throughout.

QUESTION: What sectors have performed well for the Fund?

ANSWER: The most significant contributor to performance has been our overweight position in the technology sector. Demand in this sector by both businesses and consumers remains robust, driven by productivity and rapid growth in the Internet and telecommunications markets. Key Fund holdings in these markets included Cisco Systems, Sun Microsystems and Texas Instruments.

    After a slow start, the finance sector has also aided returns. Rising interest rates initially hurt these stocks. However, approval of the landmark financial reform bill has expanded growth prospects within the group.

QUESTION: Were there areas that detracted from performance?

ANSWER: The Fund was hurt by its overweight position in consumer discretionary stocks, primarily retail companies. We were positive on this sector, based on our view that consumer spending would remain strong, and continue to produce positive earnings surprises for leading companies. We were half-correct. Spending has remained healthy, but not above consensus expectations. Furthermore, the group generally underperformed, as interest rates rose and questions regarding the impact of Internet strategies on traditional retailers concerned investors. We have since reduced our exposure to retailers and increased exposure to advertising agencies, who could be the direct beneficiaries of "e-tailing."

QUESTION: What is your outlook for the Fund?

ANSWER: In general, our outlook is positive. Economic and profit growth should remain strong, aided by the global recovery. Interest rates are expected to stabilize, as inflation remains at bay. And strong earnings growth could continue to move equity prices upward. We expect fundamentals to remain strongest in the technology, communications, capital goods and finance sectors. Companies with significant multinational exposure are favored over those with a primarily domestic orientation, as they should benefit from improving overseas economies, and a more favorable currency environment.


SEE PAGE 26 FOR FINANCIAL DETAILS.


[LOGO ING FUNDS]                ING Funds Annual Report / October 31, 1999    7

DATA AS OF 10/31/99

ING TAX EFFICIENT EQUITY FUND
For investors seeking long-term growth with minimum tax consequences

GROWTH OF A $10,000 INVESTMENT
ING Tax Efficient Equity Fund vs. S&P 500 Index: 12/15/98 - 10/31/99


[TAX EFFICIENT LINE GRAPH]

Class A shares     Class B shares      Class C shares     S&P 500
 9,425             10,000              10,000             10,000
10,151             10,770              10,770             10,771
10,443             11,100              11,070             11,222
10,132             10,760              10,730             10,873
10,424             11,070              11,040             11,308
11,056             11,730              11,690             11,745
10,886             11,550              11,510             11,468
11,527             12,230              12,180             12,104
11,178             11,850              11,810             11,727
11,056             11,720              11,680             11,668
10,745             11,380              11,340             11,348
11,301             11,460              11,820             12,067

Hypothetical illustration of $10,000 invested in the Fund on 12/15/98 includes the current maximum initial sales charge of 5.75% with reinvestment of distributions. Class B & C shares are subject to a maximum CDSC of 5% and 1%, respectively. The S&P 500 Index is unmanaged with no sales charges or expenses.

CUMULATIVE TOTAL RETURN (2)
Since inception

                           Class A shares      Class B shares      Class C shares      Class X shares
Without Sales Charge            19.90%             19.60%               19.20%              7.67%
With Sales Charge               13.01              14.60                18.20               2.67

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is 1/11/99. 1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. Total returns are cumulative, not annualized, and include change in share value and reinvestment of distributions. PLEASE SEE PAGES 18 AND 19 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

TOP TEN HOLDINGS (1)
    General Electric Co.                3.7%
    Microsoft Corp.                     2.8
    Int'l Business Machines Corp.       2.2
    Johnson & Johnson                   2.1
    Fannie Mae                          2.0
    Merck & Co., Inc.                   2.0
    Bank of America Corp.               1.7
    Bestfoods                           1.7
    Intel Corp.                         1.7
    Citigroup Inc.                      1.7

TOP FIVE INDUSTRIES (1)
    Medical - Drugs                     5.8%
    Div. Manufacturing Operations       4.7
    Oil Companies - Integrated          4.6
    Cosmetics & Toiletries              3.9
    Telephone - Integrated              3.7

Manager's Overview

[PHOTO BOB SANDRONI
 CARL GOLDSMITH
 MARLA RYAN
 Portfolio Managers]

OBJECTIVE

HIGH TOTAL RETURN on an after-tax basis through a diversified portfolio of stocks.

"The Fund's technology holdings, by far, provided the largest contribution to performance."

QUESTION: How has the Fund performed since its inception?

ANSWER: The Fund's return was fairly consistent with that of its benchmark, the S&P 500 Index. This is noteworthy, as the vast majority of gains in the benchmark index came from a relatively small group of stocks.

QUESTION: What are some of the reason for this strong performance?

ANSWER: The Fund's technology holdings, by far, provided the largest contribution to performance. Other notable performance outside the technology area included General Electric, Wal-Mart, Citigroup, and Alcoa.

QUESTION: What areas of the technology sector performed well for the Fund?

ANSWER: Two themes in particular enhanced overall returns. First, the explosion in demand for communications products led to price appreciation for the makers of networking/telecommunications equipment, wireless infrastructure and cellular handsets, communication chips, servers, and PCs/microprocessors for Internet usage.

    The second, and related theme, involved the recovery in demand for semiconductor capital equipment. In 1998, the Asian Crisis created excess inventories of technology products that, in turn, stalled the demand for new chip making equipment. However, the continual need to lower unit manufacturing costs necessitated the use of more advanced equipment. This, coupled with the buoyant demand for communications products, drove up the prices of semiconductor capital equipment companies.

QUESTION: What areas detracted from returns?

ANSWER: We were disappointed with the returns of selected financial services and retail holdings. Specifically, shares of Bank One and First Union suffered, as earnings shortfalls related to their recent acquisitions pushed down future analyst expectations. Both firms retain significant franchises within the financial services sector, and we believe their prices are undervalued at current levels.

QUESTION: How is the Fund positioned going forward?

ANSWER: We expect to see a continuation of economic growth, and gains in the stock market as long as the current growth/inflation balance remains intact. We believe the strong secular forces of technology-driven productivity improvements and Internet-based competition will offset cyclical inflation concerns. On the other hand, the concentration of gains in expensive, larger capitalization issues and wealth-induced consumption spending somewhat tempers our outlook.


SEE PAGE 27 FOR FINANCIAL DETAILS.


8  ING Funds Annual Report / October 31, 1999                   [LOGO ING FUNDS]

DATA AS OF 10/31/99

ING GROWTH & INCOME FUND
For investors seeking long-term total returns

GROWTH OF A $10,000 INVESTMENT
ING Growth & Income Fund vs. S&P 500 Index: 12/15/98 - 10/31/99


[GROWTH & INCOME LINE GRAPH]

Class A shares      Class B shares      Class C shares      S&P 500
$ 9,425             $10,000             $10,000             $10,000
  9,934              10,540              10,540              10,771
 10,292              10,910              10,920              11,222
  9,896              10,490              10,490              10,873
 10,143              10,748              10,740              11,308
 10,416              11,039              11,030              11,745
 10,256              10,858              10,850              11,468
 10,814              11,439              11,442              12,104
 10,512              11,119              11,111              11,727
 10,324              10,908              10,901              11,668
 10,069              10,638              10,681              11,348
 10,777              10,879              11,281              12,077

Hypothetical illustration of $10,000 invested in the Fund on 12/15/98 includes the current maximum initial sales charge of 5.75% with reinvestment of distributions. Class B & C shares are subject to a maximum CDSC of 5% and 1%, respectively. The S&P 500 Index is unmanaged with no sales charges or expenses.


CUMULATIVE TOTAL RETURN (2)
Since inception

                           Class A shares      Class B shares       Class C shares      Class X shares
Without Sales Charge             14.34%            13.79%               13.81%               6.51%
With Sales Charge                 7.77              8.79                12.81                1.51

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/12/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets.
2. Past performance is historical and is no guarantee of future results. Total returns are cumulative, not annualized, and include change in share value and reinvestment of distributions.
PLEASE SEE PAGES 18 AND 19 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

TOP TEN HOLDINGS (1)
    Microsoft Corp.                       4.4%
    General Electric Co.                  4.0
    S & P's 500 Depository Receipts       3.2
    Intel Corp.                           2.5
    Wal-Mart Stores, Inc.                 2.5
    Merck & Co., Inc.                     2.4
    Cisco Systems, Inc.                   2.4
    Wells Fargo Co.                       2.1
    Citigroup Inc.                        2.1
    Mobil Corp.                           2.1

TOP FIVE INDUSTRIES (1)
    Medical - Drugs                       8.0%
    Diversified Manufacturing Operations  5.7
    Telephone - Integrated                5.6
    Computers - Micro                     4.8
    Super-Regional Banks - US             4.5

Manager's Overview

[PHOTO DAVID KUSHNER
   MARTIN JANSEN
   Portfolio Managers]

OBJECTIVE

HIGH TOTAL RATES OF RETURN through investment in a diversified portfolio of primarily income-producing stocks.

"Our strategy of not taking major sector bets has been beneficial for the Fund."

QUESTION: How has the Fund performed relative to its benchmark?

ANSWER: Overall, since its inception the Fund has lagged the return of the S&P 500 Index. Virtually all this underperformance came during the first four months of the year -- a period in which the market was extremely narrow. Since that time, the Fund has produced very competitive results.

QUESTION: How has this year's market environment affected the Fund?

ANSWER: The momentum based nature of the market has negatively impacted the Fund. We are not momentum investors, preferring instead to concentrate on fundamental analysis and selecting securities that pass our rigorous screening process. When stock price movement is based entirely on momentum, as it has been for much of the year, our performance suffers.

QUESTION: Can you provide some examples of ways you enhanced Fund returns?

ANSWER: Our strategy of not taking major sector bets has been beneficial for the Fund. With this approach, we do not suffer the volatility associated with rapid market rotation, or the risk of missing a sudden move in a specific sector.

    Turning to specific holdings, two of our best performing stocks continue to be Citigroup and Sun Microsystems. Citigroup has maintained its leadership role in the consolidation of the Financial Services industry, and its management team has done an outstanding job in drawing synergies from its diverse group of operations. Sun Microsystems continues to ride the wave of the immense popularity of the Internet. As the "owner" of the Java programming script and provider of high end Internet servers, the firm's stock has risen substantially.

QUESTION: Can you give some examples of securities that hindered performance?

ANSWER: Early in the year, the Fund was hurt by two technology stocks that did not meet their earnings targets. Cadence Design experienced falling demand for its integrated circuit design tools, and the stock was subsequently sold. Compaq Computers has not done a good job in its attempts to expand from a mixed channel distributor to a mixed channel/direct distributor of computers.

QUESTION: What is your outlook for the market going forward?

ANSWER: With the Fed raising interest rates to try to slow the economy, we believe investors will eventually turn back to looking at the fundamental factors influencing stock prices. Our investment strategy should be a beneficiary of this trend, as we are dedicated to identifying those companies with strong business prospects, and selling securities that do not meet our expectations.


SEE PAGE 29 FOR FINANCIAL DETAILS.


[LOGO ING FUNDS]                ING Funds Annual Report / October 31, 1999    9

DATA AS OF 10/31/99

ING INTERNATIONAL BOND FUND
For investors seeking high current income and growth potential

GROWTH OF A $10,000 INVESTMENT
ING International Bond Fund vs. SB Non-US World Gov't. Bond Index: 12/15/98 - 10/31/99


[INTERNATIONAL BOND LINE GRAPH]

                                                                 SB Non-US World Gov't.
     Class A shares      Class B shares      Class C shares            Bond Index
         9524                 10000               10000                  10000
         9499                 9970                9970                   9960
         9366                 9822                9825                   9804
         8959                 9390                9391                   9460
         8925                 9349                9360                   9477
         8862                 9288                9279                   9463
         8686                 9089                9100                   9272
         8532                 8923                8934                   9051
         8650                 9041                9052                   9369
         8577                 8960                8971                   9429
         8639                 9020                9031                   9604
         8556                 8490                8853                   9594

Hypothetical illustration of $10,000 invested in the Fund on 12/15/98 includes the current maximum initial sales charge of 4.75% with reinvestment of distributions. Class B & C shares are subject to a maximum CDSC of 5% and 1%, respectively. The SB Non-USWorld Gov't. Bond Index is unmanaged with no sales charges or expenses.

CUMULATIVE TOTAL RETURN (2)
Since inception

                        Class A shares         Class B shares         Class C shares    Class I shares    Class X shares
Without Sales Charge       - 10.16%               - 10.71%               - 10.60%           - 1.35%          -  9.64%
With Sales Charge          - 14.44                - 15.10                - 11.48            - 1.35           - 14.09

Inception dates: Class A, B, and C shares is 12/15/98; Class I shares is 7/29/99; Class X shares is 1/11/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets.
2. Past performance is historical and is no guarantee of future results. Total returns are cumulative, not annualized, and include change in share value and reinvestment of distributions.
PLEASE SEE PAGES 18 AND 19 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.


TOP FIVE COUNTRIES (1)
    United States                      14.5%
    Germany                            12.3
    Italy                              11.0
    France                              7.9
    Canada                              5.9

REGIONAL BREAKDOWN (1)
    Europe                             60.5%
    North America                      20.4
    Pacific Rim                         9.5
    Supra-National Entity               9.6

CREDIT ALLOCATION (1)
    U.S. Treasury                       8.2%
    U.S. Government                     4.0
    AAA/Aaa                            51.6
    AA/Aa                              32.2
    NR                                  1.8

Manager's Overview

[PHOTO PAUL THURSBY
Portfolio Management
Team Leader]

OBJECTIVE

HIGH TOTAL RETURN through investment in a non-diversified portfolio of bonds from issuers generally outside of the U.S.

"Our short duration stance in U.S. bonds for much of the period was beneficial, as the market performed poorly due to rising interest rates."

QUESTION: How has the Fund performed relative to its benchmark since its inception?

ANSWER: Generally speaking, the international bond market has performed poorly this year. Against this backdrop, the Fund underperformed its benchmark.

QUESTION: What were some of the specific areas that detracted from performance?

ANSWER: Our underweight position in the Japanese yen hurt performance, as it appreciated during the reporting period. We feel the yen's strength is unsustainable, especially given the fact that the economy is in the early stages of a recovery. We believe government authorities will have to eventually implement a tight fiscal policy, together with a loose monetary policy, in order to combat the high build up in government debt. Performance was also adversely influenced by our underweight position in Japanese government bonds, as we felt they offered unacceptably low real yields.

QUESTION: What strategies did you use that helped Fund performance?

ANSWER: Our short duration stance in U.S. bonds for much of the period was beneficial, as the market performed poorly due to rising interest rates. We anticipate maintaining this stance until we see signs of a slowdown in the U.S. economy, convincing evidence that inflation is not an issue, or a belief that the Federal Reserve has finished tightening. Our underweight Sterling position also benefited the Fund, as it fell against the U.S. dollar over most of the period.

QUESTION: What do you think the impact of Y2K will be to the bond market?

ANSWER: We believe that Y2K fears will lead to a cautious stance on the part of banks and retail investors. We also expect to see further withdrawals of liquidity from bond and currency markets. Central banks recognize this danger, and are taking steps to boost liquidity and currency levels. As an end result, the transaction costs of moving between bonds and, to a lesser extent, currencies, may well rise as the end of December approaches. We will factor this into our investment decision-making process.

QUESTION: What is your outlook for international bonds?

ANSWER: As we approach the end of 1999, the prevailing sentiment is one of uncertainty. This is largely due to concerns about growth, the possibility of higher inflation and Y2K. We believe that inflation fears are relatively unfounded, and that growth rates will remain modest. Growing evidence of productivity gains and modest wage increases encourage us to believe that the high real yields available in quality bond markets are sufficient compensation for investors. All told, it is our belief that 2000 should be a better year for bonds.


SEE PAGE 31 FOR FINANCIAL DETAILS.


10    ING Funds Annual Report / October 31, 1999      [ING FUNDS LOGO]

DATA AS OF 10/31/99

ING GLOBAL INFORMATION TECHNOLOGY FUND
For investors seeking long-term growth

GROWTH OF A $10,000 INVESTMENT
ING Global Information Tech. Fund vs. GS Tech. Industry Composite Index:
12/15/98 - 10/31/99


[GLOBAL INFO TECH LINE GRAPH]

Class A shares     Class B shares     Class C shares     GS Technology Industry Composite Index
 9,425             10,000             10,000             10,000
10,782             11,440             11,440             11,295
12,234             12,960             12,970             13,109
11,320             11,990             11,990             11,533
11,583             12,270             12,270             12,517
11,376             12,040             12,040             12,911
11,301             11,960             11,960             12,768
12,790             13,530             13,520             14,268
12,762             13,490             13,480             14,129
13,421             14,180             14,180             14,862
14,505             15,310             15,310             15,009
16,381             16,780             17,180             15,540


Hypothetical illustration of $10,000 invested in the Fund on 12/15/98 includes the current maximum initial sales charge of 5.75% with reinvestment of distributions. Class B & C shares are subject to a maximum CDSC of 5% and 1%, respectively. The GS Technology Industry Composite Index is unmanaged with no sales charges or expenses.

CUMULATIVE TOTAL RETURN (2)
Since inception

                           Class A shares     Class B shares       Class C shares     Class X shares
Without Sales Charge           73.80%             72.80%                72.80%             39.21%
With Sales Charge              63.81              67.80                 71.80              34.21

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/11/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets.
2. Past performance is historical and is no guarantee of future results. Total returns are cumulative, not annualized, and include change in share value and reinvestment of distributions.
PLEASE SEE PAGES 18 AND 19 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

REGIONAL BREAKDOWN (1)
    North America                      81.4%
    Europe                             10.6
    Pacific Rim                         8.0

TOP FIVE HOLDINGS (1)
    12 Technologies, Inc.               3.9%
    Microsoft Corp.                     3.8
    BroadVision, Inc.                   3.7
    Sun Microsystems, Inc.              3.7
    VERITAS Software Corp.              3.6

TOP FIVE COUNTRIES (1)
    United States                      79.0%
    Japan                               8.0
    Netherlands                         4.9
    United Kingdom                      2.6
    Canada                              2.4


Manager's Overview

[PHOTO GUY UDING
Portfolio Management
Team Leader]

OBJECTIVE

GROWTH OF CAPITAL through investment in a diversified portfolio of primarily global information technology stocks.

"...our investments in Internet infrastructure companies were rewarded handsomely."

QUESTION: Technology stocks have generated outstanding results this year. How has the Fund fared?

ANSWER: The Fund handily outperformed its benchmark, the Goldman Sachs Technology Index.

QUESTION: As we entered the year you were cautious about the market's prospects. Why?

ANSWER: We believed that two issues would affect the broader market. First, that Y2K compliance issues would impact investor's perceptions of IT spending patterns. Second, that uncertainty regarding the interest rate environment would lead to increased stock market volatility. Given these concerns, we positioned the portfolio with a more defensive bias as the year began -- favoring companies in the outsourcing, storage and networking equipment industries.

QUESTION: The Fund had many success stories during the year. Could you share a few?

ANSWER: We strongly believed that 1999 would be a pivotal year for the Internet. Business-to-consumer usage had already reached a critical mass. More importantly, in our opinion the opportunity for business-to-business Internet related applications would gain momentum as we moved into the next millennium. We took advantage of Internet market weakness in July and increased our exposure to the sector. In particular, our investments in Internet infrastructure companies were rewarded handsomely.

    A natural extension of this theme was the inevitable growth of the physical communication infrastructure. Therefore, we increased our exposure in this area, especially in the optical components/equipment industries. Our exposure to software vendors was also beneficial.

QUESTION: What detracted from performance?

ANSWER: We underestimated the impact of Y2K on the IT services sector. We assumed that the labor intensity of IT projects would make this sector more immune to a slowdown. Also, the transition of IT services companies towards the Internet was more difficult than expected. Companies like Computer Sciences and Unisys experienced a significant slowdown in their bookings.

QUESTION: What is your outlook for the Fund?

ANSWER: We are still very positive about the outlook for the IT sector. Companies are using technology more and more as a strategic advantage rather than a cost cutting tool. As a result, IT companies that deliver solutions to business problems, such as supply chain software firms, will likely experience strong demand for their products. Companies are also increasing their Internet presence to generate revenue. This should drive significant long-term demand for IT products and services.


SEE PAGE 32 FOR FINANCIAL DETAILS.


[LOGO ING FUNDS]                 ING Funds Annual Report / October 31, 1999  11

DATA AS OF 10/31/99

ING EUROPEAN EQUITY FUND
For investors seeking long-term growth

GROWTH OF A $10,000 INVESTMENT
ING European Equity Fund vs. FT Europe Index: 12/15/98 - 10/31/99


[EUROPEAN EQUITY LINE GRAPH]

Class A shares     Class B shares     Class C shares     FT Europe Index
 9,425             10,000             10,000             10,000
 9,972             10,570             10,570             10,652
 9,962             10,560             10,560             10,578
 9,680             10,250             10,250             10,338
 9,812             10,390             10,390             10,492
10,075             10,670             10,670             10,864
 9,566             10,120             10,110             10,326
 9,840             10,400             10,400             10,515
 9,991             10,560             10,560             10,655
10,151             10,720             10,720             10,772
 9,943             10,490             10,490             10,691
10,320             10,390             10,790             11,022

Hypothetical illustration of $10,000 invested in the Fund on 12/15/98 includes the current maximum initial sales charge of 5.75% with reinvestment of distributions. Class B & C shares are subject to a maximum CDSC of 5% and 1%, respectively. The FT Europe Index is unmanaged with no sales charges or expenses.

CUMULATIVE TOTAL RETURN (2)
Since inception

                           Class A shares      Class B shares      Class C shares      Class X shares
Without Sales Charge            9.50%              8.90%                8.90%               3.42%
With Sales Charge               3.20               3.90                 7.90              - 1.58

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/15/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets.
2. Past performance is historical and is no guarantee of future results. Total returns are cumulative, not annualized, and include change in share value and reinvestment of distributions.
PLEASE SEE PAGES 18 AND 19 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

TOP FIVE HOLDINGS (1)
    Shell Transport & Trading Co. PLC   2.6%
    Nokia Oyj                           2.5
    Vodafone AirTouch PLC               2.5
    Roche Holding AG                    2.3
    BP Amoco PLC                        2.2

TOP FIVE INDUSTRIES (1)
    Money Center Banks                 11.4%
    Medical - Drugs                    10.1
    Oil Companies - Integrated          7.5
    Multi-line Insurance                6.9
    Telephone - Integrated              5.5

TOP FIVE COUNTRIES (1)
    United Kingdom                     34.4%
    France                             15.1
    Germany                            12.1
    Switzerland                        10.6
    Netherlands                         8.3

Manager's Overview

[PHOTO ADRIAN VAN TIGGELEN
Portfolio Management
Team Leader]

OBJECTIVE

GROWTH OF CAPITAL through investment in a diversified portfolio of primarily European companies.

"...we focused our efforts on successful stock picking to generate strong performance."

QUESTION: How has the Fund performed since its inception?

ANSWER: The Fund generated respectable results, although it slightly underperformed its benchmark, the FT-Europe Index. During the reporting period, sector rotations have been fast and quite furious, driven by significant changes in interest rate movements and growth expectations. More thematic issues such as the Internet, mergers and acquisitions, oil prices and Y2K added fuel to the fire.

QUESTION: What were some of the areas that enhanced Fund performance?

ANSWER: By positioning the portfolio towards the benchmark from a sector point of view we were less vulnerable to the market's gyrations. Within that framework, we focused our efforts on successful stock picking to generate strong performance. Examples of stocks that made major contributions to the Fund included Nokia, Ericsson, Telefonica and Mannesmann in the telecommunications equipment and services area.

QUESTION: What strategies detracted from performance?

ANSWER: We were not immune to the multiple rotations thrown at us by the market. For example, like many portfolio managers, we were not optimally positioned for the spring rally in cyclical stocks. In addition, we have been only slightly overweight in telecommunications and information technology hardware -- both of which provided exceptional returns. Our emphasis on defensive sectors such as utilities, retailers and pharmaceuticals also hindered results.

QUESTION: How have currency movements affected the Fund?

ANSWER: Since the portfolio is not hedged for currency movements, the euro/dollar relationship has been an important factor for Fund investors. This movement has been negative in 1999, with the euro declining significantly against the dollar. We see a reasonable chance for a reversal of this trend in 2000, which would enhance the return on European equities for U.S. investors.

QUESTION: What is your outlook for the Fund?

ANSWER: Our outlook remains moderately positive for the near future. Year-end liquidity has helped the markets recently, and liquidity is also expected to drive markets upward early next year, assuming Y2K problems turn out to be a non-event. Longer-term fundamentals, especially inflation, are encouraging, and the earnings outlook for European companies looks quite positive. With valuation levels rather high, interest rates will provide the most important key to equity performance in 2000. If bond yields stabilize at their present levels, as we expect, we still see reasonable upside potential for European equities.


SEE PAGE 33 FOR FINANCIAL DETAILS.


12    ING Funds Annual Report / October 31, 1999               [LOGO ING FUNDS]

DATA AS OF 10/31/99

ING INTERNATIONAL EQUITY FUND
For investors seeking long-term growth

GROWTH OF A $10,000 INVESTMENT
ING International Equity Fund vs. MSCI EAFE Index: 12/15/98 - 10/31/99


[INTERNATIONAL EQUITY LINE GRAPH]

Class A shares      Class B shares      Class C shares      MSCI EAFE
$ 9,425             $10,000             $10,000             $10,000
  9,604              10,190              10,190              10,522
  9,849              10,450              10,440              10,493
  9,670              10,250              10,240              10,246
 10,094              10,690              10,680              10,676
 10,556              11,180              11,170              11,110
 10,075              10,660              10,650              10,540
 10,547              11,150              11,150              10,954
 10,905              11,520              11,520              11,282
 10,877              11,490              11,480              11,326
 10,716              11,320              11,320              11,443
 11,140              11,260              11,660              11,874


Hypothetical illustration of $10,000 invested in the Fund on 12/15/98 includes the current maximum initial sales charge of 5.75% with reinvestment of distributions. Class B & C shares are subject to a maximum CDSC of 5% and 1%, respectively. The MSCI EAFE Index is unmanaged with no sales charges or expenses.

CUMULATIVE TOTAL RETURN (2)
Since inception

                        Class A shares         Class B shares         Class C shares    Class I Shares    Class X shares
Without Sales Charge        18.20%                  17.60%                17.60%             4.69%            14.84%
With Sales Charge           11.40                   12.60                 16.60              4.69              9.84

Inception dates: Class A, B, and C shares is 12/15/98; Class I shares is 9/27/99; Class X shares is 2/16/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets.
2. Past performance is historical and is no guarantee of future results. Total returns are cumulative, not annualized, and include change in share value and reinvestment of distributions.
PLEASE SEE PAGES 18 AND 19 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

REGIONAL BREAKDOWN (1)
    Europe                             66.1%
    Pacific Rim                        27.1
    North America                       4.2
    South America                       2.0
    Africa                              0.6

TOP FIVE HOLDINGS (1)
    BP Amoco PLC                        2.5%
    Deutsche Telekom AG                 2.1
    Nokia Oyj                           2.0
    Nippon Telegraph & Telephone Corp.  2.0
    Total Fina SA                       1.9

TOP FIVE COUNTRIES (1)
    Japan                              19.5%
    United Kingdom                     18.2
    France                             13.0
    Germany                            10.2
    Switzerland                         7.9


Manager's Overview

[PHOTO JAMES P. WILLIAMS
    AND HAYES MILLER
Portfolio Managers]

OBJECTIVE

GROWTH OF CAPITAL through investment in a diversified portfolio of stocks in markets generally outside of the United States.

"Another positive was the Fund's overweight in French stocks, which performed well because of merger and acquisition activity, and strong growth in the country."

QUESTION: How has the Fund performed since its inception?

ANSWER: While the Fund has provided solid absolute returns since its inception, it has slightly lagged the performance of its benchmark, the MSCI EAFE Index.

QUESTION: What were some of the steps you took to enhance performance?

ANSWER: A primary contributor to performance was the inclusion of select emerging market stocks in the portfolio. These included small positions in South Korea, Indonesia, Taiwan and Mexico. In addition, a significant overweight in Singapore was very helpful. This position was made ahead of the consensus, and was based on our view that the U.S. would continue to provide consumer support for electronic components that form the backbone of Singapore exports.

QUESTION: What strategies did you employ in Europe?

ANSWER: The Fund benefited by increasing its exposure to value, or cyclically sensitive stocks, from the so-called growth areas, early in the year. These stocks performed well between February and September. We then increased our telecommunications weightings in early October, and benefited from the strong run that followed in these stocks. Another positive was the Fund's overweight in French stocks, which performed well because of merger and acquisition activity, and strong growth in the country.

QUESTION: What strategies hurt performance?

ANSWER: Our underweight position in Japan was the largest detractor from performance. The Japanese market is up substantially this year, with most of the outperformance coming early in 1999. The decision not to invest in Hong Kong earlier this year has also proven to be overly cautious. While interest rates there have remained high and property prices stagnant, the market has been robust, due to general Asian growth themes and Chinese fortitude vis-a-vis its currency.

QUESTION: What is your outlook for the Fund?

ANSWER: We are taking a somewhat cautious stance, based on a variety of factors. We do not believe the growth of the world economy will be as potent as the consensus believes. This is based on rising interest rates in the U.S., questions regarding the long-term success of structural changes in Asia and Japan, and the world-wide impact of electronic commerce on service dominated economies.

    Therefore, we have shifted the balance of risk in our global model more toward stocks and away from country and currency risks. We think that this is appropriate, as we anticipate a turning point in expectations over the next several quarters.


SEE PAGE 35 FOR FINANCIAL DETAILS.


[LOGO ING FUNDS]                ING Funds Annual Report / October 31, 1999   13

Data as of 10/31/99

ING GLOBAL BRAND NAMES FUND
For investors seeking long-term growth

GROWTH OF A $10,000 INVESTMENT
ING Global Brand Names Fund vs. MSCI World Index: 12/15/98 - 10/31/99


[GLOBAL BRAND LINE GRAPH]

Class A shares      Class B shares      Class C shares      MSCI World
$ 9,425             $10,000             $10,000             $10,000
 10,028              10,640              10,640              10,647
 10,547              11,180              11,180              10,881
 10,075              10,680              10,680              10,593
 10,509              11,130              11,130              11,036
 10,396              11,000              11,000              11,473
 10,123              10,710              10,710              11,055
 10,613              11,230              11,230              11,572
 10,631              11,240              11,250              11,539
 10,669              11,270              11,280              11,520
 10,217              10,790              10,790              11,410
 10,905              11,000              11,410              12,004

Hypothetical illustration of $10,000 invested in the Fund on 12/15/98 includes the current maximum initial sales charge of 5.75% with reinvestment of distributions. Class B & C shares are subject to a maximum CDSC of 5% and 1%, respectively. The MSCI World Index is unmanaged with no sales charges or expenses.

CUMULATIVE TOTAL RETURN (2)
Since inception

                        Class A shares         Class B shares         Class C shares    Class I shares    Class X shares
Without Sales Charge        15.70%                 15.00%                 15.10%             2.12%            7.06%
With Sales Charge            9.05                  10.00                  14.10              2.12             2.06

Inception dates: Class A, B, and C shares is 12/15/98; Class I shares is 7/29/99; Class X shares is 1/14/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets.
2. Past performance is historical and is no guarantee of future results. Total returns are cumulative, not annualized, and include change in share value and reinvestment of distributions.
PLEASE SEE PAGES 18 AND 19 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

REGIONAL BREAKDOWN (1)
    North America                      60.0%
    Europe                             31.0
    Pacific Rim                         9.0

TOP FIVE HOLDINGS (1)
    Nokia Oyj                           7.0%
    The Coca-Cola Co.                   5.8
    Time Warner Inc.                    5.6
    Microsoft Corp.                     5.3
    Intel Corp.                         5.0

TOP FIVE COUNTRIES (1)
    United States                      60.0%
    Netherlands                         9.0
    France                              7.6
    Finland                             7.0
    Japan                               6.8


Manager's Overview

[PHOTO Herman Kleeven
Portfolio Management
Team Leader]

OBJECTIVE

GROWTH OF CAPITAL through investment in a non-diversified portfolio of multi-national companies with well-known brands.

"...we expect global brand name companies to benefit from a recovery in the emerging markets."

QUESTION: How has the Fund performed for its shareholders?

ANSWER: Since the Fund's inception it has produced strong absolute returns. However, on a relative basis it has underperformed its benchmark, the MSCI World Index.

QUESTION: How has this year's recovery in many global economies affected the Fund?

ANSWER: Despite rising interest rates in the U.S., stock markets in many countries continue to rebound strongly. It's no surprise that brand name consumer goods in general have been benefactors of this renewed economic strength.

QUESTION: Was there any downside to these recoveries?

ANSWER: For the Fund, there were some negative implications. Evidence of a strong economy forced portfolio managers to add to their underweight cyclical positions, such as steel, paper, oil and chemical companies. This shift was financed by a move out of growth stocks, to which our portfolio has a strong bias.

QUESTION: Can you share some examples of Fund success stories?

ANSWER: Our investment in Nokia continues to enhance Fund performance, as the company grows its market share with leading edge products for the mobile phone market. Luxury goods companies Louis Vuitton Moet Hennesy (LVMH) and Gucci benefited from an improving outlook in Asia. Gucci's earnings were substantially above consensus estimates, and its share price further benefited from the takeover battle that started when LVMH launched its bid.

QUESTION: What detracted from returns?

ANSWER: The Fund's holding in Philip Morris was a drag on returns, as its stock price dropped during the period under review. Ongoing legal problems have led to lackluster results throughout the tobacco industry. Gillette was also a disappointment, due to negative developments in Latin America and Japan, and poor performance by a number of its subsidiaries.

QUESTION: What is your outlook for the Fund?

ANSWER: Continued economic strength, particularly in the U.S., would seem to favor cyclical stocks at the expense of high-multiple stocks to which our Fund is biased. However, rising interest rates makes it unlikely that economically sensitive stocks will continue to perform well, and we expect investor focus to shift back toward growth stocks. Moreover, we expect global brand name companies to benefit from a recovery in the emerging markets. Longer term, we remain positive for investments in global stock markets and global brand names companies in particular. However, we do not believe the above average market returns of the past few years can be sustained.


SEE PAGE 36 FOR FINANCIAL DETAILS.


14    ING Funds Annual Report / October 31, 1999                [LOGO ING FUNDS]

Data as of 10/31/99

ING HIGH YIELD BOND FUND
For investors seeking high current income and total returns

GROWTH OF A $10,000 INVESTMENT
ING High Yield Bond Fund vs. LB High Yield Index: 12/15/98 - 10/31/99


[HIGH YIELD BOND LINE GRAPH]

Class A shares     Class B shares     Class C shares     LB High Yield Index
 9,524             10,000             10,000             10,000
 9,567             10,042             10,042             10,031
 9,772             10,243             10,250             10,180
 9,757             10,209             10,218             10,120
 9,906             10,369             10,378             10,216
10,094             10,569             10,569             10,414
 9,905             10,355             10,355             10,274
 9,980             10,427             10,426             10,252
10,009             10,450             10,450             10,293
 9,987             10,420             10,430             10,180
10,051             10,481             10,491             10,107
10,131             10,059             10,468             10,173

Hypothetical illustration of $10,000 invested in the Fund on 12/15/98 includes the current maximum initial sales charge of 4.75% with reinvestment of distributions. Class B & C shares are subject to a maximum CDSC of 5% and 1%, respectively. The Lehman Brothers High Yield Index is unmanaged with no sales charges or expenses.

CUMULATIVE TOTAL RETURN (2)
Since inception (unless otherwise noted)

                           Class A shares      Class B shares        Class C shares      Class X shares
Without Sales Charge            6.37%               5.57%                5.67%                4.99%
With Sales Charge               1.31                0.59                 4.68                 0.02

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/11/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets.
2. Past performance is historical and is no guarantee of future results. Total returns are cumulative, not annualized, and include change in share value and reinvestment of distributions. PLEASE SEE PAGES 18 AND 19 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

TOP TEN HOLDINGS (1)
    Hyperion Telecomm. due 4/15/03      5.2%
    Spanish Broadcasting due 3/15/05    5.2
    CSC Holdings, Inc. due 4/1/08       4.9
    US Treasury Notes due 2/15/07       4.6
    Boyd Gaming Corp. due 10/1/03       3.4
    Del E. Webb Corp. due 2/15/10       3.4
    NEXTLINK Comm. due 4/15/06          3.2
    Williams Comm. due 10/1/07          3.1
    Insight Midwest LP due 10/1/09      3.1
    Orange PLC due 6/1/06               3.1

CREDIT ALLOCATION (1)
    US Treasury                         4.4%
    BBB/B                              86.0
    CCC                                 5.0
    Repurchase Agreement                4.6

Manager's Overview

[PHOTO Bob Bowman
Portfolio Management
Team Leader]

OBJECTIVE

HIGH CURRENT INCOME AND TOTAL RETURN, through investment in a diversified portfolio of below-investment grade corporate bonds.

"Fund returns were enhanced by successful security selection within the sectors that outperformed the overall high yield market."

QUESTION: How has the ING High Yield Fund performed since its inception?

ANSWER: The Fund continues to generate very strong returns -- outperforming both the Lehman Brothers High Yield Index and competitive universe of high yield funds by a wide margin.

QUESTION: Overall, what were some of the reasons for this success?

ANSWER: The primary reasons were our overweight positions in sectors that generated strong returns, while limiting our exposure to sectors that produced sub-par results. Individual security selection and trading gains also aided performance.

QUESTION: Can you give some specific examples of strategies that worked well for the Fund?

ANSWER: The Fund has maintained an overweight position in the communications sector. This proved beneficial, as year-to-date, this sector has outperformed the Lehman Brothers High Yield Index by nearly 500 basis points. Fund returns were enhanced by successful security selection within the sectors that outperformed the overall high yield market.

    In the past several months, the Fund's defensive positioning helped to protect principal and generate relatively strong returns. These defensive tactics included holding higher cash balances, investing in securities with higher credit quality, and shortening duration levels relative to the benchmark.

QUESTION: Were there any investment strategies that didn't work for the Fund?

ANSWER: During the first quarter of the year the Fund's duration was longer than the benchmark. This hindered performance, as interest rates rose steadily during the period. However, the effect was not dramatic, as the high yield universe is not as highly correlated with interest rate movements as other sectors of the fixed income marketplace.

QUESTION: What is your forecast for the high yield market and the Fund?

ANSWER: The outlook for the high yield market is somewhat mixed. The strong domestic economy should continue to be supportive of high yield bonds. However, short-term supply and demand issues, and the uncertainty associated with Y2K will likely be limiting factors over the next several months. Given this, we anticipate that the Fund will continue to be defensively positioned through the remainder of 1999. In the year 2000, we believe the outlook for high yield bonds will improve. Should this occur, the Fund will be more aggressively positioned, by investing in higher yielding securities that we feel provide attractive relative value.


SEE PAGE 37 FOR FINANCIAL DETAILS.


[LOGO ING FUNDS]                 ING Funds Annual Report / October 31, 1999  15

Data as of 10/31/99

ING INTERMEDIATE BOND FUND
For investors seeking high current income consistent with the preservation of capital and liquidity

GROWTH OF A $10,000 INVESTMENT
ING Intermediate Bond Fund vs. LB Gov't./Corp. Index: 12/15/98 - 10/31/99


[INTERMEDIATE BOND LINE GRAPH]

Class A shares     Class B shares     Class C shares     LB Gov't./Corp. Index
 9,524             10,000             10,000             10,000
 9,514              9,974              9,986              9,960
 9,557             10,023             10,035             10,030
 9,381              9,823              9,835              9,792
 9,451              9,889              9,902              9,841
 9,471              9,904              9,916              9,865
 9,330              9,761              9,763              9,764
 9,276              9,698              9,701              9,733
 9,282              9,698              9,701              9,706
 9,269              9,679              9,682              9,698
 9,385              9,793              9,796              9,786
 9,385              9,317              9,696              9,811

Hypothetical illustration of $10,000 invested in the Fund on 12/15/98 includes the current maximum initial sales charge of 4.75% with reinvestment of distributions. Class B & C shares are subject to a maximum CDSC of 5% and 1%, respectively. The Lehman Brothers Gov't/Corp. Index is unmanaged with no sales charges or expenses.

CUMULATIVE TOTAL RETURN (2)
Since inception

                           Class A shares       Class B shares          Class C shares      Class X shares
Without Sales Charge           - 1.46%              - 2.13%                - 2.10%              - 1.07%
With Sales Charge              - 6.15               - 6.83                 - 3.04               - 5.83

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/11/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets.
2. Past performance is historical and is no guarantee of future results. Total returns are cumulative, not annualized, and include change in share value and reinvestment of distributions.
PLEASE SEE PAGES 18 AND 19 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

TOP FIVE HOLDINGS (1)
    US Treasury Bonds due 2/15/09         5.9%
    Rogers Cantel Inc. due 6/1/08         3.1
    Williams Comm. due 10/1/07            3.1
    Lenfest Comm. due 11/1/05             3.0
    Nat'l. Bank of Canada due 11/1/09     3.0

CREDIT ALLOCATION (1)
    U.S. Treasury                        14.5%
    U.S. Government                       4.0
    AA/A                                 21.6
    BBB/BB                               39.3
    B/B                                  14.9
    Repurchase Agreement                  5.7

Manager's Overview

[PHOTO James B. Kauffmann
Portfolio Management
Team Leader]

OBJECTIVE

HIGH CURRENT INCOME consistent with the preservation of capital and liquidity through investment in a diversified portfolio of U.S. government and high-quality corporate bonds.

"The primary driver of performance was the Fund's overweight position in the corporate bond sector."

QUESTION: It has been a difficult year for the overall bond market. How has the Fund fared in this environment?

ANSWER: The Fund has performed relatively well, generating a return that has been competitive to that of its benchmark, the Lehman Brothers Government Corporate Index.

QUESTION: Why have interest rates risen this year?

ANSWER: In an attempt to slow the robust U.S. economy and head off inflation, the Federal Reserve Board has risen short-term interest rates on three occasions thus far in 1999. When rates rise, bond prices fall, making this a difficult period for fixed income funds.

QUESTION: What were some of the strategies you used to enhance performance?

ANSWER: The primary driver of performance was the Fund's overweight position in the corporate bond sector. Specifically, the Fund carried twice the allocation of corporate bonds compared to its benchmark. We felt the values in this sector were enormously compelling relative to the credit risk and the global economic climate. This strategy was somewhat volatile and, at times, a bit painful. While the first quarter 1999 performance for the sector was very strong, the third quarter was extremely difficult, as the capital markets priced in a huge risk premium.

    Another positive factor has been the Fund's trading efforts. In several instances, the Fund was able to take advantage of pricing inefficiencies in the new issue market and make several profitable, short term buys and sells.

QUESTION: What factors hurt the Fund's return?

ANSWER: Of course, rising interest rates were a main culprit. In addition, the Fund was hurt by a few individual securities that experienced inordinate pricing pressures. This was due to management missteps and the absence of a clear strategy for dealing with business risks. Rite Aid, the third largest drugstore chain in the U.S., and Service Corporation, the nations largest provider of funeral services, are two clear examples.

QUESTION: What strategies are you now employing for the Fund?

ANSWER: The Fund has adopted a neutral interest rate position relative to the market. However, we anticipate extending maturities when we believe the Fed has completed its tightening cycle. We have increased our exposure to mortgages in order to bolster portfolio yields, upgrade credit quality and take advantage of lower interest rate volatility. Although credit spreads have contracted markedly, we remain overweighted in corporate bonds, as we feel the credit fundamentals are very solid, and technical supply conditions remain favorable going into the end of the year.


SEE PAGE 39 FOR FINANCIAL DETAILS.


16    ING Funds Annual Report / October 31, 1999                [LOGO ING FUNDS]

Data as of 10/31/99

ING MONEY MARKET FUND
For investors seeking preservation of capital and liquidity

ASSET ALLOCATION (1)

[MONEY MARKET PIE CHART]

- 1st Tier Commercial Paper         73.3%
- Asset-Backed                      10.3
- Short & Medium-Term Note           7.3
- Repurchase Agreement               4.1
- U.S. Government Agency             2.9
- Floating Rate Note                 2.1

PERFORMANCE HIGHLIGHTS

                                                     IBC Money
                                                     Fund Rep
                                                     1st Tier
                 7-Day Yield     30-Day Yield        Average
    A Shares        4.85%            4.81%            4.71%
    B Shares        4.21             4.16               --
    C Shares        4.21             4.17               --
    I Shares        5.31             N/A                --
    X Shares        4.21             4.17               --

Inception date for Class A, B, and C shares is 12/15/98.
Inception date for Class I shares is 10/13/99.
Inception date for Class X shares is 1/20/99.

TOP TEN HOLDINGS (1)
    State St. Bank Repurchase Agreement      4.1%
    IBM Credit Corp. due 11/12/99            2.6
    Norwest Corp. due 3/15/00                2.1
    Consolidated Natural Gas due 11/10/99    2.1
    Eksportfinans ASA due 11/29/99           2.1
    Deere & Co. due 11/30/99                 2.1
    Credit Suisse First Boston due 2/16/00   2.1
    Procter & Gamble Co. due 11/16/99        2.1
    ANRC Auto Owner Trust due 10/16/00       1.7
    American Home Products due 4/20/00       1.7

1. Fund holdings are subject to change and are dollar-weighted based on invested assets.

PAST PERFORMANCE IS HISTORICAL AND IS NO GUARANTEE OF FUTURE RESULTS. PLEASE SEE PAGES 18 AND 19 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

Manager's Overview

[PHOTO Jennifer Thompson
Portfolio Management
Team Leader]

OBJECTIVE

The preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

"...the Fund will attempt to balance its liquidity objectives while attempting to provide a high level of current income."

QUESTION: How has the Fund performed since its inception?

ANSWER: The Fund continues to meet its objective. As of October 31, 1999 the Fund had a seven-day yield of 4.85% for its Class A shares, 4.21% for its Class B, C and X shares. These compare to the seven-day yield of 4.71% from the Fund's benchmark, the IBC Financial Data First Tier Index.

QUESTION: Can you describe the economic environment during the last year?

ANSWER: In the last half of 1998, the Federal Reserve Board responded to the global economic crisis by lowering its Fed Funds target -- the rate banks charge each other for overnight loans -- by 75 basis points in three one-quarter point moves. After restoring confidence to the markets, the U.S. economy began to recover in 1999.

    In May, as global economies stabilized and the U.S. continued to show signs of strength, the Fed shifted to a "tight bias." As widely anticipated, the Fed Funds target was raised at the end of June, in a pre-emptive move to ward off inflation. However, economic indicators continued to show strength, leading the Fed to again raise rates by 25 basis points in August and mid-November. In November, the Fed bias was shifted back to neutral.

QUESTION: What investment strategies have you employed for the Fund?

ANSWER: As market participants anticipated a Fed tightening in June, the yield curve out to one year steepened. This made longer-term interest rates more attractive. To take advantage of the higher rates, and as a hedge to a potential Fed tightening, the Fund employed a barbell investment strategy. In addition, the average maturity of the Fund was shortened relative to its benchmark prior to the tightenings. This strategy allowed the Fund to reinvest assets at higher rates after the tightenings.

QUESTION: What is your outlook for the Fund as we approach the year 2000?

ANSWER: The outlook for the remainder of the year is somewhat uncertain. One of the Fund's objectives is to maintain sufficient liquidity to meet potential redemptions. However, as Y2K approaches, many money funds and other investors have the same liquidity objective. At the same time, many money market issuers have funded themselves earlier-than-usual, leading to thin supply. The combination of a lot of money to invest and less supply is leading to unattractive short-rates as we approach year-end. Finally, there is uncertainty over the Fed's next move. As such, the Fund will attempt to balance its liquidity objectives, while attempting to provide a high level of current income.


SEE PAGE 40 FOR FINANCIAL DETAILS.


[LOGO ING FUNDS]                ING Funds Annual Report / October 31, 1999   17

October 31, 1999

FOOTNOTES
For Fund Performance pages 3 - 17

Past performance data are historical and cannot guarantee future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. It is important to note that the Fund is new with limited operating history.

Shares of ING Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

Credit allocation includes securities rated by national rating organizations, or if not rated, determined to be of comparable quality by the Fund's Sub-Adviser.

Total return (cumulative, not annualized) without sales charge for Class A shares is at NAV. Total return with sales charge for Class A shares include the current initial maximum sales charge of 5.75% (Stock funds); 4.75% (Bond Funds), respectively. Class A shares of ING Money Market Fund are not subject to an initial sales charge.

Total return (cumulative, not annualized) with sales charge for Class B, Class C and Class X shares, assume redemption of Fund shares at the end of each period indicated, with the maximum contingent deferred sales charge of 5%, 1% and 5%, respectively.

Class I shares are offered only to retirement plans affiliated with ING Group. Shares are sold without an initial sales charge and are not subject to any Rule 12b-1 fees, shareholder servicing fees or account servicing fees.

Class X shares are offered to qualified investors (including, but not limited to, IRAs, Roth IRAs, Education IRAs, SEP IRAs, Simple IRAs and 403(b)(7) Plans.) Investors purchasing Class X shares will receive bonus shares having a value equal to 2% of the amount invested. Bonus shares are paid by the Fund's Distributor. Shares purchased by the reinvestment of dividends or capital gains distributions are not eligible for bonus shares. Total return for Class X shares does not include the 2% bonus shares paid by the distributor.

RISK CONSIDERATIONS

These and other risks are more fully described in the prospectus.

GLOBAL/INTERNATIONAL: There are risks associated with investing in foreign securities. Foreign securities markets may not be subject to the same degree of regulation as, and may be more volatile and less liquid than, the major US markets. International investing also involves political and economic uncertainties as well as exposure to currency fluctuations.

ING INTERNET FUND: The Fund concentrates its investments in internet and internet-related companies. The Fund carries more risks than funds invested across many industries and may be subject to significant price fluctuations. The Fund may also invest in foreign securities.

ING SMALL CAP GROWTH FUND: There are risks associated with investing in small, less well-known issuers. Small capitalization issuers typically have limited product lines and smaller market share, and are less liquid than stocks of large, more diversified companies.

ING FOCUS FUND: The Fund concentrates its investments in up to only 40 holdings. The Fund carries more risk than more diversified funds.

ING TAX-EFFICIENT EQUITY FUND: The Fund may invest up to 10% of its total assets in foreign securities, which may be subject to exchange rate risk, and political and economic uncertainties.

ING GLOBAL INFORMATION TECHNOLOGY FUND: The Fund concentrates its investments in information technology companies. The Fund carries more risk than funds invested across many industries and may be subject to significant price fluctuations and stock price declines.

ING HIGH YIELD BOND FUND: Investments in high yield bonds are high risk investments. Certain high yield/high risk bonds carry particular market risks and may experience greater volatility in market value than investment grade corporate bonds.

ING MONEY MARKET FUND: Shares of the Fund are not insured nor guaranteed by the Federal Deposit Insurance Corp., or any other government agency. Although the Fund seeks to preserve the value of $1.00 per share, it is possible to lose money by investing in the Fund.


18    ING Funds Annual Report / October 31, 1999

BENCHMARKS

THE @NET INDEX encompasses 50 companies which are key drivers in the development of the Internet. The index is weighted based on market capitalization of each of the component stock.

RUSSELL 2500 GROWTH INDEX measures the performance of the Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 INDEX measures the performance of the 1000 largest companies in the Russell 3000 Index which represents approximately 89% of the total market capitalization of the Russell 3000 Index. The average market capitalization is approximately $9.9 billion.

RUSSELL MID-CAP GROWTH INDEX measures the performance of the Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

S&P 500 INDEX includes 500 widely held common stocks in four broad sectors (industrials, utilities, financial and transportation). It is a total return index with dividends reinvested.

SALOMON BROTHERS NON-US WORLD GOVERNMENT BOND INDEX includes a wide range of foreign government bonds with maturities over 1 year.

GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX is a modified capitalization-weighted index currently composed of 190 companies involved in the technology industry. It includes reinvestment of dividends and capital gains.

FT-EUROPE INDEX is average weighted by the market value of the performance of securities listed on the Stock Exchange of Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and UK.

MSCI EAFE INDEX is a stock index designed to measure the investment returns of developed countries outside of North America. The Index is composed of approximately 1000 stocks from 18 countries.

MSCI WORLD INDEX represents 20 countries with market value representing the performance of approximately 1,450 stocks. It includes the U.S., Europe, Canada, Australia, New Zealand and the Far East. The average company in the Index has a market capitalization of about $3.5 billion. The index is total return with dividends reinvested.

LEHMAN BROTHERS HIGH YIELD INDEX includes all fixed-income securities having a maximum quality rating of Ba1 (including default issues), a minimum amount outstanding of $100 million and at least 1 year to maturity.

LEHMAN BROTHERS GOVERNMENT/CORP. INDEX includes government and corporate bonds, U.S. treasuries, agency securities, corporate and yankee bonds with reinvestment of income.

IBC MONEY FUND REPORT 1ST TIER AVERAGE is a weekly report tracking the performance, assets, average maturities and portfolio composition of over 1,300 taxable and tax-free money funds.


                                ING Funds Annual Report / October 31, 1999   19

OCTOBER 31, 1999


SCHEDULE OF INVESTMENTS
ING Internet Fund


 Shares/
Principal                                                              Market
 Amount                                                                 Value
---------                                                              ------

COMMON STOCK(1)-- 95.4%
APPLICATIONS SOFTWARE -- 1.4%
  25,770 New Era of Networks, Inc. ..............................    $   835,914

COMPUTER DATA SECURITY -- 5.5%
  27,240 ISS Group, Inc. ........................................      1,038,525
  17,590 VeriSign, Inc. .........................................      2,172,365
                                                                     -----------
                                                                       3,210,890
COMPUTER SERVICES -- 2.2%
   5,030 Ariba, Inc. ............................................        779,650
   4,400 Integra-Net SA .........................................        273,034
  16,300 Segue Software, Inc. ...................................        208,844
                                                                     -----------
                                                                       1,261,528
COMPUTER SOFTWARE -- 3.9%
  11,415 E.piphany, Inc. ........................................        981,690
  32,385 TIBCO Software Inc. ....................................      1,263,015
                                                                     -----------
                                                                       2,244,705
CONSULTING SERVICES -- 3.0%
  45,050 USWeb Corp. ............................................      1,745,688

ELECTRONIC COMPONENTS-SEMICONDUCTOR -- 3.2%
  14,330 Broadcom Corp. -- A Shares .............................      1,831,553

ENTERPRISE SOFTWARE/SERVICES -- 5.4%
  42,625 BroadVision, Inc. ......................................      3,138,266

FINANCE-INVESTMENT BANKERS/BROKERS -- 2.1%
  2,750 Consors Discount-Broker AG ..............................        154,449
  43,640 E*TRADE Group, Inc. ....................................      1,039,177
                                                                     -----------
                                                                       1,193,626
INTERNET CONTENT -- 26.3%
  17,100 CMGI Inc. ..............................................      1,871,381
  30,490 CNET, Inc. .............................................      1,438,749
  35,190 Critical Path, Inc. ....................................      1,609,942
  18,010 DoubleClick Inc. .......................................      2,521,400
  15,370 Inktomi Corp. ..........................................      1,559,094
  16,380 Internet Capital Group, Inc. ...........................      1,906,222
  36,750 Preview Travel, Inc. ...................................      1,120,875
  24,000 SportsLine USA, Inc. ...................................        862,500
  12,910 Yahoo! Inc. ............................................      2,311,697
                                                                     -----------
                                                                      15,201,860

INTERNET SOFTWARE -- 27.6%
  14,450 Allaire Corp. ..........................................      1,053,947
  17,400 America Online, Inc. ...................................      2,256,562
  32,040 At Home Corp.-- A Shares ...............................      1,197,495
  16,330 Exodus Communications, Inc. ............................      1,404,380
   5,960 Fantastic Corp. ........................................        419,985
  12,230 FortuneCity.com, Inc. ..................................        117,695
  21,700 Infoseek Corp. .........................................        687,619
   7,580 Internet Initiative Japan Inc. ADR .....................        407,425
  31,140 Liberate Technologies, Inc. ............................      2,121,413
  12,520 Lycos, Inc. ............................................        668,255
  14,360 RealNetworks, Inc. .....................................      1,575,113
  14,730 Rhythms NetConnections Inc. ............................        429,932
  17,745 Silknet Software, Inc. .................................      1,419,600
  21,000 Software.com, Inc. .....................................      1,413,562
  25,040 Usinternetworking, Inc. ................................        834,145
                                                                     -----------
                                                                      16,007,128

NETWORK SOFTWARE -- 1.3%
  42,030 Network Associates, Inc. ...............................        769,674

NETWORKING PRODUCTS -- 3.9%
  30,350 Cisco Systems, Inc. ....................................      2,245,900

RETAIL-INTERNET -- 6.9%
  14,790 Amazon.com, Inc. .......................................      1,044,544
  25,460 Chemdex Corp. ..........................................        970,662
   8,510 eBay Inc. ..............................................      1,149,914
  16,990 MP3.com, Inc. ..........................................        824,015
                                                                     -----------
                                                                       3,989,135
TELECOMMUNICATION SERVICES -- 1.3%
  13,595 Net2Phone, Inc. ........................................        737,529

TELEPHONE-INTEGRATED -- 1.4%
  9,570 MCI WorldCom, Inc. ......................................        821,226

TOTAL COMMON STOCK
          (Cost-- $45,485,257) ..................................    $55,234,622

REPURCHASE AGREEMENT -- 4.6%

$2,659,000 State Street Bank & Trust Co., 5.120% due
           11/1/99; Proceeds at maturity -- $2,660,135;
           (Fully collateralized by U.S. Treasury Bonds,
           8.125% due 8/15/2019; Market value --
           $2,713,650) (Cost-- $2,659,000) ......................    $ 2,659,000

TOTAL INVESTMENTS -- 100.0%

           (Cost-- $48,144,257)(2) ..............................    $57,893,622


1. Non-income producing securities.

2. Aggregate cost for Federal income tax purposes is $48,500,626.


See Notes to Financial Statements.



20 ING Funds Annual Report / October 31, 1999

ING SMALL CAP GROWTH FUND


 Shares/
Principal                                                              Market
 Amount                                                                 Value
---------                                                              ------
COMMON STOCK -- 95.5%

ADVERTISING AGENCIES -- 2.8%
  10,600 Snyder Communications, Inc. ............................    $   135,150
   4,200 True North Communications Inc. (1) .....................        169,313
  16,733 Ventiv Health, Inc. ....................................        119,225
  10,300 Young & Rubicam Inc.(1) ................................        471,225
                                                                     -----------
                                                                         894,913
ADVERTISING SALES -- 1.3%
   7,700 Lamar Advertising Co. ..................................        415,800

ADVERTISING SERVICES -- 2.0%
   2,400 Modem Media.Poppe Tyson, Inc. ..........................        165,600
   7,900 TMP Worldwide Inc. .....................................        493,256
                                                                     -----------
                                                                         658,856

APPLICATIONS SOFTWARE -- 3.6%
  10,000 Citrix Systems, Inc. ...................................        641,250
   9,900 Intuit Inc. ............................................        288,337
  13,200 SERENA Software, Inc. ..................................        247,500
                                                                     -----------
                                                                       1,177,087

AUDIO/VIDEO PRODUCTS -- 0.3%
  1,700 Polycom, Inc. ...........................................         85,000

CASINO HOTELS -- 0.4%
  2,700 MGM Grand, Inc. .........................................        137,700

CIRCUIT BOARDS -- 1.4%
  9,000 Jabil Circuit, Inc. .....................................        470,250

CIRCUITS -- 1.7%
   4,000 Integrated Device Technology, Inc. .....................         82,250
  10,600 Vitesse Semiconductor Corp. ............................        486,275
                                                                     -----------
                                                                         568,525

COMMERCIAL BANKS-WESTERN US -- 0.2%
   3,600 Pacific Century Financial Corp.(1) .....................         82,125

COMMERCIAL SERVICES -- 0.4%
   2,650 Circle.com .............................................         38,425
   1,900 StarTek, Inc. ..........................................         86,212
                                                                     -----------
                                                                         124,637
COMMERCIAL SERVICES-FINANCE -- 3.2%
  27,150 Concord EFS, Inc. ......................................        734,747
   3,600 NCO Group, Inc. ........................................        152,550
   3,500 The Profit Recovery Group International, Inc. ..........        144,156
                                                                     -----------
                                                                       1,031,453

COMMUNICATIONS SOFTWARE -- 0.4%
   1,600 Razorfish Inc. .........................................        118,000

COMPUTER SERVICES -- 1.7%
   2,800 Cognizant Technology Solutions Corp. ...................        128,625
   3,300 Sapient Corp. ..........................................        421,988
                                                                     -----------
                                                                         550,613

COMPUTER SOFTWARE -- 3.0%
   8,500 Mercury Interactive Corp. ..............................        689,563
   3,500 SalesLogix Corp. .......................................        110,250
   4,100 Unigraphics Solutions Inc. .............................         88,406
   3,800 Wind River Systems, Inc. ...............................         77,425
                                                                     -----------
                                                                         965,644

COMPUTERS-MEMORY DEVICES -- 2.2%
   6,500 VERITAS Software Corp. .................................        701,188

CONSULTING SERVICES -- 1.1%
   2,500 Charles River Associates Inc. ..........................         63,125
  10,000 Navigant Consulting, Inc. ..............................        285,625
                                                                     -----------
                                                                         348,750

CONTAINERS-PAPER/PLASTIC -- 0.8%
   4,700 Sealed Air Corp. .......................................        260,263


DATA PROCESSING/MANAGEMENT -- 0.2%
   3,200 Best Software, Inc. ....................................         64,200
DIAGNOSTIC EQUIPMENT-- 0.3%
   2,300 Cytyc Corp. ............................................         91,425

ELECTRIC PRODUCTS-MISCELLANEOUS -- 0.2%
   1,700 C-Cube Microsystems Inc. ...............................         75,650

ELECTRONIC COMPONENTS-MISCELLANEOUS -- 2.6%
   20,600 Gentex Corp. ..........................................        354,063
   11,700 Sawtek Inc. ...........................................        479,700
                                                                     -----------
                                                                         833,763

ELECTRONIC COMPONENTS-SEMICONDUCTOR -- 13.6%
   2,800 ACT Manufacturing, Inc. ................................         74,725
   1,900 ATMI, Inc. .............................................         51,181
   3,800 Amkor Technology, Inc. .................................         76,713
   4,300 Applied Micro Circuits Corp. ...........................        334,594
  32,000 Cypress Semiconductor Corp. ............................        818,000
   5,000 Ibis Technology Corp. ..................................        228,125
   5,400 KLA-Tencor Corp. .......................................        427,612
   4,700 Lam Research Corp. .....................................        396,856
   3,500 MKS Instruments, Inc. ..................................         73,500
   8,900 Novellus Systems, Inc. .................................        689,750
   3,700 SDL, Inc. ..............................................        456,256
   2,900 TranSwitch Corp. .......................................        136,481
   6,900 TriQuint Semiconductor, Inc. ...........................        552,000
   1,200 Xilinx, Inc. ...........................................         94,350
                                                                     -----------
                                                                       4,410,143

ELECTRONIC MEASURING INSTRUMENTS -- 1.3%
   5,300 Credence Systems Corp. .................................        241,813
   7,000 Vishay Intertechnology, Inc. ...........................        171,063
                                                                     -----------
                                                                         412,876

ENTERTAINMENT SOFTWARE -- 3.2%
   13,000 Electronic Arts Inc. ..................................      1,050,562

FIBER OPTICS -- 2.2%
   3,200 Harmonic Inc. ..........................................        190,000
   2,600 JDS Uniphase Corp. .....................................        433,875
   2,500 Williams Communications Group, Inc. ....................         79,687
                                                                     -----------
                                                                         703,562

HUMAN RESOURCES -- 0.6%
   8,500 Korn/Ferry International ...............................        189,125

INDEPENDENT POWER PRODUCER -- 1.0%
   5,600 Calpine Corp. ..........................................        322,700

INDUSTRIAL AUTOMATION/ROBOT -- 0.2%
   3,600 Brooks Automation, Inc. ................................         68,400

INTERNET SOFTWARE-- 1.8%
   2,800 AppNet, Inc. ...........................................        121,975
   2,600 Proxicom, Inc. .........................................        199,550
   2,100 Scient Corp. ...........................................        260,137
                                                                     -----------
                                                                         581,662
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 0.3%
   3,000 Neuberger Berman Inc. ..................................         87,000

MACHINERY-GENERAL INDUSTRIES -- 0.8%
   4,900 Asyst Technologies, Inc. ...............................        189,875
   4,800 GaSonics International Corp. ...........................         80,400
                                                                     -----------
                                                                         270,275

MEDICAL PRODUCTS -- 1.1%
   4,700 MiniMed Inc. ...........................................        356,319


                                  ING FUNDS ANNUAL REPORT / OCTOBER 31, 1999  21

OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS
ING SMALL CAP GROWTH FUND (continued)


 Shares/
Principal                                                              Market
 Amount                                                                 Value
---------                                                              ------
MEDICAL-BIOMEDICAL/GENETIC -- 7.7%
   1,400 Affymetrix, Inc. .......................................    $   123,375
   6,900 BioCryst Pharmaceuticals, Inc. .........................        186,300
   5,800 Biogen, Inc. ...........................................        429,925
  10,400 Chiron Corp. ...........................................        297,050
   4,400 CuraGen Corp. ..........................................         79,750
   3,600 IDEC Pharmaceuticals Corp. .............................        418,275
  13,000 Inhale Therapeutic Systems, Inc. .......................        358,313
   4,100 Millennium Pharmaceuticals, Inc. .......................        287,512
   4,800 Protein Design Labs, Inc. ..............................        192,300
   9,800 Vical Inc. .............................................        139,650
                                                                     -----------
                                                                       2,512,450

MEDICAL-DRUGS -- 2.3%
   5,100 King Pharmaceuticals, Inc. .............................        154,275
   2,800 Medco Research, Inc. ...................................         67,550
   4,000 MedImmune, Inc. ........................................        448,000
   4,100 ViroPharma Inc. ........................................         85,587
                                                                     -----------
                                                                         755,412

MISCELLANEOUS MANUFACTURERS -- 0.8%
   6,700 Pentair, Inc. (1) ......................................        252,087

NETWORK SOFTWARE-- 2.2%
  13,000 Legato Systems, Inc. ...................................        698,750

NETWORKING PRODUCTS-- 1.0%
   3,300 Network Appliance, Inc. ................................        244,200
   3,450 Performance Technologies, Inc. .........................         74,606
                                                                     -----------
                                                                         318,806

OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.6%
   9,700 Anadarko Petroleum Corp.(1) ............................        298,881
   7,400 Barrett Resources Corp. ................................        248,363
   4,000 Devon Energy Corp.(1) ..................................        155,500
  10,300 Forest Oil Corp. .......................................        137,762
                                                                     -----------
                                                                         840,506

OIL & GAS DRILLING -- 1.2%
  10,600 Noble Drilling Corp. ...................................        235,188
   7,300 Precision Drilling Corp. ...............................        169,269
                                                                     -----------
                                                                         404,457

PIPELINES -- 1.3%
  10,300 El Paso Energy Corp.(1) ................................        422,300

PRINTERS & RELATED PRODUCTS -- 1.7%
  13,800 Electronics for Imaging, Inc. ..........................        556,313

PRINTING-COMMERCIAL -- 0.9%
   7,100 Valassis Communications, Inc. ..........................        305,300

RACETRACKS -- 0.8%
   5,300 International Speedway Corp.-- A Shares(1) .............        273,613

RADIO -- 1.6%
   4,000 Citadel Communications Corp. ...........................        193,250
   2,700 Cox Radio, Inc.-- A Shares .............................        189,000
   1,600 Hispanic Broadcasting Corp. ............................        129,600
                                                                     -----------
                                                                         511,850
RETAIL-APPAREL/SHOE -- 0.9%
   3,500 AnnTaylor Stores Corp. .................................        148,969
   3,100 The Talbots, Inc.(1) ...................................        145,894
                                                                     -----------
                                                                         294,863

RETAIL-COMPUTER EQUIPMENT -- 1.9%
  10,200 CDW Computer Centers, Inc. .............................        629,850

RETAIL-CONSUMER ELECTRONICS -- 0.2%
   2,100 REX Stores Corp. .......................................         60,112

RETAIL-DISCOUNT -- 0.5%
   7,600 Family Dollar Stores, Inc.(1) ..........................        156,750

RETAIL-HOME FURNISHINGS -- 1.0%
   9,150 Cost Plus, Inc. ........................................        333,975

RETAIL-MAIL ORDER -- 0.9%
   3,800 Lands' End Inc. ........................................        292,362

RETAIL-RESTAURANTS -- 0.6%
   5,600 Papa John's International, Inc. ........................        209,300

TELECOMMUNICATION EQUIPMENT -- 1.8%
   5,100 Comverse Technology, Inc. ..............................        578,850

TELECOMMUNICATION SERVICES -- 3.0%
   2,700 Allegiance Telecom, Inc. ...............................        186,300
   1,700 Commonwealth Telephone Enterprises, Inc. ...............         90,950
   5,000 McLeodUSA Inc. .........................................        223,125
   5,800 RCN Corp. ..............................................        277,675
   4,100 Teligent, Inc.-- A Shares ..............................        183,988
                                                                     -----------
                                                                         962,038
THERAPEUTICS -- 2.5%
   3,200 Gilead Sciences, Inc. ..................................        202,200
  11,700 Medarex, Inc. ..........................................         80,437
   6,200 Progenics Pharmaceuticals, Inc. ........................        133,300
   9,400 QLT PhotoTherapeutics Inc. .............................        398,325
                                                                     -----------
                                                                         814,262
TOYS -- 0.5%
   3,700 JAKKS Pacific, Inc. ....................................        151,700

WIRELESS EQUIPMENT -- 1.7%
  3,100 Carrier Access Corp. ....................................        153,256
  7,600 RF Micro Devices, Inc. ..................................        392,350
                                                                     -----------
                                                                         545,606

TOTAL COMMON STOCK
          (Cost -- $25,638,045) .................................    $30,989,978

REPURCHASE AGREEMENT -- 4.5%
$1,475,000  State Street Bank & Trust Co., 5.120% due
            11/1/99; Proceeds at maturity -- $1,475,629;
            (Fully collateralized by U.S. Treasury Notes,
            6.875% due 5/15/2006; Market value -- $1,507,683)
            (Cost -- $1,475,000) ................................    $ 1,475,000

TOTAL INVESTMENTS -- 100.0%
        (Cost-- $27,113,045)(2) .................................    $32,464,978

1. Income producing security.

2. Aggregate cost for Federal income tax purposes is $27,153,632.

See Notes to Financial Statements.


22   ING Funds Annual Report / October 31, 1999

ING FOCUS FUND


 Shares/
Principal                                                              Market
 Amount                                                                 Value
---------                                                              ------
COMMON STOCK -- 85.1%

APPLICATIONS SOFTWARE -- 4.3%
   6,300 Citrix Systems, Inc.(1) ................................    $   403,987
  12,600 Siebel Systems, Inc.(1) ................................      1,383,638
                                                                     -----------
                                                                       1,787,625

BEVERAGES-NON-ALCOHOLIC -- 2.1%
  25,700 PepsiCo, Inc. ..........................................        891,469

BROADCASTING SERVICE/PROGRAM -- 2.6%
  27,600 AT&T -- Liberty Media Group(1) .........................      1,095,375

BUILDING PRODUCT-CEMENT/AGGREGATE -- 1.8%
  19,000 Martin Marietta Materials, Inc. ..........................      739,813

CELLULAR TELECOMMUNICATION -- 1.9%
  16,550 Vodafone AirTouch PLC Sponsored ADR ......................      793,366

COMPUTERS-MEMORY DEVICES -- 1.5%
  8,700 EMC Corp.(1) ............................................        635,100

DATA PROCESSING/MANAGEMENT -- 2.2%
  20,100 First Data Corp. .......................................        918,319

DIVERSIFIED FINANCIAL SERVICES -- 1.8%
   7,000 Morgan Stanley Dean Witter & Co. .......................        772,187

ELECTRIC-INTEGRATED -- 2.4%
  110,500 El Paso Electric Co.(1) ...............................      1,008,312

Enterprise Software/Service -- 2.1%
  31,800 Compuware Corp.(1) .....................................        884,438

FINANCE-MORTAGE LOAN/BANKER -- 1.9%
  14,700 Freddie Mac ............................................        794,719

FOOD-RETAIL -- 2.6%
  52,100 The Kroger Co.(1) ......................................      1,084,331

GOLD MINING -- 1.0%
  23,700 Barrick Gold Corp. .....................................        434,006

INTERNET SOFTWARE -- 1.7%
  19,100 Verio Inc.(1) ..........................................        712,669

MEDICAL-DRUGS -- 4.0%
  12,100 Bristol-Myers Squibb Co. ...............................        929,431
  11,400 SmithKline Beecham PLC ADR .............................        729,600
                             --                                      -----------
                                                                       1,659,031
MEDICAL-HOSPITALS -- 2.3%
  49,200 Tenet Healthcare Corp.(1) ..............................        956,325

MEDICAL PRODUCTS -- 4.5%
  16,200 Baxter International Inc. ..............................      1,050,975
   7,700 Johnson & Johnson ......................................        806,575
                                                                     -----------
                                                                       1,857,550

METAL-ALUMINUM -- 1.8%
  12,300 Reynolds Metals Co. ....................................        743,381

MONEY CENTER BANKS -- 3.7%
  36,500 The Bank of New York Co., Inc. .........................      1,528,438

MULTI-LINE INSURANCE -- 3.4%
  13,673 American International Group, Inc. .....................      1,407,464

MULTIMEDIA -- 4.3%
  23,450 CBS Corp.(1) ...........................................      1,144,653
   9,000 Time Warner Inc. .......................................        627,188
                                                                     -----------
                                                                       1,771,841

OIL-FIELD SERVICES -- 2.0%
  21,800 Halliburton Co. ........................................        821,587

OIL COMPANIES-INTEGRATED -- 2.8%
  19,100 Texaco Inc. ............................................      1,172,262

PIPELINES -- 2.1%
  23,700 The Williams Cos., Inc. ................................        888,750

PROPERTY/CASUALTY INSURANCE -- 1.6%
  11,900 The Chubb Corp. ........................................        653,013

RETAIL-DISCOUNT -- 2.5%
  38,500 The TJX Cos., Inc. .....................................      1,044,313

SATELLITE TELECOMMUNICATION -- 2.1%
  12,200 General Motors Corp.-- H Shares(1) .......................      888,313

SAVINGS & LOANS/THRIFTS-WESTERN US -- 1.9%
  21,800 Washington Mutual, Inc .................................        783,437

TELECOMMUNICATION EQUIPMENT -- 6.4%
  18,500 ADC Telecommunications, Inc.(1) ........................        882,219
  19,200 General Instrument Corp.(1) ............................      1,033,200
  17,100 Telefonaktiebolaget LM Ericsson Sponsored ADR ..........        731,025
                                                                     -----------
                                                                       2,646,444

TELECOMMUNICATION SERVICES -- 3.2%
  17,100 Global Telesystems Group Inc.(1) .......................        409,331
  12,000 NTL Inc.(1) ............................................        904,500
                                                                     -----------
                                                                       1,313,831

TELEPHONE-INTEGRATED -- 3.3%
  12,529 AT&T Corp. .............................................        585,731
  15,528 SBC Communications Inc. ................................        790,957
                                                                     -----------
                                                                       1,376,688

TELEPHONE-LOCAL -- 3.3%
  21,400 Bell Atlantic Corp. ....................................      1,389,662

TOTAL COMMON STOCK
         (Cost -- $30,104,875) ..................................    $35,454,059

REPURCHASE AGREEMENT -- 14.9%
  $6,188,000 State Street Bank & Trust Co., 5.120%
             due 11/1/99; Proceeds at maturity -- $6,190,640;
             (Fully collateralized by U.S. Treasury Bonds,
             8.125% due 8/15/2019; Market value --
             $6,316,050) (Cost -- $6,188,000) ...................    $ 6,188,000

TOTAL INVESTMENTS -- 100.0%

        (Cost -- $36,292,875)(2) ................................    $41,642,059


1. Non-income producing security.

2. Aggregate cost for Federal income tax purposes is $36,330,015.

See Notes to Financial Statements.

                                 ING Funds Annual Report / October 31, 1999   23

October 31, 1999

SCHEDULE OF INVESTMENTS
ING MID CAP GROWTH FUND


 Shares/
Principal                                                              Market
  Amount                                                                Value
---------                                                              ------
COMMON STOCK -- 96.7%

ADVANCED MATERIALS/PRODUCTS -- 1.8%
   5,000 Optical Coating Laboratory, Inc. .......................    $   534,375

ADVERTISING AGENCIES -- 1.1%
   7,000 Young & Rubicam Inc. ...................................        320,250

AEROSPACE/DEFENSE-EQUIPMENT -- 0.9%
   5,000 General Dynamics Corp. .................................        277,187

AIRLINES -- 0.9%
   12,000 COMAIR Holdings, Inc. .................................        276,937

APPAREL MANUFACTURERS -- 2.1%
  20,000 Jones Apparel Group, Inc.(1) ...........................        632,500

APPLICATIONS SOFTWARE -- 3.0%
   8,000 Citrix Systems, Inc.(1) ................................        513,000
  12,900 National Instruments Corp.(1) ..........................        387,806
                                                                     -----------
                                                                         900,806

AUTO/TRUCK PARTS & EQUIPMENT -- 0.8%
  14,000 Tower Automotive, Inc.(1) ..............................        228,375


BUILDING PRODUCTS-CEMENT/AGGREGATE -- 0.9%
   7,000 Martin Marietta Materials, Inc. ........................        272,563

BUILDING-MAINTENANCE & SERVICE -- 0.8%
   7,200 Ecolab Inc. ............................................        243,450

CIRCUIT BOARDS -- 2.7%
   8,500 Jabil Circuit, Inc.(1) .................................        444,125
   4,000 Sanmina Corp.(1) .......................................        360,250
                                                                     -----------
                                                                         804,375

CIRCUITS -- 6.1%
  10,600 Linear Technology Corp. ................................        741,338
   5,400 Micrel, Inc.(1) ........................................        293,625
  17,000 Vitesse Semiconductor Corp.(1) .........................        779,875
                                                                     -----------
                                                                       1,814,838

COMMERCIAL BANKS-CENTRAL US -- 0.8%
   5,565 Old Kent Financial Corp. ...............................        226,774

COMMERCIAL BANKS-EASTERN US -- 0.9%
  12,500 North Fork Bancorp., Inc. ..............................        258,594

COMMERCIAL BANKS-SOUTHERN US -- 1.6%
   9,150 AmSouth Bancorp ........................................        235,613
  10,000 National Commerce Bancorp. .............................        250,000
                                                                     -----------
                                                                         485,613

COMMERCIAL BANKS-WESTERN US -- 2.2%
  13,400 City National Corp. ....................................        519,250
   2,500 Zions Bancorp. .........................................        147,344
                                                                     -----------
                                                                         666,594

COMMERCIAL SERVICE-FINANCE -- 2.4%
  11,250 Concord EFS, Inc.(1) ...................................        304,453
  10,500 Paychex, Inc. ..........................................        413,437
                                                                     -----------
                                                                         717,890

COMPUTER SOFTWARE -- 2.4%
  11,000 Macromedia, Inc.(1) ....................................        708,812

COMPUTERS-INTEGRATED SYSTEM -- 1.1%
  10,000 NCR Corp.(1) ...........................................        331,250

CONSULTING SERVICES -- 0.9%
  10,000 Navigant Consulting, Inc.(1) ...........................        285,625

CONSUMER PRODUCTS-MISCELLANEOUS -- 0.7%
   8,400 Blyth Industries, Inc.(1) ..............................        210,525

DATA PROCESSING/MANAGEMENT -- 3.5%
  14,000 Acxiom Corp.(1) ........................................        231,000
  13,000 American Management Systems, Inc.(1) ...................        336,375
   7,500 Fiserv, Inc.(1) ........................................        240,000
  12,500 The Reynolds & Reynolds Co. -- A Shares ................        227,344
                                                                     -----------
                                                                       1,034,719

DENTAL SUPPLIES & EQUIPMENT -- 1.6%
  20,000 Sybron International Corp.(1) ..........................        476,250

DIRECT MARKETING -- 0.7%
  10,000 Harte-Hanks, Inc. ......................................        198,125

DIVERSIFIED MANUFACTURING OPERATIONS -- 2.1%
   5,400 Carlisle Cos. Inc. .....................................        179,550
   5,000 Danaher Corp. ..........................................        241,563
   6,100 Teleflex Inc. ..........................................        207,781
                                                                     -----------
                                                                         628,894

ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.7%
  12,000 Gentex Corp.(1) ........................................        206,250

ELECTRONIC COMPONENTS-SEMICONDUCTOR -- 2.9%
  10,500 Altera Corp.(1) ........................................        510,563
   4,400 KLA-Tencor Corp.(1) ....................................        348,425
                                                                     -----------
                                                                         858,988
ELECTRONIC MEASURING INSTRUMENTS -- 0.9%
  11,500 Vishay Intertechnology, Inc.(1) ........................        281,031

ENTERPRISE SOFTWARE/SERVICES -- 1.6%
  10,000 Symantec Corp.(1) ......................................        477,500

FINANCE-CREDIT CARD -- 0.6%
   3,600 Capital One Financial Corp. ............................        190,800

FOOD-WHOLESALE/DISTRIBUTION -- 0.7%
   11,000 U.S. Foodservice(1) ...................................        211,062

HEALTH CARE COST CONTAIN -- 0.9%
    8,000 MedQuist Inc.(1) ......................................        256,000

IDENTIFICATION SYSTEM/DEVICE -- 1.7%
  12,500 Symbol Technologies, Inc. ..............................        496,875

INSTRUMENTS-SCIENTIFIC -- 1.1%
   6,400 Waters Corp.(1) ........................................        340,000

LIFE/HEALTH INSURANCE -- 0.9%
   7,300 Protective Life Corp.  ................................         264,169

MACHINERY TOOLS & RELATED PRODUCTS -- 1.4%
  14,000 Applied Power Inc. -- A Shares .........................        406,875

MEDICAL-BIOMEDICAL/GENETIC -- 2.0%
   8,000 Biogen, Inc.(1) ........................................        593,000

MEDICAL-WHOLESALE DRUG DISTRIBUTION -- 0.8%
   16,000 AmeriSource Health Corp. -- A Shares(1) ...............        240,000

MEDICAL PRODUCTS -- 1.4%
  5,400 MiniMed Inc.(1) .........................................        409,387

MISCELLANEOUS MANUFACTURER -- 0.9%
   6,900 Pentair, Inc. ..........................................        259,613

MULTI-LINE INSURANCE -- 1.3%
  13,400 Horace Mann Educators Corp. ............................        377,712

24 ING Funds Annual Report / October 31, 1999

  Shares/
 Principal                                                              Market
  Amount                                                                 Value
----------                                                              ------
NETWORK SOFTWARE -- 1.5%
   8,600 Legato Systems, Inc.(1) ................................    $   462,250

OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.8%
  12,500 EOG Resources, Inc. ....................................        260,156
  20,000 Union Pacific Resources Group Inc. .....................        290,000
                                                                     -----------
                                                                         550,156

POWER CONVERSION/SUPPLY EQUIPMENT -- 1.8%
  24,000 American Power Conversion Corp.(1) .....................        538,500

PRINTERS & RELATED PRODUCTS -- 3.2%
  12,500 Electronics for Imaging, Inc.(1) .......................        503,906
   6,000 Lexmark International Group, Inc.(1) ...................        468,375
                                                                     -----------
                                                                         972,281

PRINTING-COMMERCIAL -- 1.1%
   7,400 Valassis Communications, Inc.(1) .......................        318,200

PUBLISHING-PERIODICALS -- 0.8%
   7,800 The Reader's Digest Association, Inc. -- A Shares ......        251,550

RENTAL AUTO/EQUIPMENT -- 1.1%
   7,500 The Hertz Corp. -- A Shares ............................        325,313

RETAIL-APPAREL/SHOE -- 0.8%
  12,000 Ross Stores, Inc. ......................................        247,500

RETAIL-AUTO PARTS -- 0.7%
  11,000 CSK Auto Corp.(1) ......................................        196,625

RETAIL-BEDDING -- 1.5%
  11,400 Linens `n Things, Inc.(1) ..............................        453,150

RETAIL-BUILDING PRODUCTS -- 0.7%
5,400 Fastenal Co. ..............................................        195,750

RETAIL-CONSUMER ELECTRONICS -- 2.0%
  14,000 Circuit City Stores-Circuit City Group .................        597,625

RETAIL-DISCOUNT -- 1.8%
  10,000 Dollar General Corp. ...................................        263,750
  13,800 Family Dollar Stores, Inc. .............................        284,625
                                                                     -----------
                                                                         548,375

RETAIL-MAIL ORDER -- 1.5%
   8,600 Williams-Sonoma, Inc.(1) ...............................        462,250

RETAIL-RESTAURANTS -- 0.9%
  12,000 Outback Steakhouse, Inc.(1) ............................        276,000

SCHOOLS -- 1.9%
  12,500 Apollo Group, Inc. -- A Shares(1) ......................        328,906
  12,000 DeVry Inc.(1) ..........................................        252,750
                                                                     -----------
                                                                         581,656

TELECOMMUNICATION EQUIPMENT -- 8.6%
  10,000 ADC Telecommunications, Inc.(1) ........................        476,875
  11,000 ANTEC Corp.(1) .........................................        533,500
   8,500 CommScope, Inc.(1) .....................................        338,938
   5,050 Comverse Technology, Inc.(1) ...........................        573,175
   8,400 General Instrument Corp.(1) ............................        452,025
   3,500 Plantronics, Inc.(1) ...................................        204,969
                                                                     -----------
                                                                       2,579,482

TOYS -- 0.6%
   9,000 Hasbro, Inc. ...........................................        185,625

TRANSPORTATION-SERVICES -- 1.9%
   8,500 C.H. Robinson Worldwide, Inc. ..........................        287,406
   7,400 Expeditors International of Washington, Inc. ...........        276,575
                                                                     -----------
                                                                         563,981

TRANSPORTATION-TRUCK -- 0.7%
  12,000 Swift Transportation Co., Inc.(1) ......................        209,250

TOTAL COMMON STOCK

(Cost -- $25,727,389) ...........................................    $28,920,102

REPURCHASE AGREEMENT -- 3.3%
  $1,001,000 State Street Bank & Trust Co., 5.120%
                   due 11/1/99; Proceeds at maturity -- $1,001,427;
                   (Fully collateralized by U.S. Treasury Bonds,
                   8.125% due 8/15/2019; Market value --
                   $1,025,025) (Cost -- $1,001,000) .............    $ 1,001,000

TOTAL INVESTMENTS -- 100.0%

                   (Cost -- $26,728,389)(2) .....................    $29,921,102

1.  Non-income producing security.

2.  Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.


                                 ING Funds Annual Report / October 31, 1999   25

October 31, 1999

SCHEDULE OF INVESTMENTS
ING LARGE CAP GROWTH FUND

   Shares/
  Principal                                                  Market
    Amount                                                   Value
    ------                                                   -----
  COMMON STOCK -- 94.6%

  ADVERTISING AGENCIES -- 2.5%
    13,100  Omnicom Group Inc.                             $1,152,800
     5,600  Young & Rubicam Inc.                              256,200
                                                           ----------
                                                            1,409,000

  CELLULAR TELECOMMUNICATIONS -- 1.1%
     7,500  Sprint Corp. (PCS Group)(1)                       622,031

  COMPUTER SOFTWARE -- 5.1%
    31,600  Microsoft Corp.(1)                              2,924,975

  COMPUTERS - MEMORY DEVICES -- 3.3%
    15,800  EMC Corp.(1)                                    1,153,400
     6,600  VERITAS Software Corp.(1)                         711,975
                                                           ----------
                                                            1,865,375

  COMPUTERS - MICRO -- 7.6%
    34,600  Dell Computer Corp.(1)                          1,388,325
    15,100  Hewlett-Packard Co.                             1,118,344
    17,100  Sun Microsystems, Inc.(1)                       1,809,394
                                                           ----------
                                                            4,316,063

  CRUISE LINES -- 0.7%
     9,600  Carnival Corp.                                    427,200

  DIVERSIFIED FINANCIAL SERVICES -- 5.9%
    38,500  Citigroup Inc.                                  2,083,812
    11,500  Morgan Stanley Dean Witter & Co.                1,268,594
                                                           ----------
                                                            3,352,406

  DIVERSIFIED MANUFACTURING OPERATIONS -- 7.5%
    12,200  Danaher Corp.                                     589,412
    18,400  General Electric Co.                            2,494,350
     4,700  Illinois Tool Works Inc.                          344,275
    20,600  Tyco International Ltd.                           822,713
                                                           ----------
                                                            4,250,750

  ELECTRONIC COMPONENTS - SEMICONDUCTOR -- 3.1%
    17,000  Texas Instruments Inc.                          1,525,750
     3,300  Xilinx, Inc.(1)                                   259,462
                                                           ----------
                                                            1,785,212

  ENTERPRISE SOFTWARE/SERVICE -- 1.0%
     8,600  BMC Software, Inc.(1)                             552,013

  FINANCE - CREDIT CARD -- 2.8%
    10,400  American Express Co.                            1,601,600

  FINANCE - INVESTMENT BANKER/BROKER -- 0.7%
    10,000  The Charles Schwab Corp.                          389,375

  FOOD - WHOLESALE/DISTRIBUTION -- 1.4%
    21,400  SYSCO Corp.                                       822,563

  INSTRUMENTS - CONTROLS -- 1.5%
     8,300  Honeywell Inc.                                    875,131

  INTERNET SOFTWARE -- 2.8%
    12,500  America Online, Inc.(1)                         1,621,094

  MEDICAL - BIOMEDICAL/GENETIC -- 0.9%
     7,000  Biogen, Inc.(1)                                   518,875

  MEDICAL - DRUGS -- 3.2%
    18,600  Schering-Plough Corp.                             920,700
    11,100  Warner-Lambert Co.                                885,919
                                                           ----------
                                                            1,806,619
  MEDICAL INSTRUMENTS -- 1.5%
    25,100  Medtronic, Inc.                               $   869,087

  MEDICAL PRODUCTS -- 2.6%
    14,000  Johnson & Johnson                               1,466,500

  MONEY CENTER BANKS -- 2.3%
    30,800  The Bank of New York Co., Inc.                  1,289,750

  MULTI-LINE INSURANCE -- 2.9%
    15,950  American International Group, Inc.              1,641,853

  MULTIMEDIA -- 0.9%
     6,700  Gannett Co., Inc.                                 516,737

  NETWORKING PRODUCTS -- 4.0%
    30,500  Cisco Systems, Inc.(1)                          2,257,000

  OIL COMPANIES - EXPLORATION & PRODUCTION -- 0.8%
     7,600  Anadarko Petroleum Corp.                          234,175
     5,800  Apache Corp.                                      226,200
                                                           ----------
                                                              460,375

  OIL COMPANIES - INTEGRATED -- 2.0%
    15,600  Exxon Corp.                                     1,155,375

  RETAIL - APPAREL/SHOE -- 1.3%
    19,550  The Gap, Inc.                                     725,794

  RETAIL - BUILDING PRODUCTS -- 1.0%
     7,600  The Home Depot, Inc.                              573,800

  RETAIL - CONSUMER ELECTRONICS -- 2.3%
    20,500  Tandy Corp.                                     1,290,219

  RETAIL - DISCOUNT -- 3.5%
    26,400  Dollar General Corp.                              696,300
    22,500  Wal-Mart Stores, Inc.                           1,275,469
                                                           ----------
                                                            1,971,769

  RETAIL - RESTAURANTS -- 2.4%
    33,000  McDonald's Corp.                                1,361,250

  SUPER-REGIONAL BANKS - US -- 3.6%
    43,100  Wells Fargo Co.                                 2,063,412

  TELECOMMUNICATION EQUIPMENT -- 5.3%
     5,800  Comverse Technology, Inc.(1)                      658,300
    37,000  Lucent Technologies Inc.                        2,377,250
                                                           ----------
                                                            3,035,550

  TELEPHONE - INTEGRATED -- 7.1%
    34,000  MCI WorldCom, Inc.(1)                           2,917,625
    22,000  SBC Communications Inc.                         1,120,625
                                                           ----------
                                                            4,038,250

  TOTAL COMMON STOCK
            (Cost -- $46,575,731)                         $53,857,003

  REPURCHASE AGREEMENT -- 5.4%

$3,087,000 State Street Bank & Trust Co., 5.120%
           due 11/1/99; Proceeds at maturity
           -- $3,088,317; (Fully collateralized
           by U.S. Treasury Bonds, 8.125% due
           8/15/2019; Market value -- $3,152,100)
           (Cost -- $3,087,000)                           $ 3,087,000

  TOTAL INVESTMENTS -- 100.0%

            (Cost -- $49,662,731)(2)                      $56,944,003

1. Non-income producing security.
2. Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

26 ING Funds Annual Report / October 31, 1999

ING Tax Efficient Equity Fund

   Shares/
  Principal                                                       Market
    Amount                                                        Value
    ------                                                        -----
COMMON STOCK -- 84.9%

  AEROSPACE/DEFENSE - EQUIPMENT  -- 1.6%
    19,800  The B.F. Goodrich Co.                              $  469,013
     3,600  General Dynamics Corp.                                199,575
     3,794  United Technologies Corp.                             229,537
                                                               ----------
                                                                  898,125

  AIRLINES -- 0.8%
     7,300  AMR Corp.(1)                                          463,550

  AUTO - CARS/LIGHT TRUCKS -- 2.7%
    15,000  Ford Motor Co.                                        823,125
    10,200  General Motors Corp.                                  716,550
                                                               ----------
                                                                1,539,675

  BEVERAGES - NON-ALCOHOLIC -- 0.5%
     4,900  The Coca-Cola Co.                                     289,100

  BUILDING & CONSTRUCTION PRODUCTS - MISCELLANEOUS -- 0.2%
     2,200  USG Corp.                                             109,038

  BUILDING PRODUCTS - AIR & HEATING -- 0.7%
    10,100  American Standard Cos. Inc.(1)                        385,694

  CHEMICALS - DIVERSIFIED -- 0.3%
     3,093  E.I. du Pont de Nemours & Co.                         199,305

  CHEMICALS - SPECIALTY -- 0.2%
     6,400  Arch Chemicals, Inc.                                   94,400

  CIRCUITS -- 0.9%
    10,000  Analog Devices, Inc.(1)                               531,250

  COMPUTER SOFTWARE -- 3.0%
     5,700  Computer Associates International, Inc.               322,050
    14,800  Microsoft Corp.(1)                                  1,369,925
                                                               ----------
                                                                1,691,975

  COMPUTERS - MEMORY DEVICES -- 0.4%
    10,800  Quantum Corp. -- DLT & Storage Systems(1)             166,725
     5,400  Quantum Corp. -- Hard Disk Drive Group(1)              33,075
                                                               ----------
                                                                  199,800

  COMPUTERS - MICRO -- 3.6%
     5,100  Hewlett-Packard Co.                                   377,719
    10,600  International Business Machines Corp.               1,042,775
     6,000  Sun Microsystems, Inc.(1)                             634,875
                                                               ----------
                                                                2,055,369

  CONTAINERS - METAL/GLASS -- 0.8%
    18,000  Owens-Illinois, Inc.(1)                               430,875

  COSMETICS & TOILETRIES -- 3.9%
    10,800  Colgate-Palmolive Co.                                 653,400
    12,000  Kimberly-Clark Corp.                                  757,500
     7,700  The Procter & Gamble Co.                              807,537
                                                               ----------
                                                                2,218,437

  CRUISE LINES -- 0.7%
     8,000  Royal Caribbean Cruises Ltd.                          424,500

  DATA PROCESSING/MANAGEMENT -- 0.6%
     7,200  First Data Corp.                                      328,950

  DISTRIBUTION/WHOLESALE -- 0.5%
     3,700  Costco Wholesale Corp.(1)                             297,156

  DIVERSIFIED FINANCIAL SERVICES -- 1.4%
    15,250  Citigroup Inc.                                        825,406

  DIVERSIFIED MANUFACTURING OPERATIONS -- 4.7%
     6,200  Eaton Corp.                                        $  466,550
    13,200  General Electric Co.                                1,789,425
    11,000  Tyco International Ltd.                               439,312
                                                               ----------
                                                                2,695,287

  ELECTRONIC COMPONENTS - MISCELLANEOUS -- 1.1%
     8,400  Solectron Corp.(1)                                    632,100

  ELECTRONIC COMPONENTS - SEMICONDUCTOR -- 2.6%
    10,700  Intel Corp.                                           828,581
     7,200  Texas Instruments Inc.                                646,200
                                                               ----------
                                                                1,474,781

  ELECTRONIC MEASURING INSTRUMENTS -- 0.4%
     6,200  Teradyne, Inc.(1)                                     238,700

  ELECTRONIC PARTS DISTRIBUTION -- 2.4%
    32,600  Arrow Electronics, Inc.(1)                            711,088
    11,800  Avnet, Inc.                                           640,888
                                                               ----------
                                                                1,351,976

  FINANCE - CONSUMER LOANS -- 1.2%
    15,400  Household International, Inc.                         687,225

  FINANCE - INVESTMENT BANKER/BROKER -- 0.5%
     3,300  Merrill Lynch & Co., Inc.                             259,050

  FINANCE - MORTGAGE LOAN/BANKER -- 2.4%
    12,100  Countrywide Credit Industries, Inc.                   410,644
    13,900  Fannie Mae                                            983,425
                                                               ----------
                                                                1,394,069

  FOOD - MISCELLANEOUS/DIVERSIFIED -- 1.5%
    14,200  Bestfoods                                             834,250

  HOME DECORATION PRODUCTS -- 0.2%
     4,100  Newell Rubbermaid Inc.                                141,962

  INSTRUMENTS - CONTROLS -- 1.0%
    12,600  Parker-Hannifin Corp.                                 577,238

  MACHINERY - ELECTRICAL -- 0.7%
     8,900  W.W. Grainger, Inc.                                   377,137

  MACHINERY - GENERAL INSTRUMENTS -- 1.0%
     6,500  Applied Materials, Inc.(1)                            583,781

  MACHINERY TOOLS & RELATED PRODUCTS -- 1.5%
    11,400  The Black & Decker Corp.                              490,200
    12,400  Kennametal Inc.                                       356,500
                                                               ----------
                                                                  846,700

  MEDICAL - DRUGS -- 5.8%
    12,000  Abbott Laboratories                                   484,500
     9,900  Bristol-Myers Squibb Co.                              760,444
     7,200  Eli Lilly & Co.                                       495,900
    12,200  Merck & Co., Inc.                                     970,662
    14,700  Pfizer Inc.                                           580,650
                                                               ----------
                                                                3,292,156

  MEDICAL INFORMATION SYSTEM -- 0.6%
    11,600  IMS Health Inc.                                       336,400

  MEDICAL PRODUCTS -- 3.1%
    11,800  Baxter International Inc.                             765,525
     9,600  Johnson & Johnson                                   1,005,600
                                                               ----------
                                                                1,771,125

                                   ING Funds Annual Report / October 31, 1999 27

October 31, 1999

SCHEDULE OF INVESTMENTS
ING TAX EFFICIENT EQUITY FUND (continued)

   Shares/
  Principal                                                      Market
    Amount                                                       Value
    ------                                                       -----
  METAL - ALUMINUM -- 1.2%
    11,000  Alcoa Inc.                                        $   668,250

  MONEY CENTER BANKS -- 2.8%
    13,000  Bank of America Corp.                                 836,875
     9,000  The Chase Manhattan Corp.                             786,375
                                                              -----------
                                                                1,623,250

  MULTIMEDIA -- 1.2%
     5,600  CBS Corp.(1)                                          273,350
     6,100  Time Warner Inc.                                      425,094
                                                              -----------
                                                                  698,444

  NETWORKING PRODUCTS -- 1.3%
    10,000  Cisco Systems, Inc.(1)                                740,000

  OIL - FIELD SERVICES -- 1.2%
     9,000  Halliburton Co.                                       339,188
     5,900  Schlumberger Ltd.                                     357,319
                                                              -----------
                                                                  696,507

  OIL COMPANIES - INTEGRATED -- 4.6%
     4,500  Atlantic Richfield Co.                                419,344
    19,610  Conoco Inc. -- B Shares                               531,921
     8,200  Mobil Corp.                                           791,300
     8,500  Texaco Inc.                                           521,687
    11,000  Unocal Corp.                                          379,500
                                                              -----------
                                                                2,643,752

  PAPER & RELATED PRODUCTS -- 0.9%
     5,200  Bowater Inc.                                          273,000
     4,752  International Paper Co.                               250,074
                                                              -----------
                                                                  523,074

  POWER CONVERSION/SUPPLY EQUIPMENT -- 0.6%
    14,000  American Power Conversion Corp.(1)                    314,125

  RETAIL - BUILDING PRODUCTS -- 1.2%
     8,800  The Home Depot, Inc.                                  664,400

  RETAIL - CONSUMER ELECTRONICS -- 0.4%
     4,000  Tandy Corp.                                           251,750

  RETAIL - DISCOUNT -- 2.0%
    20,400  Consolidated Stores Corp.(1)                          373,575
    14,000  Wal-Mart Stores, Inc.                                 793,625
                                                              -----------
                                                                1,167,200

  RETAIL - DRUG STORE -- 0.4%
    24,200  Rite Aid Corp.                                        211,750

  RETAIL - MAJOR DEPARTMENT STORE -- 0.6%
    18,500  Saks Inc.(1)                                          317,969

  RETAIL - RESTAURANTS -- 0.6%
     8,900  McDonald's Corp.                                      367,125

  SUPER-REGIONAL BANKS - US -- 3.6%
    12,200  Bank One Corp.                                        458,263
     9,500  First Union Corp.                                     405,531
    15,100  Fleet Boston Corp.                                    658,738
    19,000  KeyCorp                                               530,813
                                                              -----------
                                                                2,053,345

  TELECOMMUNICATION EQUIPMENT -- 1.6%
    11,630  Lucent Technologies Inc.                              747,227
     4,300  Telefonaktiebolaget LM Ericsson
            Sponsored ADR                                         183,825
                                                              -----------
                                                                  931,052

  TELEPHONE - INTEGRATED -- 3.7%
     8,800  AT&T Corp.                                            411,400
     7,700  GTE Corp.                                             577,500
     7,800  MCI WorldCom, Inc.(1)                                 669,338
     8,600  SBC Communications Inc.                               438,062
                                                              -----------
                                                                2,096,300

  TELEPHONE - LOCAL -- 1.0%
     8,600  Bell Atlantic Corp.                               $   558,462

  TOBACCO -- 0.3%
     7,400  Philip Morris Cos. Inc.                               186,388

  TOYS -- 0.4%
    15,200  Mattel, Inc.                                          203,300

  TRANSPORTATION - AIR FREIGHT -- 0.3%
     3,400  FDX Corp.(1)                                          146,412

  TRANSPORTATION - RAIL -- 0.6%
    11,500  Burlington Northern Santa Fe Corp.                    366,562

  TRANSPORTATION - TRUCK -- 0.9%
    15,200  CNF Transportation Inc.                               502,550

  TOTAL COMMON STOCK
            (Cost -- $41,996,976)                             $48,408,509

  REPURCHASE AGREEMENT -- 15.1%

$8,629,000 State Street Bank & Trust Co., 5.120%
           due 11/1/99; Proceeds at maturity --
           $8,632,682; (Fully collateralized by
           U.S. Treasury Bonds, 8.125% due
           8/15/2019; Market value -- $8,804,550)
           (Cost -- $8,629,000)                               $ 8,629,000

  TOTAL INVESTMENTS -- 100.0%
            (Cost -- $50,625,976)(2)                          $57,037,509

1. Non-income producing security.
2. Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

28 ING Funds Annual Report / October 31, 1999

ING Growth & Income Fund

   Shares/
  Principal                                                     Market
    Amount                                                      Value
    ------                                                      -----
  COMMON STOCK -- 92.8%

  AEROSPACE/DEFENSE -- 1.4%
     5,500  AlliedSignal Inc.                                $  313,156
     5,000  The Boeing Co.                                      230,313
                                                             ----------
                                                                543,469

  AEROSPACE/DEFENSE - EQUIPMENT -- 1.1%
     7,000  United Technologies Corp.                           423,500

  AIRLINES -- 0.3%
     2,200  AMR Corp.(1)                                        139,700

  AUTO/TRUCK PARTS & EQUIPMENT -- 0.6%
    14,000  Delphi Automotive Systems Corp.                     230,125

  AUTO - CARS/LIGHT TRUCKS -- 0.7%
     5,300  Ford Motor Co.                                      290,838

  BEVERAGES - NON-ALCOHOLIC -- 1.9%
    21,300  PepsiCo, Inc.                                       738,844

  BREWERY -- 0.9%
     5,100  Anheuser-Busch Cos., Inc.                           366,244

  BUILDING PRODUCTS - CEMENT/AGGREGATE -- 0.7%
     6,000  Southdown, Inc.                                     289,875

  BUILDING - HEAVY CONSTRUCTION -- 0.9%
     9,500  Jacobs Engineering Group Inc.(1)                    337,250

  CHEMICALS - DIVERSIFIED -- 0.8%
     2,800  The Dow Chemical Co.                                331,100

  COMPUTER SOFTWARE -- 4.3%
    18,200  Microsoft Corp.(1)                                1,684,638

  COMPUTERS - MEMORY DEVICES -- 0.8%
     4,500  EMC Corp.(1)                                        328,500

  COMPUTERS - MICRO -- 4.8%
    12,100  Compaq Computer Corp.                               229,900
     3,000  Hewlett-Packard Co.                                 222,187
     7,400  International Business Machines Corp.               727,975
     7,000  Sun Microsystems, Inc.(1)                           740,687
                                                             ----------
                                                              1,920,749

  COSMETICS & TOILETRIES -- 1.9%
     7,200  The Procter & Gamble Co.                            755,100

  CRUISE LINES -- 0.5%
     4,500  Carnival Corp.                                      200,250

  DISTRIBUTION/WHOLESALE -- 1.0%
     4,870  Costco Wholesale Corp.(1)                           391,122

  DIVERSIFIED FINANCIAL SERVICES -- 2.8%
    15,000  Citigroup Inc.                                      811,875
     2,700  Morgan Stanley Dean Witter & Co.                    297,844
                                                             ----------
                                                              1,109,719

  DIVERSIFIED MANUFACTURING OPERATIONS -- 5.7%
    11,300  General Electric Co.                             $1,531,856
     7,200  PPG Industries, Inc.                                436,500
     7,600  Tyco International Ltd.                             303,525
                                                             ----------
                                                              2,271,881

  ELECTRIC - INTEGRATED -- 2.2%
    16,000  Edison International                                474,000
    10,000  Texas Utilities Co.                                 387,500
                                                             ----------
                                                                861,500

  ELECTRONIC COMPONENTS - SEMICONDUCTOR -- 2.4%
    12,500  Intel Corp.                                         967,969

  ENTERPRISE SOFTWARE/SERVICES -- 1.7%
    11,000  Compuware Corp.(1)                                  305,938
     8,100  Oracle Corp.(1)                                     385,256
                                                             ----------
                                                                691,194

  FINANCE - MORTGAGE LOAN/BANKER -- 1.5%
     8,300  Fannie Mae                                          587,225

  FOOD - MISCELLANEOUS/DIVERSIFIED -- 2.5%
     4,400  Bestfoods                                           258,500
    10,200  Ralston-Ralston Purina Group                        320,662
    14,600  Sara Lee Corp.                                      395,113
                                                             ----------
                                                                974,275

  FOOD - RETAIL -- 1.0%
    18,800  The Kroger Co.(1)                                   391,275

  INTERNET SOFTWARE -- 0.7%
     2,000  America Online, Inc.(1)                             259,375

  LIFE/HEALTH INSURANCE -- 2.1%
    10,700  AXA Financial, Inc.                                 343,069
     5,200  Lincoln National Corp.                              239,850
     7,500  Torchmark Corp.                                     233,906
                                                             ----------
                                                                816,825

  MACHINERY - GENERAL INDUSTRIES -- 1.3%
     5,800  Applied Materials, Inc.(1)                          520,913

  MEDICAL - BIOMEDICAL/GENETIC -- 0.7%
     3,300  Amgen Inc.(1)                                       263,175

  MEDICAL - DRUGS -- 8.0%
    13,000  American Home Products Corp.                        679,250
     7,000  Bristol-Myers Squibb Co.                            537,687
    11,500  Merck & Co., Inc.                                   914,969
     9,100  Schering-Plough Corp.                               450,450
     7,200  Warner-Lambert Co.                                  574,650
                                                             ----------
                                                              3,157,006

  MEDICAL - HOSPITALS -- 0.5%
    11,000  Tenet Healthcare Corp.(1)                           213,812

  MEDICAL PRODUCTS -- 0.9%
     5,500  Baxter International Inc.                           356,812

  MONEY CENTER BANKS -- 2.1%
     7,000  Bank of America Corp.                               450,625
     4,200  The Chase Manhattan Corp.                           366,975
                                                             ----------
                                                                817,600

                                   ING Funds Annual Report / October 31, 1999 29

October 31, 1999

SCHEDULE OF INVESTMENTS
ING GROWTH & INCOME FUND (continued)

   Shares/
  Principal                                                         Market
    Amount                                                          Value
    ------                                                          -----
  MULTI-LINE INSURANCE -- 2.7%
    11,000  The Allstate Corp.                                    $  316,250
     7,400  American International Group, Inc.                       761,737
                                                                  ----------
                                                                   1,077,987

  MULTIMEDIA -- 3.0%
     3,500  Gannett Co., Inc.                                        269,937
     5,500  The McGraw-Hill Cos., Inc.                               327,937
     8,600  Time Warner Inc.                                         599,312
                                                                  ----------
                                                                   1,197,186

  NETWORKING PRODUCTS -- 2.3%
    12,200  Cisco Systems, Inc.(1)                                   902,800

  NON-HAZARDOUS WASTE DISPOSAL -- 0.5%
    20,000  Allied Waste Industries, Inc.(1)                         210,000

  OIL COMPANIES - INTEGRATED -- 3.8%
     5,600  Chevron Corp.                                            511,350
     7,400  Conoco Inc. -- A Shares                                  203,037
     8,200  Mobil Corp.                                              791,300
                                                                  ----------
                                                                   1,505,687

  OIL - FIELD SERVICES -- 0.7%
     7,000  Halliburton Co.                                          263,813

  RETAIL - BUILDING PRODUCTS -- 1.3%
     6,900  The Home Depot, Inc.                                     520,950

  RETAIL - CONSUMER ELECTRONICS -- 0.6%
     6,000  Circuit City Stores-Circuit City Group                   256,125

  RETAIL - DISCOUNT -- 3.0%
     7,900  The TJX Cos., Inc.                                       214,288
    17,000  Wal-Mart Stores, Inc.                                    963,687
                                                                  ----------
                                                                   1,177,975

  RETAIL - MAJOR DEPARTMENT STORE -- 0.5%
     5,200  The May Department Stores Co.                            180,375

  SUPER-REGIONAL BANKS - US -- 4.5%
     6,100  First Union Corp.                                        260,394
    11,500  PNC Bank Corp.                                           685,688
    17,000  Wells Fargo Co.                                          813,875
                                                                  ----------
                                                                   1,759,957

  TELECOMMUNICATION EQUIPMENT -- 1.8%
    11,300  Lucent Technologies Inc.                                 726,025

  TELEPHONE - INTEGRATED -- 5.6%
    12,750  AT&T Corp.                                               596,063
     6,500  GTE Corp.                                                487,500
     7,800  MCI WorldCom, Inc.(1)                                    669,338
     9,212  SBC Communications Inc.                                  469,236
                                                                  ----------
                                                                   2,222,137

  TELEPHONE - LOCAL -- 1.3%
    11,500  BellSouth Corp.                                      $   517,500

  TOBACCO -- 0.9%
    14,500  Philip Morris Cos., Inc.                                 365,219

  TRANSPORTATION - RAIL -- 0.4%
     4,400  Burlington Northern Santa Fe Corp.                       140,250

  WIRELESS EQUIPMENT -- 1.2%
     5,000  Motorola, Inc.                                           487,187

  TOTAL COMMON STOCK
            (Cost -- $33,017,783)                                $36,743,033

  UNIT INVESTMENT TRUST -- 3.1%

     9,000  Standard and Poor's 500 Index
            Depository Receipts (Cost --
            $1,065,651)                                          $ 1,233,000

  REPURCHASE AGREEMENT -- 4.1%

$1,603,000 State Street Bank & Trust Co., 5.120%
           due 11/1/99; Proceeds at maturity --
           $1,603,684; (Fully collateralized by
           U.S. Treasury Notes, 5.500% due
           7/31/2001; Market value -- $1,637,188)
           (Cost -- $1,603,000)                                  $ 1,603,000

  TOTAL INVESTMENTS -- 100.0%
            (Cost -- $35,686,434)(2)                             $39,579,033

1. Non-income producing security.
2. Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

30 ING Funds Annual Report / October 31, 1999

ING INTERNATIONAL BOND FUND

   Shares/
  Principal                                                                     Market
    Amount                                                   Ratings(1)         Value
    ------                                                   ----------         -----
  FOREIGN BONDS -- 75.9%

  AUSTRALIA -- 4.8%
  1,870,000  Queensland Treasury Corp.,
             Series 05G,
             6.500% due 6/14/2005(2)                         AAA/Aaa         $ 1,189,013

  AUSTRIA -- 4.2%
    980,000  Austria Republic, Series
             98 2, 4.300% due 7/15/2003(3)                   AAA/Aaa           1,020,653

  BELGIUM -- 4.1%
  1,000,000  Kingdom of Belgium, 6.500% due
             3/25/2002(4)                                    AAA/Aaa           1,001,890

  CANADA -- 5.9%
            Canadian Government:
  1,440,000  5.250% due 9/1/2003(5)                          AAA/Aa1             953,639
    550,000  5.250% due 11/5/2008(4)                         AAA/Aa1             497,305
                                                                             -----------
                                                                               1,450,944

  DENMARK -- 4.3%
  7,270,000  Kingdom of Denmark, 6.000% due
             11/15/2002(6)                                   AAA/Aaa           1,065,844

  FINLAND -- 4.0%
    930,000  Finnish Government, 4.000% due
             6/21/2000(3)                                    AA+/Aaa             982,173

  FRANCE -- 7.9%
    798,000  French Treasury Notes, 4.500%
             due 7/12/2003(3)                                NR/Aaa              836,802
  1,100,000  Government of France, 5.500% due
             4/25/2029(3)                                    AAA/Aaa           1,105,174
                                                                             -----------
                                                                               1,941,976

  GERMANY -- 12.3%
             Bundesobligation:
    483,000  Series 121, 4.750% due 11/20/2001(3)            AAA/Aaa             515,963
    894,000  Series 123, 4.500% due 5/17/2002(3)             AAA/Aaa             946,776
             Bundesrepublic Deutschland:
    894,000  Series 97, 6.000% due 7/4/2007(3)               AAA/Aaa             984,329
    560,000  Series 98, 5.625% due 1/4/2028(3)               NR/Aaa              575,938
                                                                             -----------
                                                                               3,023,006

  ITALY -- 11.0%
             Buoni Poliennali del Tes:
    840,000  3.000% due 6/15/2002(3)                         AA/Aa3              855,380
    830,000  3.750% due 9/1/2002(3)                          AA/Aa3              857,763
    993,997  4.500% due 5/1/2009(3)                          AA/Aa3              985,568
                                                                             -----------
                                                                               2,698,711

  JAPAN -- 4.7%
    150,000  Development Bank of Japan, 9.125% due
             1/31/2005(7)                                    AAA/Aa1             267,670
    280,000  Japan Finance Corp. Municipal
             Enterprise, 6.375% due 3/9/2004(7)              AAA/Aa1             451,443
    260,000  Kansai International Airport Co.,
             7.375% due 9/24/2007(7)*                        NR/NR               442,875
                                                                             -----------
                                                                               1,161,988

  NETHERLANDS -- 3.9%
    916,000  Netherlands Government, 5.250% due
             7/15/2008(3)                                    AAA/Aaa             963,454

  SPAIN -- 4.3%
  1,020,000  Bonos Y Oblig del Estado, 4.500% due
             7/30/2004(3)                                    NR/Aa2            1,056,941

  SWEDEN -- 3.5%
  7,000,000  Swedish Government, Series 1039, 5.500%
             due 4/12/2002(8)                                AAA/Aaa         $   861,678

  UNITED KINGDOM -- 1.0%
    150,000  United Kingdom Treasury, 7.000% due
             11/6/2001(7)                                    AAA/Aaa             250,826

  TOTAL FOREIGN BONDS
            (Cost $20,463,594)                                               $18,669,097

  U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 12.3%

    300,000  Fannie Mae, Series EMTN, 6.875% due
             6/7/2002(7)                                     NR/Aaa          $   493,955
    500,000  Tennessee Valley Authority, Series E,
             6.750% due 11/1/2025(4)                        AAA/Aaa              487,400
             US Treasury Notes:
  1,060,000  4.625% due 11/30/2000(4)                        NR/NR             1,049,069
    950,000  7.250% due 8/15/2004(4)                         NR/NR               996,906

  TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
            (Cost -- $3,034,528)                                             $ 3,027,330

  SUPRA-NATIONAL ENTITY -- 9.6%

    960,000  Asian Development Bank, 6.750% due
             6/11/2007(4)                                    AAA/Aaa         $   953,451
             Inter-American Development Bank:
    480,000  6.375% due 10/22/2007(4)                        AAA/Aaa             470,260
    500,000  5.750% due 2/26/2008(4)                         AAA/Aaa             469,704
    460,000  International Bank for
             Reconstruction and Development,
             7.625% due 1/19/2023(4)                         AAA/Aaa             477,764

  TOTAL SUPRA-NATIONAL ENTITY
            (Cost -- $2,453,761)                                             $ 2,371,179

  REPURCHASE AGREEMENT -- 2.2%
   $529,000 State Street Bank & Trust Co., 5.120%
            due 11/1/99; Proceeds at maturity --
            $529,226; (Fully collateralized by U.S.
            Treasury Notes, 6.875% due 5/15/2006;
            Market value -- $543,405) (Cost --
            $529,000)                                                        $   529,000

  TOTAL INVESTMENTS -- 100.0%
            (Cost -- $26,480,883)(9)                                         $24,596,606

1. Credit ratings are provided by Standard & Poor's Rating Group and Moody's Investors Service, Inc.
2. Security is denominated in Australian Dollar.
3. Security is denominated in EURO.
4. Security is denominated in United States Dollar.
5. Security is denominated in Canadian Dollar.
6. Security is denominated in Danish Kroner.
7. Security is denominated in British Pound.
8. Security is denominated in Swedish Kronor.
9. Aggregate cost for Federal income tax purposes is $26,645,008.

See Notes to Financial Statements.

                                   ING Funds Annual Report / October 31, 1999 31

October 31, 1999

SCHEDULE OF INVESTMENTS
ING GLOBAL INFORMATION TECHNOLOGY FUND

   Shares/
  Principal                                                    Market
    Amount                                                     Value
    ------                                                     -----
  COMMON STOCK -- 95.9%
  CANADA -- 2.4%
    25,698  Nortel Networks Corp.                          $  1,591,670

  GERMANY -- 1.9%
     1,332  SAP AG                                              586,990
    14,879  Software AG(1)                                      639,261
                                                           ------------
                                                              1,226,251

  IRELAND -- 1.2%
    38,394  CBT Group PLC Sponsored ADR(1)                      791,876

  JAPAN -- 8.0%
    16,700  Fuji Soft ABC Inc.                                1,529,539
       126  NTT Data Corp.                                    1,993,862
     2,100  SOFTBANK Corp.                                      872,063
    18,000  Sumisho Computer Systems Corp.                      966,721
                                                           ------------
                                                              5,362,185

  NETHERLANDS -- 4.9%
    11,379  ASM Lithography Holding NV(1)                       803,044
     9,412  Equant NV(1)                                        915,664
    20,473  Ordina Beheer NV                                    497,400
    13,711  United Pan-Europe Communications NV(1)            1,054,142
                                                           ------------
                                                              3,270,250

  UNITED KINGDOM -- 2.6%
    27,832  CMG PLC                                           1,074,294
    51,978  SEMA Group PLC                                      678,198
                                                           ------------
                                                              1,752,492

  UNITED STATES -- 74.9%
    21,183  Amdocs Ltd.(1)                                      589,152
    13,118  America Online, Inc.(1)                           1,701,241
    10,258  Applied Materials, Inc.(1)                          921,297
    13,759  At Home Corp. -- A Shares(1)                        514,243
    31,224  BEA Systems, Inc.(1)                              1,424,595
    19,089  BMC Software, Inc.(1)                             1,225,275
    31,955  BroadVision, Inc.(1)                              2,352,687
    30,031  Cambridge Technology Partners, Inc.(1)              332,218
    26,528  Cisco Systems, Inc.(1)                            1,963,072
    19,300  Citrix Systems, Inc.(1)                           1,237,613
     6,742  Computer Sciences Corp.(1)                          463,091
    34,830  Compuware Corp.(1)                                  968,709
    26,664  Convergys Corp.(1)                                  521,614
    18,295  Dell Computer Corp.(1)                              734,087
     5,000  DoubleClick Inc.(1)                                 700,000
    21,309  EMC Corp.(1)                                      1,555,557
     9,000  Gadzoox Networks, Inc.(1)                           428,625
    31,821  I2 Technologies, Inc.(1)                          2,511,870
    14,625  Inktomi Corp.(1)                                  1,483,523
    22,504  Intel Corp.                                       1,742,654
    13,325  International Business Machines Corp.             1,310,847
    11,527  JDS Uniphase Corp.(1)                             1,923,568
     7,932  KLA-Tencor Corp.(1)                                 628,115
    16,656  Lucent Technologies Inc.                          1,070,148
       341  MCI WorldCom, Inc.(1)                                29,262
    26,089  Microsoft Corp.(1)                                2,414,863
     9,784  Motorola, Inc.                                      953,329
    41,045  Network Associates, Inc.(1)                         751,637
    24,323  New Era of Networks, Inc.(1)                        788,977
    36,612  Oracle Corp.(1)                                   1,741,358
    10,099  Rambus Inc.(1)                                      682,945
    30,034  RF Micro Devices, Inc.(1)                         1,550,505
    13,714  Sapient Corp.(1)                                  1,753,678
    10,628  SCM Microsystems, Inc.(1)                           502,173
    16,343  Siebel Systems, Inc.(1)                           1,794,666
    22,124  Sun Microsystems, Inc.(1)                         2,340,996
    18,454  Teradyne, Inc.(1)                                   710,479
     9,836  Texas Instruments Inc.                              882,781
    17,963  Unisys Corp.(1)                                     435,603
    21,212  VERITAS Software Corp.(1)                         2,288,245
    19,258  Whittman-Hart, Inc.(1)                              740,229
     7,699  Yahoo! Inc.(1)                                    1,378,602
                                                           ------------
                                                             50,044,129

  TOTAL COMMON STOCK
            (Cost -- $44,524,656)                          $ 64,038,853

  REPURCHASE AGREEMENT -- 4.1%

$2,745,000  State Street Bank & Trust Co.,
            5.120% due 11/1/99; Proceeds at
            maturity -- $2,746,171; (Fully
            collateralized by U.S. Treasury
            Bonds, 8.125% due 8/15/2019;
            Market value -- $2,802,525)
            (Cost -- $2,745,000)                           $  2,745,000

  TOTAL INVESTMENTS -- 100.0%

            (Cost -- $47,269,656)(2)                       $ 66,783,853

1. Non-income producing security.
2. Aggregate cost for Federal income tax purposes is substantially the same. ADR -- American Depository Receipts.

See Notes to Financial Statements.

32 ING Funds Annual Report / October 31, 1999

ING EUROPEAN EQUITY FUND

   Shares/
  Principal                                                    Market
    Amount                                                     Value
    ------                                                     -----
  FOREIGN STOCKS -- 98.5%
  AUSTRIA -- 0.5%
     2,910  Bank Austria AG                                $   144,674

  BELGIUM -- 0.8%
       355  Electrabel SA                                      117,089
     2,751  KBC Bancassurance Holding NV                       141,775
                                                           -----------
                                                               258,864
  DENMARK -- 0.7%
       749  Den Danske Bank Group                               85,319
     2,566  ISS International Service System
            A/S -- B Shares(1)                                 137,614
                                                           -----------
                                                               222,933
  FINLAND -- 4.1%
    37,191  Merita PLC                                         215,527
     7,419  Metso Oyj(1)                                        83,882
     6,477  Nokia Oyj                                          741,234
     6,717  UPM-Kymmene Oyj                                    211,938
                                                           -----------
                                                             1,252,581
  FRANCE -- 15.1%
       590  Accor SA                                           132,794
     1,189  Air Liquide SA                                     183,203
     1,519  Alcatel SA                                         237,245
     5,875  Alstom SA                                          177,956
     2,308  Axa SA                                             325,520
     2,226  Banque Nationale de Paris                          195,490
     1,487  Cap Gemini SA                                      225,209
     2,956  Carrefour SA                                       547,179
         9  Elf Aquitaine SA                                     1,325
     2,139  Lafarge SA                                         205,847
       145  L'Oreal SA                                          96,764
     1,141  Louis Vuitton Moet Hennessy                        344,414
     3,923  Rhone-Poulenc SA                                   219,504
     5,400  Sanofi-Synthelabo SA(1)                            238,253
     2,627  Schneider Electric SA                              180,973
       990  Societe Generale -- A Shares                       215,535
       711  Suez Lyonnaise des Eaux SA                         114,786
     4,350  Total Fina SA                                      587,902
     9,305  Usinor SA                                          129,280
     3,125  Vivendi SA                                         236,808
                                                           -----------
                                                             4,595,987
  GERMANY -- 12.1%
     1,058  Allianz AG -- Registered Shares                    322,142
     6,205  Bayer AG                                           253,866
       335  Celanese AG(1)                                       5,296
     3,161  DaimlerChrysler AG -- Registered Shares            246,019
     3,721  Deutsche Bank AG -- Registered Shares              266,905
     5,474  Deutsche Telekom AG                                251,593
       910  Fresenius AG Preferred                             148,828
     3,357  Hoechst AG                                         147,761
     2,220  HypoVereinsbank                                    145,697
     2,792  Mannesmann AG                                      439,005
     3,151  Metro AG                                           169,349
       968  Muenchener Rueckversicherungs-
            Gesellschaft AG -- Registered Shares               221,945
       917  SAP AG                                             340,646
       983  Schering AG                                        116,931
     2,146  Siemens AG                                         192,640
     8,010  Thyssen Krupp AG(1)                                189,552
     4,343  Veba AG                                            234,782
                                                           -----------
                                                             3,692,957
  GREECE -- 0.5%
     1,842  Alpha Credit Bank SA                               140,830

  IRELAND -- 0.7%
     7,634  Bank of Ireland                                $    59,335
     1,100  CRH PLC (Dublin)                                    20,767
     6,893  CRH PLC (London)                                   130,024
                                                           -----------
                                                               210,126
  ITALY -- 4.3%
     5,410  Assicurazioni Generali                             173,544
    50,770  Banca di Roma                                       68,349
    35,156  Banca Nazionale del Lavoro S.p.A.(1)               119,061
    33,247  ENI S.p.A.                                         194,420
     7,910  La Rinascente S.p.A.                                54,908
    13,667  La Rinascente S.p.A. RNC                            50,310
    14,980  Riunione Adriatica di Sicurta S.p.A.               138,173
     3,967  Rolo Banca 1473 S.p.A.                              81,360
    10,319  San Paolo-IMI S.p.A.                               133,709
    19,911  Telecom Italia Mobile S.p.A.                       124,392
    15,464  Telecom Italia S.p.A.                               75,954
    18,957  UniCredito Italiano S.p.A.                          88,724
                                                           -----------
                                                             1,302,904
  NETHERLANDS -- 8.3%
    15,304  ABN AMRO Holding NV                                370,047
     3,991  Aegon NV                                           368,334
     1,906  Akzo Nobel NV                                       82,070
     1,915  Equant NV(1)                                       186,304
    15,052  Fortis (NL) NV                                     518,147
     3,050  Heineken Holding NV -- A Shares                    110,670
     3,991  Koninklijke Ahold NV                               122,568
     5,823  Koninklijke Nedlloyd NV                            162,601
     3,003  Koninklijke Numico NV                              122,388
     1,127  Koninklijke (Royal) Philips
            Electronics NV                                     115,569
     2,749  Koninklijke KPN NV                                 141,065
     1,050  STMicroelectronics NV                               92,212
     3,806  Wolters Kluwer NV                                  127,174
                                                           -----------
                                                             2,519,149
  PORTUGAL -- 1.3%
    26,655  BPI-SGPS, SA -- Registered Shares                  106,531
     4,877  Electricidade de Portugal SA                        75,812
     4,530  Portugal Telecom SA -- Registered
            Shares                                             202,012
                                                           -----------
                                                               384,355
  SPAIN -- 2.7%
     3,518  Argentaria, Caja Postal y Banco
            Hipotecario de Espana SA                            78,071
    19,266  Banco Santander Central Hispano SA                 199,996
     9,296  Endesa SA                                          186,058
    22,218  Telefonica SA                                      365,472
                                                           -----------
                                                               829,597
  SWEDEN -- 2.4%
     9,034  Skandia Forsakrings AB                             201,000
    12,606  Telefonaktiebolaget LM Ericsson --
            B Shares                                           524,164
                                                           -----------
                                                               725,164

                                   ING Funds Annual Report / October 31, 1999 33

OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS
ING EUROPEAN EQUITY FUND (continued)

       Shares/
      Principal                                                               Market
        Amount                                                                Value
        ------                                                                -----
  SWITZERLAND -- 10.6%
         2,833  ABB Ltd.(1)                                             $   282,094
           236  Adecco SA -- Registered Shares                              143,096
           240  Clariant AG -- Registered Shares                            105,046
           129  Compagnie Financiere Richemont AG -- A Unit                 246,504
         1,359  Credit Suisse Group -- Registered Shares                    261,295
            26  Kuoni Reisen Holding AG -- Registered Shares                110,900
           248  Nestle SA -- Registered Shares                              478,457
           279  Novartis AG -- Registered Shares                            417,429
            58  Roche Holding AG                                            696,502
            89  Schweizerische Rueckversicherungs-
                Gesellschaft -- Registered Shares                           184,553
         1,059  UBS AG -- Registered Shares                                 308,200
                                                                        -----------
                                                                          3,234,076
  UNITED KINGDOM -- 34.4%
         5,469  Abbey National PLC                                          106,858
        12,900  Alliance & Leicester PLC                                    188,137
        27,286  Allied Zurich PLC                                           331,136
         6,203  AstraZeneca Group PLC                                       279,604
         9,415  Bank of Scotland                                            117,430
        10,481  Barclays PLC                                                321,561
        16,654  Bass PLC                                                    181,994
        16,816  BBA Group PLC                                               117,029
        51,162  BG PLC                                                      283,961
        67,954  BP Amoco PLC                                                659,962
        33,410  British Telecommunications PLC                              606,399
         8,660  Cable & Wireless PLC                                        101,253
        24,476  Cadbury Schweppes PLC                                       159,679
        14,248  CGU PLC                                                     207,914
        12,936  Compass Group PLC                                           139,238
        21,159  Diageo PLC                                                  214,882
        23,458  General Electric Co. PLC                                    256,540
         7,973  GKN PLC                                                     127,810
        15,758  Glaxo Wellcome PLC                                          465,076
        22,506  The Great Universal Stores PLC                              170,866
        13,369  Hays PLC                                                    152,906
        34,230  HSBC Holdings PLC                                           422,157
        38,412  Invensys PLC                                                189,052
        18,342  J. Sainsbury PLC                                            110,091
        12,000  Kingfisher PLC                                              131,234
        27,918  Lloyds TSB Group PLC                                        385,831
        27,963  Marks & Spencer PLC                                         128,779
         9,955  National Power PLC                                           67,317
         2,940  Orange PLC(1)                                                73,146
        12,128  Pearson PLC                                                 270,848
        14,785  Prudential PLC                                              231,907
         6,305  Railtrack Group PLC                                         128,891
        24,827  Reed International PLC                                      145,140
        19,652  Rentokil Initial PLC                                         65,557
        16,526  ScottishPower PLC                                           153,166
       102,612  Shell Transport & Trading Co. PLC                           786,623
        44,777  SmithKline Beecham PLC                                      576,883
        78,951  Tesco PLC                                                   234,181
         5,783  Thames Water PLC                                             83,438
        37,658  Unilever PLC                                                349,332
       157,785  Vodafone AirTouch PLC                                       736,378
                                                                        -----------
                                                                         10,460,186

  TOTAL FOREIGN STOCKS
                (Cost -- $28,227,048)                                   $29,974,383

  REPURCHASE AGREEMENT -- 1.5%

      $453,000 State Street Bank & Trust Co., 5.120%
               due 11/1/99; Proceeds at maturity -- $453,193;
               (Fully collateralized by U.S. Treasury Bonds,
               8.125% due 8/15/2019; Market value -- $462,150)
               (Cost -- $453,000)                                       $   453,000

  TOTAL INVESTMENTS -- 100.0%

                (Cost -- $28,680,048)(2)                                $30,427,383

1.    Non-income producing security.

2.    Aggregate cost for Federal income tax purposes is $28,789,354.

      See Notes to Financial Statements.


34 ING Fund Annual Report / October 31, 1999

ING INTERNATIONAL EQUITY FUND


       Shares/
      Principal                                                               Market
        Amount                                                                Value
        ------                                                                -----
  FOREIGN STOCKS -- 95.8%

  AUSTRALIA -- 1.1%
        12,300  Broken Hill Proprietary Co. Ltd.                        $   127,143
         7,700  Rio Tinto Ltd.                                              123,793
        27,100  Telstra Corp. Ltd.                                          137,878
                                                                        -----------
                                                                            388,814
  FINLAND -- 1.9%
         5,780  Nokia Oyj                                                   661,469

  FRANCE -- 13.0%
           850  Accor SA                                                    191,313
         3,340  Banque Nationale de Paris                                   293,323
         3,870  Canal Plus                                                  268,638
         1,310  Carrefour SA                                                242,492
         1,450  Castorama Dubois Investisse                                 434,331
         1,280  Christian Dior SA                                           229,130
            12  Elf Aquitaine SA                                              1,767
         5,150  France Telecom SA                                           497,507
         2,810  Groupe GTM SA                                               307,364
         2,930  Lafarge SA                                                  281,969
         2,650  Societe Generale -- A Shares                                576,938
           830  Societe Television Francaise 1                              260,140
         4,655  Total Fina SA                                               629,123
        15,590  Usinor SA                                                   216,602
                                                                        -----------
                                                                          4,430,637
  GERMANY -- 10.2%
           840  Allianz AG -- Registered Shares                             255,765
         7,560  BASF AG(1)                                                  339,915
         4,448  Deutsche Bank AG -- Registered Shares                       319,052
        15,160  Deutsche Telekom AG                                         696,776
         6,080  Dresdner Bank AG                                            311,739
         1,930  HypoVereinsbank                                             126,664
         3,180  Mannesmann AG                                               500,013
           430  SAP AG                                                      189,494
         6,310  Siemens AG                                                  566,429
         3,040  Veba AG                                                     164,342
                                                                        -----------
                                                                          3,470,189
  HONG KONG -- 0.5%
       218,000  Cosco Pacific Ltd.                                          161,353

  HUNGARY -- 0.6%
         7,050  Magyar Tavkozlesi Rt Sponsored ADR                          203,128

  INDIA -- 1.2%
        16,600  Mahanagar Telephone Nigam Ltd. GDR(1)(2)                    136,950
        17,600  Videsh Sanchar Nigam Ltd. Sponsored GDR(3)                  284,909
                                                                        -----------
                                                                            421,859
  INDONESIA -- 0.3%
        14,500  PT Tambang Timah Tbk GDR -- Registered Shares               110,925

  ISRAEL -- 0.2%
         5,100  Partner Communications Co. Ltd. ADR(1)                       80,325

  ITALY -- 2.5%
        39,790  Autostrade Concessioni e Costruzioni
                Autostrade S.p.A.                                           300,058
        54,140  ENI S.p.A.                                                  316,596
        17,760  San Paolo -- IMI S.p.A.                                     230,126
                                                                        -----------
                                                                            846,780
  JAPAN -- 19.5%
        20,000  The Bank of Tokyo-Mitsubishi, Ltd.                      $   331,447
        14,000  Canon, Inc.                                                 396,087
            36  East Japan Railway Co.                                      220,620
        32,000  Fuji Heavy Industries Ltd.                                  271,910
         8,000  Fuji Photo Film Co.                                         257,025
        40,000  Hitachi Ltd.                                                432,339
            16  Japan Tobacco, Inc.                                         176,465
         5,000  Kyocera Corp.                                               479,524
        12,000  Marui Co., Ltd.                                             226,719
        17,000  Matsushita Electric Industrial Co., Ltd.                    357,869
        40,000  Mitsubishi Corp.                                            287,715
        81,000  Mitsubishi Heavy Industries Ltd.                            317,723
       160,000  The Mitsui Trust & Banking Co., Ltd.                        497,171
            43  Nippon Telegraph & Telephone Corp.                          659,825
         3,600  Promise Co., Ltd.                                           241,680
         7,000  Sankyo Co., Ltd.                                            199,386
        25,000  Sekisui House Ltd.                                          270,692
        29,000  The Tokio Marine & Fire Insurance Co. Ltd.                  379,639
        16,000  Toyota Motor Corp.                                          553,946
        15,000  Yamaha Corp.                                                100,700
                                                                        -----------
                                                                          6,658,482
  MEXICO -- 0.9%
         4,300  Grupo Televisa SA Sponsored GDR                             182,750
         7,200  Panamerican Beverages, Inc. -- A Shares                     115,650
                                                                        -----------
                                                                            298,400
  NETHERLANDS -- 4.6%
         3,710  Equant NV(1)                                                360,934
         3,673  Koninklijke Philips Electronics NV                          376,650
         8,910  Royal Dutch Petroleum Co.                                   532,559
        11,730  TNT Post Group NV                                           298,556
                                                                        -----------
                                                                          1,568,699
  PERU -- 0.6%
        11,900  Southern Peru Copper Corp.                                  193,375

  RUSSIA -- 0.5%
        21,000  Surgutneftegaz Sponsored ADR                                174,825

  SINGAPORE -- 2.9%
        38,000  Keppel Corp. Ltd.                                           103,302
        32,550  Oversea-Chinese Banking Corp. Ltd.                          244,707
        23,000  Singapore Airlines Ltd.                                     242,076
        12,000  Singapore Press Holdings Ltd.                               205,690
       100,000  Singapore Telecommunications Ltd.                           190,052
                                                                        -----------
                                                                            985,827
  SOUTH AFRICA -- 0.4%
        17,500  Sappi Ltd.                                                  145,014

  SOUTH KOREA -- 1.6%
         7,300  Korea Telecom Corp. Sponsored ADR(1)                        257,325
         2,900  Samsung Electronics Sponsored GDR(2)                        169,650
         8,000  SK Telecom Co. Ltd. ADR                                     105,800
                                                                        -----------
                                                                            532,775
  SPAIN -- 4.2%
         8,280  Argentaria, Caja Postal y Banco Hipotecario
                de Espana, SA                                               183,749
        40,964  Banco Santander Central Hispano SA                          425,238
         8,410  Endesa SA                                                   168,325
        16,870  Repsol SA                                                   347,763
        17,567  Telefonica SA(1)                                            288,966
                                                                        -----------
                                                                          1,414,041
  SWEDEN -- 1.8%
        14,880  Skandinaviska Enskilda Banken -- A Shares                   152,871
        11,020  Telefonaktiebolaget LM Ericsson -- B Shares                 458,218
                                                                        -----------
                                                                            611,089


                                   ING Fund Annual Report / October 31, 1999  35

OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS
ING INTERNATIONAL EQUITY FUND (continued)


       Shares/
      Principal                                                               Market
        Amount                                                                Value
        ------                                                                -----
  SWITZERLAND -- 7.9%
         3,916  ABB Ltd.(1)                                             $   394,452
           640  Adecco SA -- Registered Shares                              388,057
           170  Compagnie Financiere Richemont AG -- A Unit                 324,851
         1,380  Credit Suisse Group -- Registered Shares                    265,332
           200  Novartis AG -- Registered Shares                            299,232
         1,010  Oerlikon-Buehrle Holding AG -- Registered Shares            152,438
           850  PubliGroupe SA                                              623,597
           790  UBS AG -- Registered Shares                                 229,913
                                                                        -----------
                                                                          2,677,872
  TAIWAN -- 0.0%
           458  China Steel Corp. Sponsored GDR                               7,797

  TURKEY -- 0.7%
     2,236,400  Akbank TAS                                                   34,888
    23,818,200  Turkiye Garanti Bankasi AS                                  203,121
                                                                        -----------
                                                                            238,009
  UNITED KINGDOM -- 18.2%
        49,000  Arjo Wiggins Appleton PLC                                   171,310
         7,500  AstraZeneca Group PLC                                       338,068
        43,000  Avis Europe PLC                                             184,427
         9,700  Barclays PLC                                                297,600
        37,000  Barratt Developments PLC                                    143,493
        35,640  BG PLC                                                      197,811
        85,600  BP Amoco PLC                                                831,338
        24,000  British Telecommunications PLC                              435,606
        14,500  CGU PLC                                                     211,591
        10,700  Dixons Group PLC                                            189,724
         8,400  GKN PLC                                                     134,655
        14,600  Glaxo Wellcome PLC                                          430,899
        14,030  Hammerson PLC                                               103,634
        13,000  Hays PLC                                                    148,686
        37,400  HSBC Holdings PLC                                           461,253
        14,000  Imperial Tobacco Group PLC                                  148,850
        85,500  Laporte PLC -- B Shares(1)                                    1,229
        25,900  Lloyds TSB Group PLC                                        357,942
        10,000  Logica PLC                                                  154,388
        17,550  Millennium & Copthorne Hotels PLC                           120,118
        10,000  The Peninsular & Oriental Steam Navigation Co.              143,131
        14,000  Scottish & Newcastle PLC                                    130,330
        16,650  Trinity Mirror PLC                                          153,632
       118,500  Vodafone AirTouch PLC                                       553,036
        13,100  WPP Group PLC                                               143,587
                                                                        -----------
                                                                          6,186,338
  VENEZUELA -- 0.5%
         7,000  Compania Anonima Nacional Telefonos
                de Venezuela ADR                                            180,688

  TOTAL FOREIGN STOCKS
                (Cost -- $29,429,446)                                   $32,648,710

  REPURCHASE AGREEMENT -- 4.2%

    $1,449,000 State Street Bank & Trust Co., 5.120%
               due 11/1/99; Proceeds at maturity -- $1,449,518;
               (Fully collateralized by U.S. Treasury Bonds,
               8.125% due 8/15/2019; Market value -- $1,481,250)
               (Cost -- $1,449,000)                                     $ 1,449,000

  TOTAL INVESTMENTS -- 100.0%

                (Cost -- $30,878,446)(3)                                $34,097,710


1.    Non-income producing security.

2. Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. Rule 144a securities amounted to $591,509 in market value or 1.8% of net assets.

3.    Aggregate cost for Federal inome tax purposes is $30,966,727.

ADR -- American Depository Receipts.

GDR -- Global Depository Receipts.


ING GLOBAL BRAND NAMES FUND

       Shares/
      Principal                                                               Market
        Amount                                                                Value
        ------                                                                -----
  COMMON STOCK -- 99.0%

  AUSTRALIA -- 2.2%
       409,100  Foster's Brewing Group Ltd.                             $ 1,087,531

  FINLAND -- 7.0%
        29,790  Nokia Oyj                                                 3,409,196

  FRANCE -- 7.6%
         3,450  L'Oreal SA                                                2,302,308
         4,730  Louis Vuitton Moet Hennessy                               1,427,762
                                                                        -----------
                                                                          3,730,070
  GERMANY -- 1.9%
         4,900  Adidas-Salomon AG                                           354,566
        10,050  Volkswagen AG                                               594,039
                                                                        -----------
                                                                            948,605
  JAPAN -- 6.8%
        16,000  Canon, Inc.                                                 452,671
        11,000  Fuji Photo Film Co. Ltd.                                    353,409
        12,000  Honda Motor Co., Ltd.                                       506,378
         9,800  Sony Corp.                                                1,528,225
        14,000  Toyota Motor Corp.                                          484,703
                                                                        -----------
                                                                          3,325,386
  NETHERLANDS -- 9.0%
        11,400  Gucci Group NV -- NY Registered Shares                      920,550
        45,900  Heineken NV                                               2,340,871
        17,176  Unilever NV -- Share Certificates                         1,138,086
                                                                        -----------
                                                                          4,399,507
  SWEDEN -- 2.8%
        33,000  Telefonaktiebolaget LM Ericsson -- B Shares               1,372,158

  SWITZERLAND -- 2.5%
           640  Nestle SA                                                 1,234,727

  UNITED STATES -- 59.2%
         2,330  America Online, Inc.(1)                                     302,172
        11,400  American Express Co.                                      1,755,600
        47,600  The Coca-Cola Co.                                         2,808,400
        28,800  Colgate-Palmolive Co.                                     1,742,400
        73,950  Compaq Computer Corp.                                     1,405,050
        15,850  Ford Motor Co.                                              869,769
        32,400  The Gillette Co.                                          1,172,475
        31,250  Intel Corp.                                               2,419,922
        17,100  Johnson & Johnson                                         1,791,225
        22,050  Mattel, Inc.                                                294,919
        43,000  McDonald's Corp.                                          1,773,750
        28,050  Microsoft Corp.(1)                                        2,596,378
        10,650  NIKE, Inc. -- B Shares                                      601,059
        37,150  The Pepsi Bottling Group, Inc.                              675,666
        36,800  The PepsiCo, Inc.                                         1,276,500
        32,650  Philip Morris Cos. Inc.                                     822,372
        12,950  The Procter & Gamble Co.                                  1,358,131
        38,850  Time Warner Inc.                                          2,707,359
        51,150  The Walt Disney Co.                                       1,349,081
        15,500  Wm. Wrigley Jr. Co.                                       1,239,031
                                                                        -----------
                                                                         28,961,259
  TOTAL COMMON STOCK
                (Cost -- $44,220,841)                                   $48,468,439

See Notes to Financial Statements.

36  ING Fund Annual Report / October 31, 1999

       Shares/
      Principal                                                               Market
        Amount                                                                Value
        ------                                                                -----
  PREFERRED STOCK -- 0.2%

        15,150  Unilever NV Cumulative Preferred Shares
                (Cost -- $91,421)                                       $    79,989

  REPURCHASE AGREEMENT -- 0.8%

      $411,000 State Street Bank & Trust Co., 5.120%
               due 11/1/99; Proceeds at maturity -- $411,175;
               (Fully collateralized by U.S. Treasury Notes,
               8.000% due 5/15/2001; Market value -- $421,860)
               (Cost -- $411,000)                                       $   411,000

  TOTAL INVESTMENTS -- 100.0%

                (Cost -- $44,723,262)(2)                                $48,959,428

1.    Non-income producing security.

2.    Aggregate cost for Federal income tax purposes is $44,726,020.


See Notes to Financial Statements.


ING HIGH YIELD BOND FUND

      Shares/
     Principal                                                                           Market
       Amount                                                       Ratings(1)           Value
       ------                                                       ----------           -----
  U.S. GOVERNMENT OBLIGATION -- 4.4%
    $1,500,000  U.S. Treasury Notes,
                6.250% due 2/15/2007
                (Cost -- $1,487,683)                                     NR/NR        $ 1,507,500

  CORPORATE BONDS -- 90.8%

  AIRLINES -- 1.4%
       500,000  Amtran, Inc., Senior Notes,
                9.625% due 12/15/2005                                    B+/B2        $   471,250

  BROADCASTING SERVICE/PROGRAM -- 2.9%
     1,000,000  Echostar DBS Corp.,
                Senior Notes,
                9.250% due 2/1/2006                                       B/B2            995,000

  BUILDING - RESIDENTIAL/COMMERCIAL -- 3.2%
     1,250,000  Del E. Webb Corp.,
                Senior Subordinated Debentures,
                10.250% due 2/15/2010                                    B-/B2          1,126,563

  CABLE TV -- 10.4%
     1,500,000  CSC Holdings, Inc., Series M,
                Payment-in-Kind Preferred Bonds,
                11.125% due 4/1/2008                                     B+/B2          1,620,000
       500,000  Lenfest Communications, Inc.,
                Senior Notes,
                8.375% due 11/1/2005                                   BB+/Ba2            515,000
       500,000  Rogers Cablesystems Inc.,
                Series B, Senior Notes,
                10.000% due 3/15/2005                                  BB+/Ba3            537,500
     1,000,000  Telewest Communications PLC,
                Debentures, Step Coupon to
                11.000% due 10/1/2007                                    B+/B1            913,750
                                                                                      -----------
                                                                                        3,586,250
  CASINO HOTELS -- 3.3%
     1,125,000  Boyd Gaming Corp.,
                Senior Notes,
                9.250% due 10/1/2003                                   BB-/Ba3          1,127,813

  CELLULAR TELECOMMUNICATIONS -- 5.4%
     1,000,000  Orange PLC, Senior Notes,
                8.750% due 6/1/2006(2)                                 BB-/Ba3          1,030,000
                Rogers Cantel, Inc.:
       500,000  Debentures,
                9.375% due 6/1/2008                                    BB+/Ba3            522,500
      300,000  Senior Subordinated Notes,
               8.800% due 10/1/2007                                    BB-/B2            302,625
                                                                                      -----------
                                                                                       1,855,125
  CHEMICALS - DIVERSIFIED -- 1.5%
       500,000  Lyondell Chemical Co.,
                Series B, Senior Notes,
                9.875% due 5/1/2007                                     BB/Ba3            500,000

  CONTAINERS - PAPER/PLASTIC -- 0.7%
       250,000  Norampac Inc, Senior Notes,
                9.500% due 2/01/2008                                     BB/B2            256,250

  DIVERSIFIED MANUFACTURING OPERATION -- 1.5%
       500,000  Blount Inc.,
                Senior Subordinated Notes,
                13.000% due 8/1/2009(2)                                  B-/B3            513,750

  FIBER OPTICS -- 3.0%
     1,000,000  Williams Communications
                Group, Inc., Senior Notes,
                10.700% due 10/1/2007                                   BB-/B2          1,036,250


                                   ING Funds Annual Report / October 31, 1999 37

OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS
ING HIGH YIELD BOND FUND (continued)


      Shares/
     Principal                                                                           Market
       Amount                                                       Ratings(1)           Value
       ------                                                       ----------           -----
  FINANCE -- 0.8%
      $250,000  RBF Finance Co.,
                Senior Notes,
                11.375% due 3/15/2009                                  BB-/Ba3        $   264,375

  FOOD - RETAIL -- 2.9%
     1,000,000  The Kroger Co., Senior Notes,
                7.625% due 9/15/2006                                 BBB-/Baa3          1,008,356

  HOME FURNISHINGS -- 1.4%
       500,000  Sleepmaster LLC,
                Senior Subordinated Notes,
                11.000% due 5/15/2009(2)                                 B-/B3            497,500

  MEDICAL - HOSPITALS -- 2.6%
       500,000  Rural/Metro Corp.,
                Senior Notes,
                7.875% due 3/15/2008                                   BB-/Ba3            417,500
       500,000  Tenet Healthcare Corp.,
                Senior Notes,
                8.625% due 12/01/2003                                  BB+/Ba1            491,640
                                                                                      -----------
                                                                                          909,140
  MISCELLANEOUS MANUFACTURER -- 3.5%
       250,000  Advanced Glassfiber Yarns LLC,
                Senior Subordinated Notes,
                9.875% due 1/15/2009                                      B/B2            228,750
                Westinghouse Air Brake:
       750,000  Series B2, Senior Notes,
                9.375% due 6/15/2005                                    B+/Ba3            746,250
       250,000  Senior Notes,
                9.375% due 6/15/2005                                    B+/Ba3            248,750
                                                                                      -----------
                                                                                        1,223,750
  MULTIMEDIA -- 1.4%
       500,000  Ackerley Group, Inc., Series B,
                Senior Subordinated Notes,
                9.000% due 1/15/2009                                      B/B2            483,750

  NON-HAZARDOUS WASTE DISPOSAL -- 1.2%
       500,000  Allied Waste North America,
                Senior Subordinated Notes,
                10.000% due 8/1/2009(2)                                  B+/B2            425,625

  OIL COMPANY - EXPLORATION & PRODUCTION -- 2.8%
     1,000,000  Nuevo Energy Co.,
                Senior Subordinated Notes,
                9.500% due 6/1/2008(2)                                   B+/B1            985,000

  RACETRACKS -- 3.5%
       250,000  Hollywood Park, Inc., Series B,
                Senior Subordinated Notes,
                9.250% due 2/15/2007                                      B/B2            243,125
     1,000,000  Speedway Motorsports, Inc.,
                Series D, Senior Subordinated
                Notes, 8.500% due 8/15/2007                             B+/Ba3            965,000
                                                                                      -----------
                                                                                        1,208,125
  RADIO -- 10.7%
     1,000,000  Chancellor Media Corp., Series B,
                Senior Subordinated Notes,
                8.125% due 12/15/2007                                     B/B1            985,000
                Spanish Broadcasting System, Inc.:
     1,000,000  Senior Subordinated Notes,
                9.625% due 11/1/2009                                     B-/B3          1,006,250
     1,606,875  Series A, Payment-in-Kind Preferred
                Bonds, 14.250% due 3/15/2005                            CCC/NR          1,719,356
                                                                                      -----------
                                                                                        3,710,606
  RENTAL AUTO/EQUIPMENT -- 1.3%
      $500,000  Budget Group, Inc., Senior Notes,
                9.125% due 4/1/2006                                     BB-/B1        $   435,000

  RETAIL - DISCOUNT -- 2.8%
     1,000,000  Ames Department Stores, Inc.,
                Senior Notes,
                10.000% due 4/15/2006                                    B+/B2            980,000

  TELECOMMUNICATION SERVICES -- 13.8%
                Global Crossing Holdings, Ltd.:
       500,000  Payment-in-Kind Preferred Bonds,
                10.500% due 12/1/2008                                    B+/B1            528,750
     1,000,000  Senior Notes,
                9.625% due 5/15/2008                                    BB/Ba2          1,020,000
     2,000,000  Hyperion Telecommunications, Inc.,
                Series B, Senior Discount
                Notes, Step Coupon to
                13.000% due 4/15/2003                                    B+/B3          1,725,000
     1,000,000  Insight Midwest LP, Senior Notes,
                9.750% due 10/01/2009(2)                                 B+/B1          1,032,500
       500,000  ITC DeltaCom, Inc., Senior Notes,
                8.875% due 3/1/2008                                       B/B2            477,500
                                                                                      -----------
                                                                                        4,783,750
  TELEPHONE - INTEGRATED -- 3.1%
     1,000,000  NEXTLINK Communications, Inc.,
                Senior Notes,
                12.500% due 4/15/2006                                     B/B3          1,067,500

  TRANSPORTATION - MARINE -- 2.9%
     1,000,000  Sea Containers Ltd., Senior Notes,
                10.750% due 10/15/2006(2)                              BB-/Ba3          1,000,000

  TRANSPORTATION - SERVICES -- 2.8%
     1,000,000  RailWorks Corp.,
                Senior Subordinated Notes,
                11.500% due 4/15/2009(2)                                  B/B3            980,000

  TOTAL CORPORATE BONDS
                (Cost -- $31,724,120)                                                 $31,430,728

  REPURCHASE AGREEMENT -- 4.8%

    $1,669,000  State Street Bank & Trust Co., 5.120% due
                11/1/1999; Proceeds at maturity -- $1,669,712;
                (Fully collateralized by U.S. Treasury Notes,
                 5.500% due 7/31/2001; Market value --
                $1,702,675) (Cost -- $1,669,000)                                      $ 1,669,000

  TOTAL INVESTMENTS -- 100.0%

                (Cost -- $34,880,803)(3)                                              $34,607,228


1. Credit ratings are provided by Standard & Poor's Rating Group and Moody's Investors Service, Inc.

2. Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. Rule 144a securities amounted to $6,464,375 in market value or 18.7% of net assets.

3.    Aggregate cost for Federal income tax purposes is substantially the same.


See Notes to Financial Statements.


38  ING Funds Annual Report / October 31, 1999

ING INTERMEDIATE BOND FUND


      Shares/
     Principal                                                                           Market
       Amount                                                       Ratings(1)           Value
       ------                                                       ----------           -----
  U.S. TREASURY OBLIGATIONS -- 14.5%
                U.S. Treasury Notes:
    $1,000,000  6.250% due 6/30/2002                                     NR/NR        $ 1,008,750
       930,000  6.250% due 8/31/2002                                     NR/NR            938,718
       500,000  6.000% due 8/15/2004                                     NR/NR            501,250
                U.S. Treasury Bonds:
       225,000  9.125% due 5/15/2018                                     NR/NR            287,859
     2,310,000  5.250% due 2/15/2029                                     NR/NR          1,998,873
       500,000  6.125% due 8/15/2029                                     NR/NR            498,125
                                                                                      -----------
  TOTAL U.S. TREASURY OBLIGATIONS
                (Cost -- $5,208,330)                                                  $ 5,233,575

  U.S. GOVERNMENT AGENCIES -- 4.0%

     1,000,000  Federal Home Loan Bank,
                5.125% due 9/15/2003                                    NR/Aaa        $   956,985
       500,000  Tennessee Valley Authority,
                Series C, 6.000% due 3/15/2013                          NR/Aaa            468,793
                                                                                      -----------
  TOTAL U.S. GOVERNMENT AGENCIES
                (Cost -- $1,531,129)                                                  $ 1,425,778

  CORPORATE BONDS -- 75.8%

  AEROSPACE/DEFENSE -- 2.6%
     1,000,000  Raytheon Co., Senior Notes,
                5.700% due 11/1/2003                                  BBB/Baa1        $   944,400

  CABLE TV -- 8.2%
       500,000  CSC Holdings, Inc.,
                Series M, Payment-in-Kind
                Preferred Bonds,
                11.125% due 4/1/2008                                     B+/B2            540,000
       700,000  Jones Intercable, Inc.,
                Senior Notes,
                7.625% due 4/15/2008                                 BBB-/Baa3            696,075
     1,000,000  Lenfest Communications, Inc.,
                Senior Notes,
                8.375% due 11/1/2005                                   BB+/Ba2          1,030,000
       750,000  Telewest Communications PLC,
                Debentures, Step Coupon to
                11.000% due 10/1/2007                                    B+/B1            685,312
                                                                                      -----------
                                                                                        2,951,387
  CELLULAR TELECOMMUNICATIONS -- 2.9%
     1,000,000  Rogers Cantel, Inc., Debentures,
                9.375% due 6/1/2008                                    BB+/Ba3          1,045,000

  COMMERCIAL BANKS -- 5.5%
     1,000,000  National Bank of Canada NY,
                Subordinated Notes,
                7.750% due 11/1/2009                                     A-/A2          1,009,325
     1,000,000  Popular, Inc., Series 3,
                Medium Term Notes,
                6.200% due 4/30/2001                                   BBB+/A3            989,161
                                                                                      -----------
                                                                                        1,998,486
  DIVERSIFIED FINANCIAL SERVICES -- 2.7%
     1,000,000  Finova Capital Corp., Notes,
                6.250% due 8/15/2000                                   A-/Baa1            998,313

  ELECTRIC - DISTRIBUTION -- 2.7%
     1,000,000  AES Eastern Energy LP,
                Pass Through Certificates,
                9.000% due 1/2/2017(2)                                BBB-/Ba1            955,880

  ELECTRIC - INTEGRATED -- 2.4%
     1,000,000  Texas-New Mexico Power Co.,
                Senior Notes,
                6.250% due 1/15/2009                                  BBB/Baa2            872,955

  FIBER OPTICS -- 2.9%
    $1,000,000  Williams Communications
                Group, Inc., Senior Notes,
                10.700% due 10/1/2007                                   BB-/B2        $ 1,036,250

  FINANCE - AUTO LOANS -- 2.7%
     1,000,000  Ford Motor Credit Co., Notes,
                5.125% due 10/15/2001                                     A/A1            974,172

  FINANCE - INVESTMENT BANKER/BROKER -- 2.8%
     1,000,000  Lehman Brothers Holdings Inc.,
                Series E, Medium Term Notes,
                6.900% due 1/29/2001                                      A/A3          1,001,708

  FINANCE - OTHER SERVICES -- 2.7%
     1,000,000  Newcourt Credit Group Inc.,
                Notes, 6.875% due 2/16/2005(2)                          BBB/A1            990,624

  INVESTMENT COMPANIES -- 2.8%
     1,000,000  Garanti Trade Payment Rights
                Master Trust, Series 1999-B
                Class 1, 10.810% due 6/15/2004(2)                        NR/NR            998,438

  MISCELLANEOUS MANUFACTURER -- 2.8%
     1,000,000  Westinghouse Air Brake Co.,
                Senior Notes,
                9.375% due 6/15/2005                                    B+/Ba3            995,000

  MULTI-LINE INSURANCE -- 2.8%
     1,000,000  Royal & Sun Alliance Insurance
                Group PLC, Subordinate Notes,
                8.950% due 10/15/2029(2)                                  A/A1            999,329

  NON-HAZARDOUS WASTE DISPOSAL -- 1.3%
       500,000  WMX Technologies, Inc.,
                Notes, 6.250% due 10/15/2000                           BBB/Ba1            481,648

  REITS - HEALTH CARE -- 2.7%
     1,000,000  HRPT Properties Trust,
                Series A, Senior Notes,
                6.750% due 12/18/2002                                 BBB/Baa2            966,825

  RETAILS - DISCOUNT -- 3.5%
       250,000  Ames Department Stores, Inc.,
                Senior Notes,
                10.000% due 4/15/2006                                    B+/B2            245,000
     1,000,000  Wal-Mart Stores, Inc.,
                Senior Notes,
                6.875% due 8/10/2009                                    AA/Aa2          1,005,636
                                                                                      -----------
                                                                                        1,250,636
  RETAILS - DRUG STORE -- 2.3%
     1,000,000  Rite Aid Corp., Notes,
                5.500% due 12/15/2000(2)                                BB/Ba2            815,000

  TELECOMMUNICATION SERVICES -- 6.1%
     1,000,000  Cincinnati Bell Telephone Co.,
                Debentures,
                6.300% due 12/1/2028                                    AA-/A2            842,685
       500,000  Global Crossing Holdings Ltd.,
                Payment-in-Kind Preferred Bonds,
                10.500% due 12/1/2008                                    B+/B1            528,750
       600,000  Hyperion Telecommunications, Inc.,
                Series B, Senior Discount
                Notes, Step Coupon to
                13.000% due 4/15/2003                                    B+/B3            517,500
       276,000  ITC DeltaCom Inc., Senior Notes,
                11.000% due 6/1/2007                                      B/B2            291,180
                                                                                      -----------
                                                                                        2,180,115


                                   ING Funds Annual Report / October 31, 1999 39

OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS
ING INTERMEDIATE BOND FUND (continued)


      Shares/
     Principal                                                                           Market
       Amount                                                       Ratings(1)           Value
       ------                                                       ----------           -----
  TELEPHONE - INTEGRATED -- 1.5%
    $500,000  NEXTLINK Communications, Inc.,
                Senior Notes,
                12.500% due 4/15/2006                                     B/B3        $   533,750

  TELEPHONE - LONG DISTANCE -- 2.5%
     1,000,000  Sprint Capital Corp., Notes,
                6.875% due 11/15/2028                                BBB+/Baa1            917,670

  TOBACCO -- 2.7%
     1,000,000  R.J. Reynolds Tobacco
                Holdings, Inc., Notes,
                7.375% due 5/15/2003(2)                              BBB-/Baa2            967,792

  TRANSPORTATION-AIR FREIGHT -- 2.6%
       997,502  Federal Express Corp.,
                Series 981A,
                Pass Through Certificates,
                6.720% due 1/15/2022                                   AAA/Aa2            933,862

  TRANSPORTATION - RAIL -- 2.8%
     1,000,000  Union Pacific Corp., Notes,
                7.375% due 5/15/2001                                 BBB-/Baa3          1,008,939

  WIRE & CABLE PRODUCTS -- 1.3%
       500,000  Ametek Inc., Senior Notes,
                7.200% due 7/15/2008(2)                                BBB/Ba1            457,383

  TOTAL CORPORATE BONDS
                (Cost -- $27,916,088)                                                 $27,275,562

  REPURCHASE AGREEMENT -- 5.7%

  $  2,053,000  State Street Bank & Trust Co., 5.120% due
                11/1/1999; Proceeds at maturity -- $2,053,876;
                (Fully collateralized by U.S. Treasury Bonds,
                8.000% due 11/15/2021;Market value --
                $2,100,000) (Cost -- $2,053,000)                                      $ 2,053,000

  TOTAL INVESTMENTS -- 100.0%

                (Cost -- $36,708,547)(3)                                              $35,987,915

1. Credit ratings are provided by Standard & Poor's Rating Group and Moody's Investors Service, Inc.

2. Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. Rule 144a securities amounted to $6,184,446 in market value or 17.2% of net assets.

3.    Aggregate cost for Federal income tax purposes is 36,864,188.


See Notes to Financial Statements.


ING MONEY MARKET FUND

      Shares/
     Principal                                                                           Market
       Amount                                                       Ratings(1)           Value
       ------                                                       ----------           -----
  U.S. GOVERNMENT AGENCIES -- 2.9%
                Fannie Mae:
    $1,000,000  5.50% 4/20/2000(2)                                      NR/Aaa        $   999,864
     1,000,000  Series B, 5.37% due 11/9/99(3)                          NR/Aaa            999,615
                                                                                      -----------
                                                                                        1,999,479
     1,000,000  Federal Home Loan Bank,
                5.16% to 5.23%
                due 3/3/2000 to 5/26/2000(2)                            NR/Aaa            999,898
     3,746,000  Federal Mortgage Corp.,
                5.39% due 12/17/1999(2)                                  NR/NR          3,720,918

  TOTAL U.S. GOVERNMENT AGENCIES
                (Cost -- $6,720,295)                                                  $  6,720,29

  COMMERCIAL PAPER -- 73.3%

  AGRICULTURAL OPERATIONS -- 0.2%
       500,000  Cargill Inc.,
                5.64% due 1/20/2000(2)                                 A-1/P-1            494,000

  AUTO - CARS/LIGHT TRUCKS -- 3.0%
     7,000,000  DaimlerChrysler NA Holdings,
                5.43% to 6.12%
                due 11/29/1999-2/9/2000(2)                             A-1/P-1          6,914,792

  BEVERAGES - NON-ALCOHOLIC -- 0.9%
     2,000,000  Coca-Cola Co.,
                5.43% due 11/3/1999(2)(4)                             A-1+/P-1          1,999,409

  BREWERY -- 0.2%
       500,000  Anheuser Busch Cos.,
                5.3075% due 11/16/1999(3)(4)                           A-1/P-1            499,722

  COMMERCIAL BANKS -- 2.1%
     2,000,000  Abbey National North America,
                5.49% due 12/3/1999(2)                                A-1+/P-1          1,990,489
     3,000,000  Bank One Corp.,
                5.88% due 2/8/2000(2)                                  A-1/P-1          2,953,387
                                                                                      -----------
                                                                                        4,943,876
  COSMETICS & TOILETRIES -- 2.1%
     4,900,000  Procter & Gamble Co.,
                5.40% to 5.43% due 11/16/1999(2)                      A-1+/P-1          4,889,176

  DIVERSIFIED FINANCIAL SERVICES -- 14.9%
     4,000,000  Associates Corp. NA,
                5.88% to 5.92%
                due 1/12/2000 to 2/8/2000(2)                           A-1+/P1          3,950,387
     1,000,000  Associates First Capital,
                5.74% due 1/31/2000(2)                                 A-1/P-1            986,097
     5,000,000  Eksportfinans ASA,
                5.40% due 11/29/99(2)                                 A-1+/P-1          4,979,389
    10,000,000  General Electric Capital Corp.,
                5.39% to 6.13%
                due 11/17/1999 to 2/9/2000(2)                         A-1+/P-1          9,923,159
     9,000,000  IBM Credit Corp.,
                5.33% to 5.89% due
                11/12/1999 to 1/26/2000(2)                             A-1/P-1          8,949,830
     6,000,000  Transamerica Finance Corp.,
                5.40% to 6.12%
                due 11/9/1999 to 2/25/2000(2)                          A-1/P-1          5,957,267
                                                                                      -----------
                                                                                       34,746,129
  ELECTRIC - INTEGRATED -- 3.0%
     7,000,000  Southern California Edison Co.,
                5.39% to 5.42%
                due 11/5/1999 to 12/6/1999(2)                          A-1/P-1          6,977,626


40  ING Funds Annual Report / October 31, 1999

      Shares/
     Principal                                                                           Market
       Amount                                                       Ratings(1)           Value
       ------                                                       ----------           -----
  FINANCE - AUTO LOANS -- 3.4%
    $3,000,000  Ford Motor Credit Co.,
                5.40% due 11/8/1999(2)                                 A-1/P-1       $  2,996,908
     5,000,000  Toyota Motor Credit Corp.,
                5.37% to 5.43%
                due 11/15/1999 to 11/22/1999(2)                       A-1+/P-1          4,986,614
                                                                                     ------------
                                                                                        7,983,522
  FINANCE - CONSUMER LOANS -- 5.9%
     7,000,000  American General Finance,
                5.36% to 5.93%
                due 11/19/1999 to 2/1/2000(2)                          A-1/P-1         $6,961,624
     6,800,000  Household Finance Corp.,
                5.37% to 5.94%
                due 11/15/1999 to 1/26/2000(2)                         A-1/P-1          6,775,451
                                                                                     ------------
                                                                                       13,737,075
  FINANCE - CREDIT CARD -- 4.0%
     9,440,000  American Express Credit,
                5.00% to 5.43%
                due 11/9/1999 to 11/22/99(2)                           A-1/P-1          9,422,274

  FINANCE - INVESTMENT BANKER/BROKER -- 5.4%
     6,500,000  Goldman Sachs Group Inc.,
                5.59% to 6.17%
                due 1/19/2000 to 2/11/2000(2)                         A-1+/P-1          6,398,842
     3,300,000  Merrill Lynch & Co.,
                5.20% to 5.36%
                due 11/18/1999 to 2/2/2000(2)                         A-1+/P-1          3,288,705
     3,250,000  Morgan Stanley Dean Witter,
                5.18% to 6.11%
                due 1/18/2000(2)                                       A-1/P-1          3,208,850
     3,000,000  Salomon Smith Barney
                Holding Co.,
                5.98% due 2/4/2000(2)                                  A-1/P-1          2,954,321
                                                                                     ------------
                                                                                       15,850,718
  FINANCE - OTHER SERVICES -- 1.3%
     3,000,000  Caterpillar Financial Service Corp.,
                5.89% due 1/27/2000(2)                                 A-1/P-1          2,958,892

  FOOD - FLOUR & GRAIN -- 1.1%
     2,500,000  Archer Daniels Midland,
                5.45% to 5.59%
                due 12/14/1999 to 1/18/2000(2)                         A-1+/P1         2,481,532

  FOOD - MISCELLANEOUS/DIVERSIFIED -- 0.1%
       200,000  General Mills Inc.,
                5.29% due 2/16/2000(2)                                 A-1/P-1            197,016

  MACHINERY - FARM -- 2.1%
     5,000,000  Deere & Co.,
                5.41% due 11/30/1999(2)                                A-1/P-1          4,978,693

  MEDICAL - DRUGS -- 2.8%
                American Home Products:
     4,000,000  5.4825% due 11/22/1999(3)(4)                           A-1/P-1          3,999,813
                2,495,000  5.61% to 6.09%
                due 1/26/2000 to 2/14/2000(2)(4)                       A-1/P-1          2,455,377
                                                                                     ------------
                                                                                        6,455,190
  MONEY CENTER BANKS -- 2.9%
     7,000,000  Credit Suisse First Boston Inc.,
                5.99% to 6.03%
                due 2/10/2000 to 2/16/2000(2)(4)                      A-1+/P-1          6,882,061

  MULTIMEDIA -- 0.5%
     1,100,000  Walt Disney Co.,
                4.98% to 4.99% due 11/9/1999(2)                        A-1/P-1          1,098,830

  OFFICE AUTOMATION & EQUIPMENT -- 1.7%
    $4,000,000  Xerox Corp.,
                5.32% due 11/3/1999(2)                                 A-1/P-1       $  3,998,836

  PHOTO EQUIPMENT & SUPPLIES -- 3.0%
     7,000,000  Eastman Kodak Co.,
                5.87% to 5.96%
                due 1/21/2000 to 1/27/2000(2)                          A-1/P-1          6,906,250

  SPECIAL PURPOSE ENTITY -- 1.3%
     3,000,000  Cargill Global Fund PLC,
                5.89% due 1/19/2000(2)(4)                              A-1/P-1          2,962,607

  TELECOMMUNICATION EQUIPMENT -- 0.1%
       200,000  Lucent Technologies,
                5.31% due 2/9/2000(2)                                  A-1/P-1            197,200

  TELECOMMUNICATION SERVICES -- 2.5%
     5,900,000  BellSouth Telecommunications Inc.,
                5.40% to 5.85%
                due 11/2/1999 to 2/9/2000(2)                          A-1+/P-1          5,868,204

  TELEPHONE - LONG DISTANCE -- 2.3%
     5,379,000  AT&T Corp., 5.37% to 5.39%
                due 11/4/1999 to 11/8/99(2)                            A-1+/P1          5,375,164

  TOYS -- 1.7%
     4,072,000  Hasbro Inc., 5.48% to 5.96%
                due 11/1/1999 to 2/25/2000(2)                          A-1/P-1          4,052,311

  UTILITY - GAS -- 3.4%
     8,000,000  Consolidated Natural Gas,
                5.39% to 5.40%
                due 11/8/1999 to 11/10/1999(2)                        A-1+/P-1          7,990,272

  TOTAL COMMERCIAL PAPER
                (Cost -- $170,861,377)                                               $170,861,377

  ASSET-BACKED COMMERCIAL PAPER -- 7.5%

                Corporate Asset Funding Co.:
     1,000,000  6.2025% due 1/18/2000                                 A-1+/P-1       $  1,000,000
     8,000,000  5.48% to 5.98%
                due 11/4/1999 to 1/24/2000(2)                         A-1+/P-1          7,933,037
     8,639,000  Delaware Funding Corp.,
                5.45% to 6.29%
                due 11/10/1999 to 1/25/2000(2)(4)                     A-1+/P-1          8,565,683
                                                                                     ------------
  TOTAL ASSET-BACKED COMMERCIAL PAPER
                (Cost -- $17,498,720)                                                $ 17,498,720


  SHORT-TERM AND MEDIUM-TERM NOTES -- 12.2%

  ASSET-BACKED SECURITIES -- 2.8%
     4,000,000  ANRC Auto Owner Trust,
                Series 1999-A Class A1,
                6.16625% due 10/16/2000                               A-1+/P-1       $  4,000,000
     2,000,000  Carmax Auto Owner Trust,
                Series 1999-1 Class A1,
                6.2025% due 11/15/2000                                  NR/P-1          2,000,000
       160,159  Caterpillar Financial Asset Trust,
                Series 1999-A, Class A1,
                5.365% due 7/25/2000                                  A-1+/P-1            160,159
       460,228  Toyota Auto Receivables Owner
                Trust, 5.365% due 7/17/2000                            AAA/Aaa            460,145
                                                                                     ------------
                                                                                        6,620,304


                                 ING Funds Annual Report / October 31, 1999   41

OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS
ING MONEY MARKET FUND (continued)


      Shares/
     Principal                                                                           Market
       Amount                                                       Ratings(1)           Value
       ------                                                       ----------           -----
  COMMERCIAL BANKS -- 2.1%
    $2,000,000  Bank One Corp.,
                6.700% due 3/24/2000                                    A+/Aa3       $  2,005,592
     3,000,000  Bank One NA Illinois,
                Series 1999-A,
                6.1575% due 1/20/2000(3)                               AA-/Aa2          2,997,389
                                                                                     ------------
                                                                                        5,002,981
  DIVERSIFIED FINANCIAL SERVICES -- 0.4%
       500,000  Chrysler Financial Co. LLC,
                5.850% due 5/15/2000                                     A+/A1            501,917
       500,000  IBM Credit Corp.,
                5.898% due 8/7/2000                                      A+/A1            499,845
                                                                                     ------------
                                                                                        1,001,762
  FINANCE - AUTO LOANS -- 1.7%
                Ford Motor Credit Co.:
     1,000,000  5.435% due 11/18/1999(3)                                  A/A1            999,356
     2,000,000  8.375% due 1/15/2000                                      A/A1          2,008,662
     1,000,000  6.840% due 6/5/2000                                       A/A1          1,004,498
                                                                                     ------------
                                                                                        4,012,516
  FINANCE - INVESTMENT BANKER/BROKER -- 1.1%
     1,000,000  Goldman Sachs Group,
                5.400% due 3/28/2000                                     A+/A1            997,672
       500,000  Merrill Lynch & Co.,
                Series B, 5.8525%
                due 11/16/1999(3)                                      AA-/Aa3            500,645
     1,000,000  Morgan Stanley Dean Witter,
                6.250% due 3/15/2000                                    A+/Aa3          1,001,070
                                                                                     ------------
                                                                                        2,499,387
  FINANCE - OTHER SERVICES -- 0.8%
                Caterpillar Financial Services Corp.:
       500,000  5.780% due 3/1/2000                                      A+/A2            500,014
       800,000  6.750% due 6/1/2000                                      A+/A2            803,191
       500,000  Xerox Credit Corp.,
                5.113% due 3/21/2000                                      A/A2            499,931
                                                                                     ------------
                                                                                        1,803,136
  MEDICAL - DRUGS -- 0.4%
       850,000  American Home Products,
                7.700% due 2/15/2000                                      A/A2            854,691

  OFFICE AUTOMATION & EQUIPMENT -- 0.1%
       200,000  Xerox Corp.,
                5.635% due 7/14/2000                                      A/A2            199,913

  SUPER REGIONAL BANKS -- 2.2%
     5,000,000  Norwest Corp.,
                6.000% due 3/15/2000                                    A+/Aa3          5,001,248

  TELEPHONE     - LONG DISTANCE -- 0.6% AT&T Corp.:
       500,000  6.1362% due 1/13/2000(3)(4)                              NR/NR            499,861
     1,000,000  Euro Dollar,
                8.250% due 1/11/2000                                    AA-/A1          1,003,993
                                                                                     ------------
                                                                                        1,503,854
  TOTAL SHORT-TERM AND MEDIUM-TERM NOTES
                (Cost -- $28,499,792)                                                $ 28,499,792

  REPURCHASE AGREEMENT -- 4.1%
    $9,659,000 State Street Bank & Trust Co., 5.120% due
               11/1/99; Proceeds at maturity -- $9,663,121;
               (Fully collateralized by U.S. Treasury Bonds,
               11.250%   due 2/15/2015; Market value --
               $9,857,375) (Cost -- $9,659,000)                                      $  9,659,000

  TOTAL INVESTMENTS -- 100.0%

                (Cost -- $233,239,184)(5)                                            $233,239,184

1. Credit ratings are provided by Standard & Poor's Rating Group and Moody's Investors Service, Inc.

2. Rate shown is yield to maturity on date of purchase in effect at October 31, 1999.

3. Floating rate note, date shown is the next interest reset date. Interest rate shown is the current rate.

4. 4-2 commercial paper or 144a issue, security may be sold to institutional investors only. These securities amounted to $27,864,533 or 12.0% of net assets.

5.    Aggregate cost for Federal income tax purpose is substantially the same.

See Notes to Financial Statements.


42 ING Funds Annual Report / October 31, 1999

BOND RATINGS (UNAUDITED)

All ratings are by Standard & Poor's Rating Group (Standard & Poor's) and Moody's Investors Service, Inc. (Moody's). The definitions of the applicable rating symbol are set forth below:

Standard & Poor's applies indicators "+" and " - " to its rating categories. The indicators show relative standing within the major rating categories.

AAA      - Highest grade debts in which capacity to pay interest and repay principal is extremely strong.

AA       - High-grade debts having a very strong capacity to pay interest and repay principal.

A        - Upper medium grade debts that have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

BBB      - Debts having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

BB,B,    - Debts rated in these categories are predominantly speculative with
CCC, CC respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

Moody's applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

AAA      - Debts judged to be the best quality and carry the smallest degree of investment risk.

Aa       - Debts judged to be of high quality by all standards.

A        - Debts possess many favorable investment attributes and are to be considered as "upper medium grade obligations."

Baa      - Debts are considered to be medium grade obligations, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba       - Debts rated in this category are judged to have speculative elements, their future cannot be considered as well assured.

B        - Debts rated in this category generally lack characteristics of the desirable investment.

Caa      - Debts in this category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


SHORT-TERM RATINGS

A-1      - Standard & Poor's highest rating for demand obligations and commercial paper. It indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

A-2      - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

P-1      - Moody's highest commercial paper rating. Issuers rated Prime-1
           ("P-1") have a superior ability for repayment of senior short-term promissory obligations.

P-2      - Issuers rated Prime-2 ("P-2") have a strong ability for repayment of senior short-term promissory obligations.

NR       - Indicates that the bond is not rated by Standard & Poor's or Moody's.


                                   ING Funds Annual Report / October 31, 1999 43

FOR THE PERIOD ENDED OCTOBER 31, 1999


FINANCIAL HIGHLIGHTS
ING Internet Fund


                                                                            Class A      Class B      Class C      Class X
  For a share of beneficial interest outstanding throughout the period:    Shares(1)    Shares(1)    Shares(1)    Shares(1)
-----------------------------------------------------------------------------------------------------------------------------
  Net asset value per share, beginning of period                          $  10.00      $  10.00      $ 10.00      $  10.00

  From investment operations:
    Net investment loss                                                      (0.03)        (0.03)       (0.03)        (0.04)
    Net realized and unrealized gain(2)                                       2.70          2.66         2.66          2.67
                                                                          --------      --------      -------      --------
    Total from investment operations                                          2.67          2.63         2.63      $   2.63
                                                                          --------      --------      -------      --------
  Distributions paid from investment income                                     --            --           --            --
                                                                          --------      --------      -------      --------
  Net asset value per share, end of period                                $  12.67      $  12.63      $ 12.63      $  12.63

  NET ASSETS, END OF PERIOD (in thousands)                                $ 35,798      $ 14,869      $ 5,290      $  1,060

  Total investment return at net asset value(3,4)                            26.70%        26.30%       26.30%        26.30%
  Ratios to average net assets:(5)
    Net expenses                                                              1.54%         2.17%        2.18%         2.17%
    Gross expenses                                                            3.35%         3.75%        3.79%         3.65%
    Net investment loss                                                      -1.15%        -1.88%       -1.88%        -1.85%
  Portfolio turnover rate(4)                                                 22.08%        22.08%       22.08%        22.08%
-----------------------------------------------------------------------------------------------------------------------------

1.  Class A, B, C and X shares commenced operations on July 1, 1999.

2.  Includes gains and losses on foreign currency transactions.

3. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 28.83%. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

4.  Not annualized.

5.  Annualized.

FINANCIAL HIGHLIGHTS
ING Small Cap Growth Fund

                                                                          Class A       Class B       Class C       Class X
  For a share of beneficial interest outstanding throughout the period:   Shares(1)     Shares(1)     Shares(1)     Shares(2)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value per share, beginning of period                           $ 10.00        $10.00        $10.00       $11.24

  From investment operations:
    Net investment loss                                                      (0.08)        (0.08)        (0.08)       (0.09)
    Net realized and unrealized gain                                          1.40          1.34          1.34         0.12
                                                                            ------        ------        ------       ------
    Total from investment operations                                          1.32          1.26          1.26         0.03
                                                                            ------        ------        ------       ------
  Distributions paid from investment income                                     --            --            --           --
                                                                            ------        ------        ------       ------
  Net asset value per share, end of period                                 $ 11.32        $11.26        $11.26       $11.27

  NET ASSETS, END OF PERIOD (in thousands)                                 $29,860        $  761        $  423       $  572

  Total investment return at net asset value(3,4)                            13.20%        12.60%        12.60%        0.27%
  Ratios to average net assets:(5)
    Net expenses                                                              1.34%         1.99%         1.99%        1.99%
    Gross expenses                                                            2.67%         2.97%         3.01%        2.97%
    Net investment loss                                                      -0.89%        -1.64%        -1.66%       -1.64%
  Portfolio turnover rate(4)                                                139.12%       139.12%       139.12%      139.12%
------------------------------------------------------------------------------------------------------------------------------------

1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class X shares commenced offering on January 11, 1999.

3. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 2.27%. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

4.  Not annualized.

5.  Annualized.


44  ING Funds Annual Report / October 31, 1999

FOR THE PERIOD ENDED OCTOBER 31, 1999



FINANCIAL HIGHLIGHTS
ING Focus Fund

                                                                          Class A       Class B       Class C      Class X
  For a share of beneficial interest outstanding throughout the period:   Shares(1)     Shares(1)     Shares(1)    Shares(2)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value per share, beginning of period                           $ 10.00        $10.00        $10.00       $10.85

  From investment operations:
    Net investment loss                                                      (0.02)        (0.03)        (0.03)       (0.05)
    Net realized and unrealized gain                                          2.56          2.51          2.50         1.66
                                                                           -------        ------        ------       ------
    Total from investment operations                                          2.54          2.48          2.47         1.61
                                                                           -------        ------        ------       ------
  Distributions paid from investment income                                     --            --            --           --
                                                                           -------        ------        ------       ------
  Net asset value per share, end of period                                 $ 12.54        $12.48        $12.47       $12.46

  NET ASSETS, END OF PERIOD (in thousands)                                 $35,783        $2,984        $  976       $1,116

  Total investment return at net asset value(3,4)                            25.40%        24.80%        24.70%       14.84%
  Ratios to average net assets:(5)
    Net expenses                                                              1.34%         1.99%         1.99%        2.00%
    Gross expenses                                                            2.60%         2.92%         2.92%        2.89%
    Net investment loss                                                      -0.25%        -0.88%        -0.87%       -0.92%
  Portfolio turnover rate(4)                                                 95.71%        95.71%        95.71%       95.71%
------------------------------------------------------------------------------------------------------------------------------------


1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class X shares commenced offering on January 12, 1999.

3. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 17.14%. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

4.  Not annualized.

5.  Annualized.



FINANCIAL HIGHLIGHTS
ING Mid Cap Growth Fund


                                                                           Class A     Class B      Class C     Class I     Class X
  For a share of beneficial interest outstanding throughout the period:   Shares(1)   Shares(1)    Shares(1)   Shares(2)   Shares(3)
-----------------------------------------------------------------------------------------------------------------------------------

  Net asset value per share, beginning of period                         $ 10.00      $10.00       $10.00       $10.27      $10.53

  From investment operations:
    Net investment loss                                                    (0.03)      (0.05)       (0.06)       (0.01)      (0.07)
    Net realized and unrealized gain (loss)                                 0.42        0.38         0.39         0.14       (0.13)
                                                                         -------      ------       ------       ------      ------
    Total from investment operations                                        0.39        0.33         0.33         0.13       (0.20)
                                                                         -------      ------       ------       ------      ------
  Distributions paid from investment income                                   --          --           --           --          --
                                                                         -------      ------       ------       ------      ------
  Net asset value per share, end of period                               $ 10.39      $10.33       $10.33       $10.40      $10.33

  NET ASSETS, END OF PERIOD (in thousands)                               $28,042      $  653       $  391       $  416      $  333

  Total investment return at net asset value(4,5)                           3.90%       3.30%        3.30%        1.27%      -1.90%
  Ratios to average net assets:(6)
    Net expenses                                                            1.35%       1.99%        1.99%        0.80%       1.99%
    Gross expenses                                                          2.68%       2.82%        2.82%        1.56%       2.82%
    Net investment loss                                                    -0.35%      -1.42%       -1.45%       -0.24%      -1.38%
  Portfolio turnover rate(5)                                               41.27%      41.27%       41.27%       41.27%      41.27%
-----------------------------------------------------------------------------------------------------------------------------------


1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class I shares commenced offering on July 29,1999.

3.  Class X shares commenced offering on January 19, 1999.

4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 0.06%. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

5.  Not annualized.

6.  Annualized.

                                 ING Funds Annual Report / October 31, 1999   45

FOR THE PERIOD ENDED OCTOBER 31, 1999



FINANCIAL HIGHLIGHTS
ING Large Cap Growth Fund
46

                                                                          Class A     Class B     Class C    Class I      Class X
  For a share of beneficial interest outstanding throughout the period:  Shares(1)   Shares(1)   Shares(1)  Shares(2)    Shares(3)
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value per share, beginning of period                        $  10.00      $10.00      $10.00      $11.12       $10.82

  From investment operations:
    Net investment loss                                                    (0.04)      (0.04)      (0.03)       0.00(7)     (0.06)
    Net realized and unrealized gain                                        1.84        1.79        1.77        0.69         0.97
                                                                        --------      ------      ------      ------       ------
    Total from investment operations                                        1.80        1.75        1.74        0.69         0.91
                                                                        --------      ------      ------      ------       ------
  Distributions paid from investment income                                   --          --          --          --           --
                                                                        --------      ------      ------      ------       ------
  Net asset value per share, end of period                              $  11.80      $11.75      $11.74      $11.81       $11.73

  NET ASSETS, END OF PERIOD (in thousands)                               $37,517      $3,900     $10,692      $   51       $5,105

  Total investment return at net asset value(4,5)                          18.00%      17.50%      17.40%       6.21%        8.41%
  Ratios to average net assets:(6)
    Net expenses                                                            1.28%       1.93%       1.93%       0.77%        1.93%
    Gross expenses                                                          2.39%       2.69%       2.67%       1.49%        2.68%
    Net investment loss                                                    -0.41%      -1.14%      -1.13%      -0.08%       -1.13%
  Portfolio turnover rate(5)                                               61.71%      61.71%      61.71%      61.71%       61.71%
----------------------------------------------------------------------------------------------------------------------------------



1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class I shares commenced offering on September 27, 1999.

3.  Class X shares commenced offering on January 11, 1999.

4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 10.58%. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

5.  Not annualized.

6.  Annualized.

7.  Amount represents less than $0.01.

FINANCIAL HIGHLIGHTS
ING Tax Efficient Equity Fund


                                                                           Class A       Class B       Class C      Class X
  For a share of beneficial interest outstanding throughout the period:   Shares(1)     Shares(1)     Shares(1)    Shares(2)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value per share, beginning of period                           $ 10.00        $10.00        $10.00       $11.08

  From investment operations:
    Net investment income (loss)                                              0.04         (0.01)         0.00(6)     (0.01)
    Net realized and unrealized gain                                          1.95          1.97          1.92         0.86
                                                                           -------        ------        ------       ------
    Total from investment operations                                          1.99          1.96          1.92         0.85
                                                                           -------        ------        ------       ------
  Distributions paid from investment income                                     --            --            --           --
                                                                           -------        ------        ------       ------
  Net asset value per share, end of period                                 $ 11.99        $11.96        $11.92       $11.93

  NET ASSETS, END OF PERIOD (in thousands)                                 $45,714        $7,059        $1,222       $3,089

  Total investment return at net asset value(3,4)                            19.90%        19.60%        19.20%        7.67%
  Ratios to average net assets:(5)
    Net expenses                                                              1.28%         1.95%         1.97%        1.94%
    Gross expenses                                                            2.40%         2.66%         2.64%        2.67%
    Net investment income (loss)                                              0.49%        -0.14%        -0.14%       -0.14%
  Portfolio turnover rate(4)                                                  8.51%         8.51%         8.51%        8.51%
------------------------------------------------------------------------------------------------------------------------------------


1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class X shares commenced offering on January 11, 1999.

3. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 9.82%. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

4.  Not annualized.

5.  Annualized.

6.  Amount represents less than $0.01.


46  ING Funds Annual Report / October 31, 1999

FOR THE PERIOD ENDED OCTOBER 31, 1999



FINANCIAL HIGHLIGHTS
ING Growth & Income Fund


                                                                           Class A       Class B       Class C      Class X
  For a share of beneficial interest outstanding throughout the period:   Shares(1)     Shares(1)     Shares(1)    Shares(2)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value per share, beginning of period                           $ 10.00        $10.00        $10.00       $10.67

  From investment operations:
    Net investment income (loss)                                              0.01         (0.03)        (0.02)       (0.03)
    Net realized and unrealized gain                                          1.42          1.41          1.40         0.72
                                                                           -------        ------        ------       ------
    Total from investment operations                                          1.43          1.38          1.38         0.69
                                                                           -------        ------        ------       ------
  Distributions paid from investment income                                  (0.01)        (0.02)        (0.00)(6)    (0.01)
                                                                           -------        ------        ------       ------
  Net asset value per share, end of period                                 $ 11.42        $11.36        $11.38       $11.35

  NET ASSETS, END OF PERIOD (in thousands)                                 $34,964        $1,132        $  855       $1,470

  Total investment return at net asset value(3,4)                            14.34%        13.79%        13.81%        6.51%
  Ratios to average net assets:(5)
    Net expenses                                                              1.28%         1.93%         1.93%        1.93%
    Gross expenses                                                            2.37%         2.67%         2.68%        2.66%
    Net investment income (loss)                                              0.14%        -0.61%        -0.61%       -0.59%
  Portfolio turnover rate(4)                                                 32.44%        32.44%        32.44%       32.44%
------------------------------------------------------------------------------------------------------------------------------------


1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class X shares commenced offering on January 12, 1999.

3. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 8.64%. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

4.  Not annualized.

5.  Annualized.

6.  Amount represents less than $0.01.


FINANCIAL HIGHLIGHTS
ING International Bond Fund


                                                                         Class A     Class B      Class C     Class I    Class X
  For a share of beneficial interest outstanding throughout the period:  Shares(1)   Shares(1)    Shares(1)  Shares(2)  Shares(3)
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value per share, beginning of period                         $ 10.00      $10.00       $10.00      $ 8.97     $ 9.87

  From investment operations:
    Net investment income(4)                                                0.20        0.18         0.17        0.09       0.16
    Net realized and unrealized loss(5)                                    (1.21)      (1.25)       (1.23)      (0.21)     (1.11)
                                                                         -------        ----       ------      ------     ------
    Total from investment operations                                       (1.01)      (1.07)       (1.06)      (0.12)     (0.95)
                                                                         -------        ----       ------      ------     ------
  Distributions paid from return of capital                                (0.21)      (0.15)       (0.15)      (0.09)     (0.14)
                                                                         -------        ----       ------      ------     ------
  Net asset value per share, end of period                               $  8.78      $ 8.78       $ 8.79      $ 8.76      $8.78

  NET ASSETS, END OF PERIOD (in thousands)                               $23,630        $520       $   14      $    5     $  736

  Total investment return at net asset value(6,7)                         -10.16%     -10.71%      -10.60%      -1.35%     -9.64%
  Ratios to average net assets:(8)
    Net expenses                                                            1.48%       2.12%        2.13%       1.03%      2.12%
    Gross expenses                                                          2.78%       3.01%        3.02%       1.81%      3.01%
    Net investment income                                                   2.51%       2.26%        2.20%       3.84%      2.26%
  Portfolio turnover rate(7)                                              140.92%     140.92%      140.92%     140.92%    140.92%
---------------------------------------------------------------------------------------------------------------------------------


1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class I shares commenced offering on July 29,1999.

3.  Class X shares commenced offering on January 11, 1999.

4. Per share net investment income is based on average number of shares outstanding during the period.

5.  Includes gains and losses on foreign currency transactions.

6. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been (7.83)%. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

7.  Not annualized.

8.  Annualized.


                                 ING Funds Annual Report / October 31, 1999   47

FOR THE PERIOD ENDED OCTOBER 31, 1999



FINANCIAL HIGHLIGHTS
ING Global Information Technology Fund


                                                                            Class A       Class B       Class C      Class X
  For a share of beneficial interest outstanding throughout the period:    Shares(1)     Shares(1)     Shares(1)    Shares(2)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value per share, beginning of period                           $ 10.00        $10.00        $10.00       $12.42

  From investment operations:
    Net investment loss                                                      (0.13)        (0.08)        (0.05)       (0.13)
    Net realized and unrealized gain(3)                                       7.51          7.36          7.33         5.00
                                                                           -------        ------        ------       ------
    Total from investment operations                                          7.38          7.28          7.28         4.87
                                                                           -------        ------        ------       ------
  Distributions paid from investment income                                    --            --            --           --
                                                                           -------        ------        ------       ------
  Net asset value per share, end of period                                 $ 17.38        $17.28        $17.28       $17.29

  NET ASSETS, END OF PERIOD (in thousands)                                 $54,798        $5,964        $2,102       $2,545

  Total investment return at net asset value(4,5)                            73.80%        72.80%        72.80%       39.21%
  Ratios to average net assets:(6)
    Net expenses                                                              1.57%         2.25%         2.24%        2.25%
    Gross expenses                                                            2.95%         3.22%         3.20%        3.22%
    Net investment loss                                                      -1.29%        -2.04%        -2.05%       -2.02%
  Portfolio turnover rate(5)                                                 56.88%        56.88%        56.88%       56.88%
------------------------------------------------------------------------------------------------------------------------------------


1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class X shares commenced offering on January 11, 1999.

3.  Includes gains and losses on foreign currency transactions.

4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 42.00%. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

5.  Not annualized.

6.  Annualized.

FINANCIAL HIGHLIGHTS
ING European Equity Fund

                                                                          Class A       Class B       Class C      Class X
  For a share of beneficial interest outstanding throughout the period:   Shares(1)     Shares(1)     Shares(1)    Shares(2)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value per share, beginning of period                           $ 10.00        $10.00        $10.00       $10.53

  From investment operations:
    Net investment income (loss)                                              0.04          0.00(7)      (0.01)        0.01
    Net realized and unrealized gain(3)                                       0.91          0.89          0.90         0.35
                                                                           -------        ------        ------       ------
    Total from investment operations                                          0.95          0.89          0.89         0.36
                                                                           -------        ------        ------       ------
  Distributions paid from investment income                                    --            --            --           --
                                                                           -------        ------        ------       ------
  Net asset value per share, end of period                                 $ 10.95        $10.89        $10.89       $10.89

  NET ASSETS, END OF PERIOD (in thousands)                                 $28,746         $ 849        $   62       $  707

  Total investment return at net asset value(4,5)                             9.50%         8.90%         8.90%        3.42%
  Ratios to average net assets:(6)
    Net expenses                                                              1.61%         2.27%         2.26%        2.26%
    Gross expenses                                                            3.06%         3.35%         3.34%        3.35%
    Net investment income (loss)                                              0.48%        -0.08%        -0.15%        0.11%
  Portfolio turnover rate(5)                                                 62.91%        62.91%        62.91%       62.91%
------------------------------------------------------------------------------------------------------------------------------------


1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class X shares commenced offering on January 15, 1999.

3.  Includes gains and losses on foreign currency transactions.

4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 5.49%. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

5.  Not annualized.

6.  Annualized.

7.  Amount represents less than $0.01.

48  ING Funds Annual Report / October 31, 1999

FOR THE PERIOD ENDED OCTOBER 31, 1999


FINANCIAL HIGHLIGHTS
ING International Equity Fund

                                                                          Class A     Class B      Class C     Class I     Class X
  For a share of beneficial interest outstanding throughout the period:  Shares(1)   Shares(1)    Shares(1)   Shares(2)   Shares(3)
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value per share, beginning of period                         $ 10.00      $10.00       $10.00       $11.29      $10.24

  From investment operations:
    Net investment income (loss)                                            0.04       (0.01)       (0.01)        0.00(8)    (0.01)
    Net realized and unrealized gain(4)                                     1.78        1.77         1.77         0.53        1.53
                                                                         -------      ------       ------       ------      ------
    Total from investment operations                                        1.82        1.76         1.76         0.53        1.52
                                                                         -------      ------       ------       ------      ------
  Distributions paid from investment income                                   --          --           --           --          --
                                                                         -------      ------       ------       ------      ------
  Net asset value per share, end of period                               $ 11.82      $11.76       $11.76       $11.82      $11.76

  NET ASSETS, END OF PERIOD (in thousands)                               $32,106      $  680       $  417       $   89      $  347

  Total investment return at net asset value(5,6)                          18.20%      17.60%       17.60%        4.69%      14.84%
  Ratios to average net assets:(7)
    Net expenses                                                            1.59%       2.23%        2.20%        1.04%       2.23%
    Gross expenses                                                          3.04%       3.30%        3.39%        2.63%       3.32%
    Net investment income (loss)                                            0.44%      -0.32%       -0.59%       -0.03%      -0.24%
  Portfolio turnover rate(6)                                              105.44%     105.44%      105.44%      105.44%     105.44%
-----------------------------------------------------------------------------------------------------------------------------------


1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class I shares commenced offering on September 27, 1999.

3.  Class X shares commenced offering on February 16, 1999.

4.  Includes gains and losses on foreign currency transactions.

5. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 17.14%. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

6.  Not annualized.

7.  Annualized.

8.  Amount represents less than $0.01.


FINANCIAL HIGHLIGHTS
ING Global Brand Names Fund


                                                                         Class A     Class B      Class C      Class I      Class X
  For a share of beneficial interest outstanding throughout the period:  Shares(1)   Shares(1)    Shares(1)   Shares(2)    Shares(3)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value per share, beginning of period                         $ 10.00      $10.00       $10.00       $11.34       $10.76

  From investment operations:
    Net investment loss                                                    (0.02)      (0.04)       (0.06)        0.00(8)     (0.05)
    Net realized and unrealized gain(4)                                     1.59        1.54         1.57         0.24         0.81
                                                                         -------      ------       ------       ------       ------
    Total from investment operations                                        1.57        1.50         1.51         0.24         0.76
                                                                         -------      ------       ------       ------       ------
  Distributions paid from investment income                                  --          --           --           --           --
                                                                         -------      ------       ------       ------       ------
  Net asset value per share, end of period                               $ 11.57      $11.50       $11.51       $11.58       $11.52

  NET ASSETS, END OF PERIOD (in thousands)                               $35,376      $2,841       $7,548       $  461       $2,316

  Total investment return at net asset value(5,6)                          15.70%      15.00%       15.10%        2.12%        7.06%
  Ratios to average net assets:(7)
    Net expenses                                                            1.48%       2.14%        2.13%        0.96%        2.14%
    Gross expenses                                                          2.68%       2.93%        2.93%        1.68%        2.93%
    Net investment loss                                                    -0.18%      -0.97%       -0.78%       -0.12%       -0.87%
  Portfolio turnover rate(6)                                               11.09%      11.09%       11.09%       11.09%       11.09%
------------------------------------------------------------------------------------------------------------------------------------


1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class I shares commenced offering on July 29,1999.

3.  Class X shares commenced offering on January 14, 1999.

4.  Includes gains and losses on foreign currency transactions.

5. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 9.20%. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

6.  Not annualized.

7.  Annualized.

8.  Amount represents less than $0.01.


                                 ING Funds Annual Report / October 31, 1999   49

FOR THE PERIOD ENDED OCTOBER 31, 1999


FINANCIAL HIGHLIGHTS
ING High Yield Bond Fund


                                                                           Class A       Class B       Class C      Class X
  For a share of beneficial interest outstanding throughout the period:   Shares(1)     Shares(1)     Shares(1)    Shares(2)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value per share, beginning of period                           $ 10.00        $10.00        $10.00       $10.02

  From investment operations:
    Net investment income(3)                                                  0.67          0.60          0.62         0.58
    Net realized and unrealized loss                                         (0.04)        (0.05)        (0.06)       (0.09)
                                                                           -------        ------        ------       ------
    Total from investment operations                                          0.63          0.55          0.56         0.49
                                                                           -------        ------        ------       ------
  Distributions paid from investment income                                  (0.67)        (0.59)        (0.60)       (0.56)
                                                                           -------        ------        ------       ------
  Net asset value per share, end of period                                 $  9.96         $9.96         $9.96       $ 9.95

  NET ASSETS, END OF PERIOD (in thousands)                                 $30,537        $2,374        $  776       $  865

  Total investment return at net asset value(4,5)                             6.37%         5.57%         5.67%        4.99%
  Ratios to average net assets:(6)
    Net expenses                                                              1.00%         1.72%         1.73%        1.74%
    Gross expenses                                                            2.32%         2.64%         2.66%        2.66%
    Net investment income                                                     7.53%         6.90%         7.01%        7.11%
  Portfolio turnover rate(5)                                                756.40%       756.40%       756.40%      756.40%
------------------------------------------------------------------------------------------------------------------------------------


1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class X shares commenced offering on January 11, 1999.

3. Per share net investment income is based on average number of shares outstanding during the period.

4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 7.09%. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

5.  Not annualized.

6.  Annualized.


FINANCIAL HIGHLIGHTS
ING Intermediate Bond Fund


                                                                           Class A       Class B       Class C      Class X
  For a share of beneficial interest outstanding throughout the period:   Shares(1)     Shares(1)     Shares(1)    Shares(2)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value per share, beginning of period                           $ 10.00        $10.00        $10.00       $ 9.87

  From investment operations:
    Net investment income(3)                                                  0.45          0.40          0.42         0.37
    Net realized and unrealized loss                                         (0.60)        (0.61)        (0.63)       (0.48)
                                                                           -------        ------        ------       ------
    Total from investment operations                                         (0.15)        (0.21)        (0.21)       (0.11)
                                                                           -------        ------        ------       ------
  Distributions paid from investment income                                  (0.45)        (0.39)        (0.39)       (0.36)
                                                                           -------        ------        ------       ------
  Net asset value per share, end of period                                 $  9.40        $ 9.40         $9.40       $ 9.40

  NET ASSETS, END OF PERIOD (in thousands)                                 $32,013        $1,958        $1,082       $1,006
  Total investment return at net asset value(4,5)                            -1.46%        -2.13%        -2.10%       -1.07%
  Ratios to average net assets:(6)
    Net expenses                                                              0.96%         1.70%         1.71%        1.71%
    Gross expenses                                                            2.12%         2.39%         2.44%        2.41%
    Net investment income                                                     5.38%         4.83%         4.94%        4.90%
  Portfolio turnover rate(5)                                                431.50%       431.50%       431.50%      431.50%
------------------------------------------------------------------------------------------------------------------------------------


1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class X shares commenced offering on January 11, 1999.

3. Per share net investment income is based on average number of shares outstanding during the period.

4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 0.91%. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

5.  Not annualized.

6.  Annualized.


50  ING Funds Annual Report / October 31, 1999

FOR THE PERIOD ENDED OCTOBER 31, 1999



FINANCIAL HIGHLIGHTS
ING Money Market Fund

                                                                          Class A     Class B     Class C     Class I      Class X
  For a share of beneficial interest outstanding throughout the period:  Shares(1)   Shares(1)   Shares(1)   Shares(2)    Shares(3)
-------------------------------------------------------------------------------------------------------------------------------

  Net asset value per share, beginning of period                        $   1.00      $ 1.00       $1.00       $ 1.00       $ 1.00

  From investment operations:
    Net investment income(4)                                                0.04        0.03        0.03         0.00(8)       0.03
    Net realized and unrealized gain                                          --          --          --           --            --
                                                                        --------      ------       -----       ------       ------
    Total from investment operations                                        0.04        0.03        0.03          0.00(8)     0.03
                                                                        --------      ------       -----       ------       ------
  Distributions paid from investment income                                (0.04)      (0.03)      (0.03)       (0.00)(8)    (0.03)
                                                                        --------      ------       -----       ------       ------
  Net asset value per share, end of period                              $   1.00      $ 1.00       $1.00       $ 1.00       $ 1.00

  NET ASSETS, END OF PERIOD (in thousands)                              $228,124      $1,173       $ 444       $1,906       $1,512

  Total investment return at net asset value(5,6)                           3.98%       3.31%       3.30%        0.28%        2.94%
  Ratios to average net assets:(7)
    Net expenses                                                            0.73%       1.41%       1.41%        0.31%        1.41%
    Gross expenses                                                          1.67%       1.79%       1.78%        0.59%        1.73%
    Net investment income                                                   4.59%       3.85%       3.89%        5.29%        3.81%
------------------------------------------------------------------------------------------------------------------------------------

1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class I shares commenced offering on October 13, 1999.

3.  Class X shares commenced offering on January 20, 1999.

4. Per share net investment income is based on average number of shares outstanding during the period.

5. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 5.00%. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

6.  Not annualized.

7.  Annualized.

8.  Amount represents less than $0.01.


                                ING Funds Annual Report / October 31, 1999   51

OCTOBER 31, 1999



STATEMENTS OF ASSETS & LIABILITIES



                                                 ING            ING            ING
                                              Internet       Small Cap        Focus
                                                Fund        Growth Fund       Fund
----------------------------------------------------------------------------------------
  ASSETS:
  Investments in securities, at cost         $45,485,257    $25,638,045    $30,104,875

                                             -----------    -----------    -----------
  Investments in securities, at value        $55,234,622    $30,989,978    $35,454,059
  Repurchase agreements, at value              2,659,000      1,475,000      6,188,000
  Cash                                               277            547          1,453
  Foreign currency, at value                          --             --             --
  Receivable for fund shares sold              3,214,647          5,978        219,265
  Receivable for investment securities sold       44,466        752,423        448,164
  Receivable for open foreign currency
    contracts (Note 5)                                --            --             --
  Dividend and interest receivable                 1,134          1,702         27,316
  Prepaid registration expense                       748          4,188          4,236
  Prepaid insurance                                   --            506            506
                                             -----------    -----------    -----------
  Total Assets                                61,154,894     33,230,322     42,342,999

  LIABILITIES:
  Payable for investment securities
    purchased                                  3,704,255      1,551,384      1,403,765
  Payable for fund shares redeemed               328,491             --          4,855
  Shareholder services fee payable (Note 3)        9,679          6,043          8,112
  Management fee payable (Note 3)                 12,099          6,315          8,112
  Distribution fee payable (Note 3)               12,884          3,419          5,718
  Payable for open foreign currency
    contracts (Note 5)                                --             --             --
  Foreign currency payable to bank                    --             --             --
  Dividend payable                                    --             --             --
  Other accrued expenses                          71,022         46,250         53,565
                                             -----------    -----------    -----------
  Total Liabilities                            4,138,430      1,613,411      1,484,127

  NET ASSETS                                 $57,016,464    $31,616,911    $40,858,872

  Composition of Net Assets:
     Par value of shares of beneficial
         interest                            $     4,506    $     2,793    $     3,260
     Capital paid in excess of par value      45,994,722     27,842,461     34,120,031
     Accumulated net investment income
         (loss)                                       --             --             --
     Accumulated net realized gain (loss)      1,267,871     (1,580,276)     1,386,397
     Net unrealized appreciation
         (depreciation)
         of investments and foreign
         currencies                            9,749,365      5,351,933      5,349,184

  NET ASSETS                                 $57,016,464    $31,616,911    $40,858,872

  Class A Shares
     Net Assets                              $35,797,725    $29,860,417    $35,782,905
     Shares Outstanding                        2,825,950      2,636,927      2,853,393
     Net Asset Value Per Share (and
       redemption price)                          $12.67         $11.32         $12.54
     Maximum Public Offering Price                $13.44(1)      $12.01(1)      $13.31(1)
  Class B Shares
     Net Assets                              $14,869,071     $  761,111    $ 2,983,561
     Shares Outstanding                        1,177,100         67,608        239,158
     Net Asset Value Per Share(3)                 $12.63         $11.26         $12.48
  Class C Shares
     Net Assets                              $ 5,289,637     $  423,245     $  976,115
     Shares Outstanding                          418,663         37,593         78,252
     Net Asset Value Per Share(4)                 $12.63         $11.26         $12.47
  Class I Shares
     Net Assets                                       --             --             --
     Shares Outstanding                               --             --             --
     Net Asset Value Per Share (and
       redemption  price)                             --             --             --
  Class X Shares
     Net Assets                              $ 1,060,031     $  572,138    $ 1,116,291
     Shares Outstanding                           83,915         50,777         89,565
     Net Asset Value Per Share(3)                 $12.63         $11.27         $12.46

                                                  ING            ING            ING
                                                Mid Cap       Large Cap    Tax Efficient
                                              Growth Fund    Growth Fund    Equity Fund
                                              -------------------------------------------
  ASSETS:
  Investments in securities, at cost          $25,727,389    $46,575,731     $41,996,976

                                              -----------    -----------     -----------
  Investments in securities, at value         $28,920,102    $53,857,003     $48,408,509
  Repurchase agreements, at value               1,001,000      3,087,000       8,629,000
  Cash                                                483          4,162             616
  Foreign currency, at value                           --             --              --
  Receivable for fund shares sold                   4,440        440,757         107,594
  Receivable for investment securities sold       647,149        186,873              --
  Receivable for open foreign currency
    contracts (Note 5)                                --             --              --
  Dividend and interest receivable                  6,905         19,300          41,386
  Prepaid registration expense                      4,967          4,867           4,300
  Prepaid insurance                                   506            506             506
                                              -----------    -----------     -----------
  Total Assets                                 30,585,552     57,600,468      57,191,911

  LIABILITIES:
  Payable for investment securities
    purchased                                     685,594        237,325              --
  Payable for fund shares redeemed                     --          3,240           8,939
  Shareholder services fee payable (Note 3)         6,043         10,905          11,426
  Management fee payable (Note 3)                   7,859          8,185           9,141
  Distribution fee payable (Note 3)                 3,124         13,109          10,389
  Payable for open foreign currency
    contracts (Note 5)                                 --             --              --
  Foreign currency payable to bank                     --             --              --
  Dividend payable                                     --             --              --
  Other accrued expenses                           46,676         62,290          66,927
                                              -----------    -----------     -----------
  Total Liabilities                               749,296        335,054         106,822

  NET ASSETS                                  $29,836,256    $57,265,414     $57,085,089

  Composition of Net Assets:
     Par value of shares of beneficial
         interest                             $     2,873    $     4,862     $     4,766
     Capital paid in excess of par value       28,717,629     51,376,160      50,494,837
     Accumulated net investment income
         (loss)                                        --             --         181,305
     Accumulated net realized gain (loss)      (2,076,959)    (1,396,880)         (7,352)
     Net unrealized appreciation
         (depreciation)
         of investments and foreign
         currencies                             3,192,713      7,281,272       6,411,533

  NET ASSETS                                  $29,836,256    $57,265,414     $57,085,089

  Class A Shares
     Net Assets                               $28,041,990    $37,517,467     $45,714,406
     Shares Outstanding                         2,699,045      3,179,855       3,813,901
     Net Asset Value Per Share (and
       redemption price)                           $10.39         $11.80          $11.99
     Maximum Public Offering Price                 $11.02(1)      $12.52(1)       $12.72(1)
  Class B Shares
     Net Assets                                $  653,393    $ 3,899,686     $ 7,059,205
     Shares Outstanding                            63,257        331,997         590,216
     Net Asset Value Per Share(3)                  $10.33         $11.75          $11.96
  Class C Shares
     Net Assets                                $  391,477    $10,692,242     $ 1,222,420
     Shares Outstanding                            37,907        910,651         102,569
     Net Asset Value Per Share(4)                  $10.33         $11.74          $11.92
  Class I Shares
     Net Assets                                $  416,495     $   50,926              --
     Shares Outstanding                            40,053          4,312              --
     Net Asset Value Per Share (and
       redemption  price)                          $10.40         $11.81              --
  Class X Shares
     Net Assets                                $  332,901    $ 5,105,093     $ 3,089,058
     Shares Outstanding                            32,236        435,292         259,021
     Net Asset Value Per Share(3)                  $10.33         $11.73          $11.93



1.  Maximum offering price per share is net asset value divided by 94.25%.

2.  Maximum offering price per share is net asset value divided by 95.25%.

3. Redemption price is net asset value per share of Class B and X shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 3).

4. Redemption price is net asset value per share of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase (See Note
    3).

  See Notes to Financial Statements.


52    ING Funds Annual Report / October 31, 1999

                                                                             ING Global
                                                  ING            ING         Information        ING            ING
                                                Growth &     International    Technology      European     International
                                              Income Fund     Bond Fund         Fund         Equity Fund    Equity Fund
                                             ----------------------------------------------------------------------------
  ASSETS:
  Investments in securities, at cost          $34,083,434    $25,951,883    $44,524,656     $28,227,048   $29,429,446
                                              -----------    -----------    -----------     -----------   -----------
  Investments in securities, at value         $37,976,033    $24,067,606    $64,038,853     $29,974,383   $32,648,710
  Repurchase agreements, at value               1,603,000        529,000      2,745,000         453,000     1,449,000
  Cash                                              7,014            820            953             132           490
  Foreign currency, at value                           --         54,047             --              --            --
  Receivable for fund shares sold                 105,935             --      1,251,471          26,515       264,103
  Receivable for investment securities sold       651,414      1,498,478             --         217,981       116,477
  Receivable for open foreign currency
    contracts (Note 5)                                --             --             142             686            --
  Dividend and interest receivable                 26,461        551,497          6,973          56,728        71,941
  Prepaid registration expense                      4,188          5,046          4,252           4,188         4,747
  Prepaid insurance                                   506            506            506             506           506
                                              -----------    -----------    -----------     -----------   -----------
  Total Assets                                 40,374,551     26,707,000     68,048,150      30,734,119    34,555,974

  LIABILITIES:
  Payable for investment securities
    purchased                                   1,878,770      1,719,627      2,496,744         277,011       837,159
  Payable for fund shares redeemed                  4,325          2,000         20,669              --           485
  Shareholder services fee payable (Note 3)         7,678          5,291         12,220           6,309         6,823
  Management fee payable (Note 3)                   5,758          5,291         15,275           7,217         8,543
  Distribution fee payable (Note 3)                 4,776          2,806          9,352           3,369         3,437
  Payable for open foreign currency
    contracts (Note 5)                                 --         20,666             --             573         3,034
  Foreign currency payable to bank                     --             --             --          20,489         2,797
  Dividend payable                                     --            366             --              --            --
  Other accrued expenses                           52,581         44,777         84,315          55,643        53,913
                                              -----------    -----------    -----------     -----------   -----------
  Total Liabilities                             1,953,888      1,800,824      2,638,575         370,611       916,191

  NET ASSETS                                  $38,420,663    $24,906,176    $65,409,575     $30,363,508   $33,639,783

  Composition of Net Assets:
     Par value of shares of beneficial
         interest                             $     3,365    $     2,838    $     3,768     $     2,773   $     2,846
     Capital paid in excess of par value       34,421,539     27,185,503     42,378,299      27,787,177    28,848,588
     Accumulated net investment income
         (loss)                                    15,089        (67,772)          (142)        141,180       152,314
     Accumulated net realized gain (loss)          88,071       (323,411)     3,516,094         685,985     1,417,325
     Net unrealized appreciation
         (depreciation)
         of investments and foreign
         currencies                             3,892,599     (1,890,982)    19,511,556       1,746,393     3,218,710

  NET ASSETS                                  $38,420,663    $24,906,176    $65,409,575     $30,363,508   $33,639,783

  Class A Shares
     Net Assets                               $34,963,696    $23,629,908    $54,798,263     $28,745,799   $32,105,962
     Shares Outstanding                         3,060,829      2,692,508      3,153,493       2,624,643     2,715,555
     Net Asset Value Per Share (and
       redemption price)                           $11.42          $8.78         $17.38          $10.95        $11.82
     Maximum Public Offering Price                 $12.12(1)       $9.22(2)      $18.44(1)       $11.62(1)     $12.54(1)
  Class B Shares
     Net Assets                               $ 1,132,009    $   520,273    $ 5,964,174     $   849,193   $   680,420
     Shares Outstanding                            99,664         59,285        345,054          78,007        57,875
     Net Asset Value Per Share(3)                  $11.36          $8.78         $17.28          $10.89        $11.76
  Class C Shares
     Net Assets                               $   854,598    $    14,244    $ 2,101,754     $    61,810   $   417,495
     Shares Outstanding                            75,127          1,621        121,623           5,677        35,511
     Net Asset Value Per Share(4)                  $11.38          $8.79         $17.28          $10.89        $11.76
  Class I Shares
     Net Assets                                        --    $     5,332             --              --   $    88,672
     Shares Outstanding                                --            609             --              --         7,500
     Net Asset Value Per Share (and
       redemption  price)                              --          $8.76             --              --        $11.82
  Class X Shares
     Net Assets                               $ 1,470,360    $   736,419    $ 2,545,384     $   706,706   $   347,234
     Shares Outstanding                           129,552         83,908        147,243          64,914        29,534
     Net Asset Value Per Share(3)                  $11.35          $8.78         $17.29          $10.89        $11.76





                                               ING           ING           ING        ING Money
                                           Global Brand   High Yield   Intermediate     Market
                                            Names Fund     Bond Fund     Bond Fund       Fund
                                            ------------------------------------------------------
  ASSETS:
  Investments in securities, at cost       $44,312,262   $33,211,803    $34,655,547  $223,580,184

                                           -----------   -----------    -----------  ------------
  Investments in securities, at value      $48,548,428   $32,938,228    $33,934,915  $223,580,184
  Repurchase agreements, at value              411,000     1,669,000      2,053,000     9,659,000
  Cash                                             448           838            730           964
  Foreign currency, at value                        --            --             --            --
  Receivable for fund shares sold              152,753       270,346        492,931       873,162
  Receivable for investment securities sol          --       232,406             --            --
  Receivable for open foreign currency
    contracts (Note 5)                              --            --             --            --
  Dividend and interest receivable              43,711       516,299        642,493       326,978
  Prepaid registration expense                   4,967         4,276          4,243        10,762
  Prepaid insurance                                506           506            506           506
                                           -----------   -----------    -----------  ------------
  Total Assets                              49,161,813    35,631,899     37,128,818   234,451,556

  LIABILITIES:
  Payable for investment securities
    purchased                                  470,154     1,000,000        998,560            --
  Payable for fund shares redeemed              47,734         5,833          4,713     1,083,833
  Shareholder services fee payable (Note 3       9,709         7,133          7,539        48,419
  Management fee payable (Note 3)                9,802         4,636          3,769        12,167
  Distribution fee payable (Note 3)             10,473         2,325          2,321        22,808
  Payable for open foreign currency
    contracts (Note 5)                              --            --             --            --
  Foreign currency payable to bank                  --            --             --            --
  Dividend payable                                  --         7,105          2,105         3,084
  Other accrued expenses                        71,372        52,148         50,230       122,484
                                           -----------   -----------    -----------  ------------
  Total Liabilities                            619,244     1,079,180      1,069,237     1,292,795

  NET ASSETS                               $48,542,569   $34,552,719    $36,059,581  $233,158,761

  Composition of Net Assets:
     Par value of shares of beneficial
         interest                          $     4,202   $     3,468    $     3,835  $    233,159
     Capital paid in excess of par value    43,641,942    34,760,016     37,995,170   232,905,588
     Accumulated net investment income
         (loss)                                     --        20,101         20,178        20,014
     Accumulated net realized gain (loss)      660,015        42,709     (1,238,970)           --
     Net unrealized appreciation
         (depreciation)
         of investments and foreign
         currencies                          4,236,410      (273,575)      (720,632)           --

  NET ASSETS                               $48,542,569   $34,552,719    $36,059,581  $233,158,761

  Class A Shares
     Net Assets                            $35,376,463   $30,536,742    $32,012,747  $228,123,599
     Shares Outstanding                      3,057,962     3,065,460      3,404,222   228,123,601
     Net Asset Value Per Share (and
       redemption price)                        $11.57         $9.96          $9.40         $1.00
     Maximum Public Offering Price              $12.28(1)     $10.46(2)       $9.87(2)      $1.00
  Class B Shares
     Net Assets                            $ 2,840,714   $ 2,374,381    $ 1,958,114   $ 1,172,583
     Shares Outstanding                        246,951       238,328        208,291     1,172,584
     Net Asset Value Per Share(3)               $11.50         $9.96          $9.40         $1.00
  Class C Shares
     Net Assets                            $ 7,547,641   $   776,323    $ 1,082,445   $   444,324
     Shares Outstanding                        655,719        77,950        115,098       444,324
     Net Asset Value Per Share(4)               $11.51         $9.96          $9.40         $1.00
  Class I Shares
     Net Assets                            $   461,409            --             --   $ 1,906,480
     Shares Outstanding                         39,838            --             --     1,906,476
     Net Asset Value Per Share (and
       redemption  price)                       $11.58            --             --         $1.00
  Class X Shares
     Net Assets                            $ 2,316,342    $  865,273    $ 1,006,275   $ 1,511,775
     Shares Outstanding                        201,151        86,922        107,045     1,511,776
     Net Asset Value Per Share(3)               $11.52         $9.95          $9.40         $1.00

                                  ING Funds Annual Report / October 31, 1999  53

FOR THE PERIOD ENDED OCTOBER 31, 1999


STATEMENTS OF OPERATIONS




                                             ING            ING           ING            ING            ING            ING
                                          Internet       Small Cap       Focus         Mid Cap        Large Cap     Tax Efficient
                                           Fund(1)       Growth Fund(2)  Fund(2)    Growth Fund(2)   Growth Fund(2) Equity Fund(2)
----------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME:
  Interest                             $    32,515     $   57,673       $ 142,976    $  134,541     $   91,966      $  268,882
  Dividend                                      --         52,746         174,912       103,292        200,932         423,830
  Less: foreign withholding tax                 --             --              --            --             --              --
                                       -----------     ----------       ---------    ----------     ----------      -----------
  Total income                              32,515        110,419         317,888       237,833        292,898         692,712
  EXPENSES:
  Management fees (Note 3)                 107,458        246,303         289,222       241,513        256,234         310,922
  Distribution fees (Note 3)                49,383        125,134         148,462       121,650        185,041         207,041
  Transfer agent fees (Note 3)              59,116         85,158         104,403        77,774        152,736         168,070
  Shareholder services fees (Note 3)        21,492         61,576          72,306        60,125         85,403          97,163
  Registration fees                         11,222         34,937          36,267        39,286         42,934          40,890
  Fund accounting fees (Note 3)             14,043         37,500          37,500        37,500         37,500          37,500
  Professional fees                         22,662         29,416          32,698        29,246         33,067          36,742
  Custodian fees                            11,851         18,987          15,755        18,478         18,635          19,586
  Reports to shareholders                    7,609         12,736          14,346        13,483         16,606          21,573
  Other expenses                             1,961          8,344           8,591         8,366          8,864           8,944
                                       -----------     ----------       ---------    ----------     ----------      -----------
  Total expenses                           306,797        660,091         759,550       647,421        837,020         948,431
                                       -----------     ----------       ---------    ----------     ----------      -----------
  Expenses waived and reimbursed by
      Manager and Distributor (Note 3)    (153,685)      (323,211)       (360,259)     (318,380)      (361,440)       (413,162)
                                       -----------     ----------       ---------    ----------     ----------      -----------
  Net expenses                             153,112        336,880         399,291       329,041        475,580         535,269


  NET INVESTMENT INCOME (LOSS)            (120,597)      (226,461)        (81,403)      (91,208)      (182,682)        157,443

  REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS AND FOREIGN
     CURRENCIES (NOTES 4 AND 5):
  Realized gain (loss) from:
     Security transactions               1,378,481     (1,580,276)      1,444,110    (2,076,959)    (1,396,880)         (7,352)
     Foreign currency transactions          (2,157)            --              --            --             --              --

  NET REALIZED GAIN (LOSS)               1,376,324     (1,580,276)      1,444,110    (2,076,959)    (1,396,880)         (7,352)
  Net increase (decrease) in
    unrealized appreciation from:
     Investments                         9,749,365      5,351,933       5,349,184     3,192,713      7,281,272       6,411,533
     Foreign Currencies                         --             --              --            --             --              --

  NET CHANGE IN UNREALIZED
  APPRECIATION (DEPRECIATION)            9,749,365      5,351,933       5,349,184     3,192,713      7,281,272       6,411,533

  Net realized and unrealized gain
     (loss) on investments
     and foreign currencies             11,125,689      3,771,657       6,793,294     1,115,754      5,884,392       6,404,181

  NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS     $11,005,092     $3,545,196      $6,711,891    $1,024,546     $5,701,710      $6,561,624

  1. Commenced operations on July 1, 1999.

  2. Commenced operations on December 15, 1998.

  See Notes to Financial Statements.


54   ING Funds Annual Report / October 31, 1999

                                                                          ING Global
                                             ING             ING         Information         ING
                                           Growth &     International     Technology       European
                                        Income Fund(2)   Bond Fund(2)       Fund(2)      Equity Fund(2)
                                    -----------------------------------------------------------------
  INVESTMENT INCOME:
  Interest                                   $ 48,194      $ 911,334       $ 65,548        $ 13,320
  Dividend                                    355,140             --         34,249         573,330
  Less: foreign withholding tax                    --        (18,306)        (3,787)        (64,328)
                                           ----------    -----------    -----------      ----------
  Total income                                403,334        893,028         96,010         522,322
  EXPENSES:
  Management fees (Note 3)                    212,950        219,617        432,856         285,737
  Distribution fees (Note 3)                  145,285        111,593        179,369         126,332
  Transfer agent fees (Note 3)                102,839         71,527        156,881          84,632
  Shareholder services fees (Note 3)           70,984         54,901         86,571          62,117
  Registration fees                            36,465         39,557         38,896          34,910
  Fund accounting fees (Note 3)                37,500         37,500         37,500          37,500
  Professional fees                            31,076         35,436         36,795          33,119
  Custodian fees                               17,665         26,142         36,349          75,269
  Reports to shareholders                      16,009         10,288         20,568          14,330
  Other expenses                                8,537          6,524          9,840           8,386
                                           ----------    -----------    -----------      ----------
  Total expenses                              679,310        613,085      1,035,625         762,332
                                           ----------    -----------    -----------      ----------
  Expenses waived and reimbursed by          (305,400)      (282,641)      (470,526)       (356,350)
      Manager and Distributor (Note 3)     ----------    -----------    -----------      ----------
  Net expenses                                373,910        330,444        565,099         405,982


  NET INVESTMENT INCOME (LOSS)                 29,424        562,584       (469,089)        116,340

  REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS AND FOREIGN
     CURRENCIES (NOTES 4 AND 5):
  Realized gain (loss) from:
     Security transactions                     88,071     (1,345,593)     3,984,226         685,985
     Foreign currency transactions                 --        (25,523)       (22,783)          1,286

  NET REALIZED GAIN (LOSS)                     88,071     (1,371,116)     3,961,443         687,271
  Net increase (decrease) in
    unrealized appreciation from:
     Investments                            3,892,599     (1,884,277)    19,514,197       1,747,335
     Foreign Currencies                            --         (6,705)        (2,641)           (942)

  NET CHANGE IN UNREALIZED
  APPRECIATION (DEPRECIATION)               3,892,599     (1,890,982)    19,511,556       1,746,393

  Net realized and unrealized gain
     (loss) on investments
     and foreign currencies                 3,980,670     (3,262,098)    23,472,999       2,433,664

  NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS         $4,010,094    $(2,699,514)   $23,003,910      $2,550,004




                                                  ING              ING            ING           ING           ING Money
                                              International    Global Brand    High Yield    Intermediate      Market
                                               Equity Fund(2)  Names Fund(2)   Bond Fund(2)  Bond Fund(2)      Fund(2)
                                            -----------------------------------------------------------------------
  INVESTMENT INCOME:
  Interest                                  $   94,745        $   31,606       $2,268,544    $ 1,788,315     $3,595,273
  Dividend                                     468,607           452,035               --             --             --
  Less: foreign withholding tax                (51,249)          (32,735)              --             --             --
                                            ----------        ----------       ----------    ------------    ----------
  Total income                                 512,103           450,906        2,268,544       1,788,315     3,595,273
  EXPENSES:
  Management fees (Note 3)                     315,441           346,777          172,459         140,136       168,913
  Distribution fees (Note 3)                   127,207           190,220          136,758         146,136       339,487
  Transfer agent fees (Note 3)                  74,762           146,631           94,679          99,547       223,899
  Shareholder services fees (Note 3)            63,077            86,406           66,331          70,068       168,667
  Registration fees                             37,780            43,455           36,742          37,468       117,264
  Fund accounting fees (Note 3)                 37,500            37,500           37,500          37,500        37,500
  Professional fees                             33,032            33,865           32,299          31,466        30,071
  Custodian fees                                57,924            30,307           21,441          15,946        21,367
  Reports to shareholders                       14,249            22,860           15,207          14,850        15,791
  Other expenses                                 8,407             9,041            8,286           8,302         8,205
                                            ----------        ----------       ----------    ------------    ----------
  Total expenses                               769,379           947,062          621,702         601,419     1,131,164
                                            ----------        ----------       ----------    ------------    ----------
  Expenses waived and reimbursed by           (365,822)         (387,728)        (344,152)       (313,058)     (629,729)
      Manager and Distributor (Note 3)      ----------        ----------       ----------    ------------    ----------
  Net expenses                                 403,557           559,334          277,550         288,361       501,435


  NET INVESTMENT INCOME (LOSS)                 108,546          (108,428)       1,990,994       1,499,954     3,093,838

  REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS AND FOREIGN
     CURRENCIES (NOTES 4 AND 5):
  Realized gain (loss) from:
     Security transactions                   1,417,325           795,580           42,709      (1,238,970)           --
     Foreign currency transactions              19,752           (51,927)              --              --            --

  NET REALIZED GAIN (LOSS)                   1,437,077           743,653           42,709      (1,238,970)           --
  Net increase (decrease) in
    unrealized appreciation from:
     Investments                             3,219,264         4,236,166         (273,575)       (720,632)           --
     Foreign Currencies                           (554)              244               --              --            --

  NET CHANGE IN UNREALIZED
  APPRECIATION (DEPRECIATION)                3,218,710         4,236,410         (273,575)       (720,632)           --

  Net realized and unrealized gain
     (loss) on investments
     and foreign currencies                  4,655,787         4,980,063         (230,866)     (1,959,602)           --

  NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS          $4,764,333        $4,871,635       $1,760,128    $   (459,648)   $3,093,838



ING Funds Annual Report / October 31, 1999   55

FOR THE PERIOD ENDED OCTOBER 31, 1999


STATEMENTS OF CHANGES IN NET ASSETS



                                                ING            ING           ING            ING            ING            ING
                                             Internet       Small Cap       Focus         Mid Cap       Large Cap    Tax Efficient
                                              Fund(1)    Growth Fund(2)    Fund(2)    Growth Fund(2)  Growth Fund(2) Equity Fund(2)
-----------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
  Net investment income (loss)             $  (120,597)   $  (226,461)    $  (81,403)  $   (91,208)   $  (182,682)   $   157,443
  Net realized gain (loss) on investments
        and foreign currencies               1,376,324     (1,580,276)     1,444,110    (2,076,959)    (1,396,880)        (7,352)
  Net change in unrealized appreciation
       (depreciation)                         9,749,365     5,351,933      5,349,184     3,192,713      7,281,272      6,411,533
                                            -----------    -----------    -----------   -----------    -----------   -----------
  NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS            11,005,092      3,545,196      6,711,891     1,024,546      5,701,710     6,561,624
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
        Class A shares                               --             --             --            --             --            --
        Class B shares                               --             --             --            --             --            --
        Class C shares                               --             --             --            --             --            --
        Class I shares                               --             --             --            --             --            --
        Class X shares                               --             --             --            --             --            --
                                            -----------    -----------    -----------   -----------    -----------   -----------
                                                     --             --             --            --             --            --
  Return of Capital
        Class A shares                               --             --             --            --             --            --
        Class B shares                               --             --             --            --             --            --
        Class C shares                               --             --             --            --             --            --
        Class I shares                               --             --             --            --             --            --
        Class X shares                               --             --             --            --             --            --
                                            -----------    -----------    -----------   -----------    -----------   -----------
                                                     --             --             --            --             --            --
  TOTAL DISTRIBUTIONS PAID                           --             --             --            --             --            --
  CAPITAL SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares
        Class A shares                       31,032,102     27,733,436     30,105,049    27,612,489     33,983,244    41,141,495
        Class B shares                       12,538,049        720,182      3,195,205       646,218      3,743,914     6,877,202
        Class C shares                        4,757,431        388,119        963,946       385,487     10,475,479     1,246,004
        Class I shares                               --             --             --       414,531         49,138            --
        Class X shares                          855,683        533,637      1,057,689       329,944      4,974,893     3,083,700
                                            -----------    -----------    -----------   -----------    -----------   -----------
                                             49,183,265     29,375,374     35,321,889    29,388,669     53,226,668    52,348,401
  Dividend reinvestments
        Class A shares                               --             --             --            --             --            --
        Class B shares                               --             --             --            --             --            --
        Class C shares                               --             --             --            --             --            --
        Class I shares                               --             --             --            --             --            --
        Class X shares                               --             --             --            --             --            --
                                            -----------    -----------    -----------   -----------    -----------   -----------
                                                     --             --             --            --             --            --
  Cost of shares repurchased
        Class A shares                       (2,306,139)    (1,281,046)      (823,282)     (559,344)    (1,383,990)   (1,419,922)
        Class B shares                         (458,465)       (14,674)      (331,601)       (9,976)       (44,163)     (156,928)
        Class C shares                         (408,839)        (2,855)       (23,655)       (2,855)      (118,613)      (46,936)
        Class I shares                               --             --             --        (3,267)            --            --
        Class X shares                           (6,000)       (12,227)        (3,513)       (8,660)      (123,341)     (208,293)
                                            -----------    -----------    -----------   -----------    -----------   -----------
                                             (3,179,443)    (1,310,802)    (1,182,051)     (584,102)    (1,670,107)   (1,832,079)
                                            -----------    -----------    -----------   -----------    -----------   -----------
  NET INCREASE IN NET ASSETS FROM CAPITAL
        SHARE TRANSACTIONS                   46,003,822     28,064,572     34,139,838    28,804,567     51,556,561    50,516,322

  INCREASE IN NET ASSETS                     57,008,914     31,609,768     40,851,729    29,829,113     57,258,271    57,077,946

  NET ASSETS:
  Beginning of period                             7,550          7,143          7,143         7,143          7,143         7,143

  END OF PERIOD                             $57,016,464    $31,616,911    $40,858,872   $29,836,256    $57,265,414   $57,085,089

  1. Commenced operations on July 1, 1999.
  2. Commenced operations on December 15, 1998.

  See Notes to Financial Statements.
  56 ING Funds Annual Report/October 31, 1999

                                                                                   ING Global
                                                         ING            ING        Information         ING
                                                       Growth &     International   Technology       European
                                                     Income Fund(2)   Bond Fund(2)    Fund(2)      Equity Fund(2)
                                                -----------------------------------------------------------------

  INCREASE (DECREASE) IN NET ASSETS:
  Net investment income (loss)                        $    29,424    $   562,584    $  (469,089)      $ 116,340
  Net realized gain (loss) on investments
        and foreign currencies                             88,071     (1,371,116)     3,961,443         687,271
  Net change in unrealized appreciation
       (depreciation)                                   3,892,599     (1,890,982)    19,511,556       1,746,393
                                                      -----------    -----------    -----------     -----------
  NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS                        4,010,094     (2,699,514)    23,003,910       2,550,004
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
        Class A shares                                    (36,973)          (356)            --              --
        Class B shares                                       (403)            (4)            --              --
        Class C shares                                        (75)            --             --              --
        Class I shares                                         --             --             --              --
        Class X shares                                       (616)            (6)            --              --
                                                      -----------    -----------    -----------     -----------
                                                          (38,067)          (366)            --              --
  Return of Capital
        Class A shares                                         --       (551,089)            --              --
        Class B shares                                         --         (5,936)            --              --
        Class C shares                                         --            (99)            --              --
        Class I shares                                         --            (51)            --              --
        Class X shares                                         --         (9,146)            --              --
                                                      -----------    -----------    -----------     -----------
                                                               --       (566,321)            --              --
  TOTAL DISTRIBUTIONS PAID                                (38,067)      (566,687)            --              --
  CAPITAL SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares
        Class A shares                                 31,362,914     26,645,837     34,340,200      34,004,254
        Class B shares                                  1,118,285        545,209      4,934,897         826,835
        Class C shares                                    830,860         15,073      1,826,104          56,964
        Class I shares                                         --          5,813             --              --
        Class X shares                                  1,487,100        794,628      2,009,012         681,711
                                                      -----------    -----------    -----------     -----------
                                                       34,799,159     28,006,560     43,110,213      35,569,764
  Dividend reinvestments
        Class A shares                                     36,868        550,002             --              --
        Class B shares                                        388          4,861             --              --
        Class C shares                                         74             94             --              --
        Class I shares                                         --             50             --              --
        Class X shares                                        616          9,128             --              --
                                                      -----------    -----------    -----------     -----------
                                                           37,946        564,135             --              --
  Cost of shares repurchased
        Class A shares                                   (279,659)      (379,828)      (542,965)     (7,742,471)
        Class B shares                                    (28,455)        (1,867)       (61,977)        (11,090)
        Class C shares                                     (6,897)        (2,758)       (27,703)             --
        Class I shares                                         --           (402)            --              --
        Class X shares                                    (80,601)       (20,606)       (79,046)         (9,842)
                                                      -----------    -----------    -----------     -----------
                                                         (395,612)      (405,461)      (711,691)     (7,763,403)
                                                      -----------    -----------    -----------     -----------
  NET INCREASE IN NET ASSETS FROM CAPITAL
        SHARE TRANSACTIONS                             34,441,493     28,165,234     42,398,522      27,806,361

  INCREASE IN NET ASSETS                               38,413,520     24,899,033     65,402,432      30,356,365

  NET ASSETS:
  Beginning of period                                       7,143          7,143          7,143           7,143

  END OF PERIOD                                       $38,420,663    $24,906,176    $65,409,575     $30,363,508



                                                            ING            ING              ING             ING        ING Money
                                                       International    Global Brand    High Yield      Intermediate    Market
                                                       Equity Fund(2)   Names Fund(2)   Bond Fund(2)    Bond Fund(2)    Fund(2)
                                                      -----------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
  Net investment income (loss)                         $  108,546      $  (108,428)    $ 1,990,994     $ 1,499,954   $  3,093,838
  Net realized gain (loss) on investments
        and foreign currencies                          1,437,077          743,653          42,709      (1,238,970)            --
  Net change in unrealized appreciation
       (depreciation)                                   3,218,710        4,236,410        (273,575)       (720,632)            --
                                                      -----------      -----------     -----------     -----------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS                        4,764,333        4,871,635       1,760,128        (459,648)     3,093,838
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
        Class A shares                                         --               --      (1,875,514)     (1,382,288)    (3,055,168)
        Class B shares                                         --               --         (65,719)        (54,075)        (7,890)
        Class C shares                                         --               --         (19,232)        (23,989)        (5,583)
        Class I shares                                         --               --              --              --         (5,232)
        Class X shares                                         --               --         (30,529)        (39,602)       (19,965)
                                                      -----------      -----------     -----------     -----------   ------------
                                                               --               --      (1,990,994)     (1,499,954)    (3,093,838)
  Return of Capital
        Class A shares                                         --               --              --              --             --
        Class B shares                                         --               --              --              --             --
        Class C shares                                         --               --              --              --             --
        Class I shares                                         --               --              --              --             --
        Class X shares                                         --               --              --              --             --
                                                      -----------      -----------     -----------     -----------   ------------
                                                               --               --              --              --             --
  TOTAL DISTRIBUTIONS PAID                                     --               --      (1,990,994)     (1,499,954)    (3,093,838)
  CAPITAL SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares
        Class A shares                                 29,823,874       33,423,997      29,549,612      42,274,629    325,378,899
        Class B shares                                    687,875        2,772,072       2,474,568       3,175,052      1,897,590
        Class C shares                                    402,152        7,249,758         784,122       1,097,966        675,705
        Class I shares                                     85,270          456,052              --              --      1,901,244
        Class X shares                                    325,080        2,238,091         885,049       2,271,631      2,378,957
                                                      -----------      -----------     -----------     -----------   ------------
                                                       31,324,251       46,139,970      33,693,351      48,819,278    332,232,395
  Dividend reinvestments
        Class A shares                                         --               --       1,855,772       1,366,772      3,010,550
        Class B shares                                         --               --          45,149          53,854          7,368
        Class C shares                                         --               --          17,932          23,450          5,450
        Class I shares                                         --               --              --              --          5,232
        Class X shares                                         --               --          30,325          38,177         19,653
                                                      -----------      -----------     -----------     -----------   ------------
                                                               --               --       1,949,178       1,482,253      3,048,253
  Cost of shares repurchased
        Class A shares                                 (2,405,072)      (2,263,633)       (693,436)     (9,831,107)  (100,268,229)
        Class B shares                                    (48,745)         (39,010)       (116,958)     (1,197,919)      (734,755)
        Class C shares                                         --         (131,596)        (19,911)        (11,653)      (239,212)
        Class I shares                                         --           (4,595)             --              --             --
        Class X shares                                     (2,127)         (37,345)        (35,782)     (1,248,812)      (886,834)
                                                      -----------      -----------     -----------     -----------   ------------
                                                       (2,455,944)      (2,476,179)       (866,087)    (12,289,491)  (102,129,030)
                                                      -----------      -----------     -----------     -----------   ------------
  NET INCREASE IN NET ASSETS FROM CAPITAL
        SHARE TRANSACTIONS                             28,868,307       43,663,791      34,776,442      38,012,040    233,151,618

  INCREASE IN NET ASSETS                               33,632,640       48,535,426      34,545,576      36,052,438    233,151,618

  NET ASSETS:
  Beginning of period                                       7,143            7,143           7,143           7,143          7,143

  END OF PERIOD                                       $33,639,783      $48,542,569     $34,552,719     $36,059,581   $233,158,761


                                ING Funds Annual Report / October 31, 1999   57

OCTOBER 31, 1999

NOTES TO FINANCIAL STATEMENTS


1.  ORGANIZATION

    ING Funds Trust (the "Trust") was organized as a Delaware business trust on July 30, 1998 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust consists of twenty-one investment portfolios (each, a "Fund" and, collectively, the "Funds"): the ING U.S. Treasury Money Market Fund, ING Money Market Fund, ING Intermediate Bond Fund, ING High Yield Bond Fund, ING International Bond Fund, ING Mortgage Income Fund, ING National Tax-Exempt Bond Fund, ING Large Cap Growth Fund, ING Growth & Income Fund, ING Mid Cap Growth Fund, ING Small Cap Growth Fund, ING Balanced Fund, ING Global Brand Names Fund, ING International Equity Fund, ING Emerging Markets Equity Fund, ING European Equity Fund, ING Tax Efficient Equity Fund, ING Focus Fund, ING Global Information Technology Fund, ING Global Real Estate Fund and ING Internet Fund. Each Fund, except for the ING National Tax-Exempt Bond Fund, offers five classes of shares, which have been designated as Class A, B, C, I and X shares. The ING National Tax-Exempt Bond Fund offers only Class A, B and C shares. The ING U.S. Treasury Money Market Fund, ING Mortgage Income Fund, ING National Tax-Exempt Bond Fund, ING Balanced Fund, ING Emerging Markets Equity Fund, and ING Global Real Estate Fund have not commenced operations. The ING Internet Fund commenced operations on July 1, 1999. The remaining Funds commenced operations on December 15, 1998.


2.  SIGNIFICANT ACCOUNTING POLICIES

    The Funds' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    SECURITY VALUATION Securities listed on an exchange or trading in the over-the-counter market are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the average of the last bid and asked prices is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith by or at the direction of the Board of Trustees. Bonds and other fixed income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. The amortized cost method of valuation is used with respect to debt obligations with 60 days or less remaining to maturity, unless this method does not represent fair value.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME Investment transactions are recorded on trade date. Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments.

    FOREIGN CURRENCY TRANSLATION The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gain or loss from foreign currency transactions represent net foreign exchange gain or loss from forward foreign currency contracts, deposition of foreign currencies, currency gain or loss realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income recorded on the Funds' accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gain or loss arises from changes in value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.


58  ING Funds Annual Report / October 31, 1999

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds, except the ING Money Market Fund, are permitted to enter into forward foreign currency exchange contracts solely for purposes of protecting against adverse changes in foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled. When a Fund enters into a forward foreign currency exchange contract to buy a foreign currency, it will place cash or readily marketable securities in a segregated account in an amount equal to the value of its total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to the contract.

    Risks may arise from forward foreign currency exchange contracts with respect to the potential inability of counterparties to meet the terms of their contracts. A forward foreign currency exchange contract may also limit any potential gain which might result should the value of such currency increase.

    U.S. FEDERAL TAX STATUS Each Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. Federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Fund intends not to be subject to U.S. Federal excise tax.

    FOREIGN WITHHOLDING TAXES Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

    DIVIDENDS AND DISTRIBUTIONS The ING Money Market Fund, ING Intermediate Bond Fund, ING High Yield Bond Fund and ING International Bond Fund declare dividends daily from net investment income. Dividends are paid monthly, generally on the last business day of each month. Substantially all of the net investment income of the ING Growth & Income Fund is distributed in the form of quarterly dividends to shareholders. The ING Large Cap Growth Fund, ING Mid Cap Growth Fund, ING Small Cap Growth Fund, ING Global Brand Names Fund, ING International Equity Fund, ING European Equity Fund, ING Tax Efficient Equity Fund, ING Focus Fund, ING Global Information Technology Fund and ING Internet Fund declare and pay annually substantially all of the Funds' net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually by each Fund.

    Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations.

    EXPENSES Expenses directly attributable to a Fund and a specific class are charged to that Fund or class, other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund, or on another reasonable basis.


3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

    MANAGER AND SUB-ADVISERS ING Mutual Funds Management Co. LLC (the "Manager"), a wholly-owned indirect subsidiary of ING Groep, N.V. ("ING Group"), serves as the manager of the Funds pursuant to a Management Agreement with the Trust. The Trust pays the Manager for its services under the Management Agreement a fee, payable monthly, based on an annual rate of the average daily net assets of each Fund. The Manager has entered into various Sub-Advisory Agreements with entities (the "Sub-Advisers")


                                 ING Funds Annual Report / October 31, 1999   59

OCTOBER 31, 1999


NOTES TO FINANCIAL STATEMENTS
(continued)


which are wholly-owned indirect subsidiaries of ING Group. Under the Sub-Advisory Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund's assets and the purchase and sale of portfolio securities and other investments. Pursuant to the Sub-Advisory Agreements, the Manager pays to the Sub-Advisers a monthly fee based on an annual rate of the average daily net assets of each Fund. The applicable management fee, sub-advisory fee, and the Sub-Adviser for each Fund are indicated below:


    Fund Name                               Sub-Adviser                                 Management Fee    Sub-Advisory Fee
------------------------------------------------------------------------------------------------------------------------------------
    ING Internet Fund                       ING Investment Management Advisors B.V.              1.25%               0.625%
    ING Small Cap Growth Fund               Baring Asset Management, Inc.                        1.00                0.500
    ING Focus Fund                          Furman Selz Capital Management LLC                   1.00                0.500
    ING Mid Cap Growth Fund                 Furman Selz Capital Management LLC                   1.00                0.500
    ING Large Cap Growth Fund               Baring Asset Management, Inc.                        0.75                0.375
    ING Tax Efficient Equity Fund           Delta Asset Management                               0.80                0.400
    ING Growth & Income Fund                ING Investment Management LLC                        0.75                0.375
    ING International Bond Fund             Baring International Investment Ltd.                 1.00                0.500
    ING Global Information Technology Fund  ING Investment Management Advisors B.V.              1.25                0.625
    ING European Equity Fund                ING Investment Management Advisors B.V.              1.15                0.575
    ING International Equity Fund           Baring International Investment Ltd.                 1.25                0.625
    ING Global Brand Names Fund             ING Investment Management Advisors B.V.              1.00                0.500
    ING High Yield Bond Fund                ING Investment Management LLC                        0.65                0.325
    ING Intermediate Bond Fund              ING Investment Management LLC                        0.50                0.250
    ING Money Market Fund                   ING Investment Management LLC                        0.25                0.125

    For the period ended October 31, 1999, the Manager and the Sub-Advisers were entitled to and voluntarily waived management and sub-advisory fees as indicated below:

                                                 Management            Management         Sub-Advisory        Sub-Advisory
    Fund Name                                  Fee Entitled            Fee Waived         Fee Entitled          Fee Waived
------------------------------------------------------------------------------------------------------------------------------------
    ING Internet Fund                               $107,458              $ 80,586             $ 53,729            $ 40,293
    ING Small Cap Growth Fund                       246,303               184,750              123,152              92,375
    ING Focus Fund                                  289,222               216,924              144,611             108,462
    ING Mid Cap Growth Fund                         241,513               180,890              120,757              90,445
    ING Large Cap Growth Fund                       256,234               192,239              128,117              96,120
    ING Tax Efficient Equity Fund                   310,922               233,232              155,461             116,616
    ING Growth & Income Fund                        212,950               159,721              106,475              79,861
    ING International Bond Fund                     219,617               164,722              109,809              82,361
    ING Global Information Technology Fund          432,856               324,634              216,428             162,317
    ING European Equity Fund                        285,737               214,302              142,869             107,151
    ING International Equity Fund                   315,441               236,564              157,721             118,282
    ING Global Brand Names Fund                     346,777               260,132              173,389             130,066
    ING High Yield Bond Fund                        172,459               129,351               86,230              64,676
    ING Intermediate Bond Fund                      140,136               105,110               70,068              52,555
    ING Money Market Fund                           168,913               126,675               84,457              63,338



In addition, for the period ended October 31, 1999, the Manager has agreed to reimburse expenses amounting to $44,647 for ING Internet Fund, $30,883 for ING Small Cap Growth Fund, $19,352 for ING Focus Fund, $31,256 for ING Mid Cap Growth Fund, $38,295 for ING Large Cap Growth Fund, $25,408 for ING Tax Efficient Equity Fund, $23,221 for ING Growth & Income Fund, $33,596 for ING European Equity Fund, $17,386 for ING International Equity Fund, $50,538 for ING High Yield Bond Fund, $37,779 for ING Intermediate Bond Fund and $117,515 for ING Money Market Fund.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN The Trust, on behalf of the Funds, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act. Each Fund pays ING Funds Distributor, Inc. (the "Distributor") monthly, based on an annual rate of up to 0.50% of average daily net assets attributable to the Funds' Class A shares and 0.75% of average daily net assets attributable to the Funds' Class B, C, and X shares. The distribution fee for all classes may be used by the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of shares of the applicable Fund.

The Funds have adopted a Shareholder Servicing Plan pursuant to which each may pay a service fee up to an annual rate of 0.25% of a Fund's average daily net assets to various banks, trust companies, broker-dealers or other financial organizations including the Manager and its affiliates.

60   ING Funds Annual Report / October 31, 1999

For the period ended October 31, 1999, the Distributor voluntarily waived part of the distribution fees. The distribution fees to which the Distributor was entitled, the distribution fees waived, and the shareholder servicing fees are indicated below:

                                                                     Distribution Fee        Distribution Fee  Shareholder Servicing
    Fund Name                                                                Entitled                  Waived                    Fee
------------------------------------------------------------------------------------------------------------------------------------
ING Internet Fund .............................................               $ 49,383               $ 24,144               $ 21,492
ING Small Cap Growth Fund .....................................                125,134                 95,375                 61,576
ING Focus Fund ................................................                148,462                109,529                 72,306
ING Mid Cap Growth Fund .......................................                121,650                 93,965                 60,125
ING Large Cap Growth Fund .....................................                185,041                113,889                 85,403
ING Tax Efficient Equity Fund .................................                207,041                135,128                 97,163
ING Growth & Income Fund ......................................                145,285                108,271                 70,984
ING International Bond Fund ...................................                111,593                 84,987                 54,901
ING Global Information Technology Fund ........................                179,369                128,548                 86,571
ING European Equity Fund ......................................                126,332                 96,013                 62,117
ING International Equity Fund .................................                127,207                 99,234                 63,077
ING Global Brand Names Fund ...................................                190,220                110,399                 86,406
ING High Yield Bond Fund ......................................                136,758                124,469                 66,331
ING Intermediate Bond Fund ....................................                146,136                128,137                 70,068
ING Money Market Fund .........................................                339,487                284,318                168,667

In addition, the Distributor collects sales charges imposed on sales of each Fund's Class A shares, except for the ING Money Market Fund, and reallows a portion of such charges to dealers through which the sales are made. There is also a contingent deferred sales charge ("CDSC") on Class B, C and X shares, which applies if redemption occurs within six years of purchase for the Class B and X shares and within one year of purchase for the Class C shares. Class A share purchases equal to or exceeding $1,000,000 in the aggregate, which did not incur an initial sales charge, are subject to a 1.00% CDSC if redeemed within one year of purchase.

For the period ended October 31, 1999, sales charges and CDSC's paid to the Distributor were:

                                                          Class A Shares      Class B Shares      Class C Shares      Class X Shares
    Fund Name                                              Sales Charges                CDSC                CDSC                CDSC
------------------------------------------------------------------------------------------------------------------------------------
ING Internet Fund ..................................          $1,162,212          $   14,573          $    5,438          $    3,953
ING Small Cap Growth Fund ..........................              31,758                 132                  20                   3
ING Focus Fund .....................................              96,524               1,996                  44                  11
ING Mid Cap Growth Fund ............................              38,092                  26                  20                   5
ING Large Cap Growth Fund ..........................             155,686                 665               1,127                 109
ING Tax Efficient Equity Fund ......................             234,878               2,668                 163               2,525
ING Growth & Income Fund ...........................              99,821               1,215                  57                  13
ING International Bond Fund ........................              15,209                  12                  23                 151
ING Global Information Technology Fund .............             344,105                 901                  65                  11
ING European Equity Fund ...........................              18,526                 549                --                  --
ING International Equity Fund ......................              48,783                 980                --                   100
ING Global Brand Names Fund ........................             159,116                 401                  25                   7
ING High Yield Bond Fund ...........................              80,353                 316                  33                --
ING Intermediate Bond Fund .........................             145,046                 939                  27                 364
ING Money Market Fund ..............................                --                 1,075                  30                 656

OTHER TRANSACTIONS WITH AFFILIATES ING Fund Services Co. LLC ("ING Fund Services") has entered into a Fund Services Agreement with the Funds pursuant to which ING Fund Services will perform or engage third parties to perform transfer agency, fund accounting, account services and other services. Under the Fund Services Agreement, each Fund may pay ING Fund Services up to $40,000 for fund accounting services plus out of pocket expenses, $17 per account for transfer agent services plus out of pocket expenses and up to 0.25% of each Fund's average daily net assets annually for account servicing activities.

All officers and one trustee of the Trust are employees of the Manager.

                                  ING Funds Annual Report/October 31, 1999    61

October 31, 1999

NOTES TO FINANCIAL STATEMENTS

4.  INVESTMENTS IN SECURITIES
    For the period ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) and the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purpose were as follows:

                                                                                                                   Net Appreciation/
    Fund Name                                 Purchases           Sales         Appreciation      Depreciation      (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
ING Internet Fund .......................   $ 49,776,972      $  5,670,196      $ 10,541,559      $  1,148,563      $  9,392,996
ING Small Cap Growth Fund ...............     65,040,330        37,822,008         6,157,744           846,398         5,311,346
ING Focus Fund ..........................     56,373,393        27,712,628         5,877,084           565,040         5,312,044
ING Mid Cap Growth Fund .................     37,681,902         9,877,554         5,368,155         2,175,442         3,192,713
ING Large Cap Growth Fund ...............     70,476,713        22,504,102         8,180,097           898,825         7,281,272
ING Tax Efficient Equity Fund ...........     45,181,505         3,177,177         8,650,628         2,239,095         6,411,533
ING Growth & Income Fund ................     43,971,749         9,976,385         5,508,415         1,615,816         3,892,599
ING International Bond Fund .............     59,492,901        32,224,899            14,199         2,062,601        (2,048,402)
ING Global Information Technology Fund ..     62,401,653        21,861,224        20,987,358         1,618,320        19,369,038
ING European Equity Fund ................     44,937,258        17,362,079         3,209,181         1,571,152         1,638,029
ING International Equity Fund ...........     56,273,824        28,248,905         3,956,768           825,785         3,130,983
ING Global Brand Names Fund .............     47,775,513         4,258,831         7,899,720         3,666,312         4,233,408
ING High Yield Bond Fund ................    237,398,923       204,299,054           236,580           681,742          (445,162)
ING Intermediate Bond Fund ..............    164,283,610       128,386,156            41,820           918,093          (876,273)

5.  FORWARD FOREIGN CURRENCY CONTRACTS
    At October 31, 1999, the ING International Bond Fund, ING Global Information Technology Fund, ING European Equity Fund and ING International Equity Fund had open forward foreign currency contracts as described below. These Funds bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

    ING INTERNATIONAL BOND FUND               Local                            Market        Settlement        Unrealized
                                            Currency          Cost             Value            Date              Loss
------------------------------------------------------------------------------------------------------------------------------------
    TO BUY:
    EURO                                   1,635,014        $1,740,292       $1,719,626      11/2/1999         $(20,666)
------------------------------------------------------------------------------------------------------------------------------------

    Gross unrealized depreciation on forward foreign currency contract                                         $(20,666)
                                                                                                                -------


ING GLOBAL INFORMATION TECHNOLOGY FUND         Local                          Market        Settlement        Unrealized
                                            Currency          Cost             Value              Date              Gain
------------------------------------------------------------------------------------------------------------------------------------
    TO BUY:
    British Pound                             18,238        $29,829          $29,971          11/3/1999        $    142
------------------------------------------------------------------------------------------------------------------------------------

Gross unrealized appreciation on forward foreign currency contract                                             $    142
                                                                                                               ---------

ING EUROPEAN EQUITY FUND                       Local             Cost/           Market       Settlement       Unrealized
                                            Currency          Proceeds            Value             Date       Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------
    TO BUY:
    British Pound                             25,646          $ 41,945         $ 42,144       11/3/1999        $    199
    EURO                                       1,156             1,218            1,216       11/1/1999              (2)
    EURO                                      54,166            57,361           56,969       11/3/1999            (392)
    EURO                                      24,749            26,209           26,030       11/30/1999           (179)
                                                              --------         --------                        --------
                                                              $126,733         $126,359                            (374)
------------------------------------------------------------------------------------------------------------------------------------
    TO SELL:
    British Pound                             25,625          $ 42,486         $ 42,110       11/1/1999         $   376
    EURO                                      26,087            27,548           27,437       11/30/1999            111
                                                              --------         --------                         -------
                                                              $ 70,034         $ 69,547                         $   487
------------------------------------------------------------------------------------------------------------------------------------
    Gross unrealized appreciation on forward foreign currency contracts                                         $   686
                                                                                                                -------
    Gross unrealized depreciation on forward foreign currency contracts                                         $   573
                                                                                                                -------



62  ING Funds Annual Report/October 31, 1999

ING INTERNATIONAL EQUITY FUND            Local              Cost/             Market         Settlement         Unrealized
                                      Currency           Proceeds              Value               Date               Loss
------------------------------------------------------------------------------------------------------------------------------------
    TO BUY:
    British Pound                      147,952           $245,304           $243,129          11/2/1999         $(2,175)
    Japanese Yen                     8,790,038             84,658             84,301          11/1/1999            (357)
    Japanese Yen                    42,864,138            411,088            411,088          11/2/1999              --
                                                         --------           --------                            -------
                                                         $741,050           $738,518                            $(2,532)
------------------------------------------------------------------------------------------------------------------------------------
    TO SELL:
    British Pound                       64,320           $105,195           $105,697          11/3/1999         $  (502)
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized depreciation on forward foreign currency contracts                                             $(3,034)
                                                                                                                -------

6.  Concentration of Risks
    HIGH YIELD BOND MARKET The ING Intermediate Bond Fund and ING High Yield Bond Fund may invest in high yield, high risk debt securities. Lower-rated debt securities possess speculative characteristics and are subject to greater market fluctuations and risk of loss of income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities.

    FOREIGN SECURITIES The Funds, except the ING Money Market Fund, may invest in foreign securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

    NON-DIVERSIFIED The ING International Bond Fund, ING Global Brand Names Fund and ING Focus Fund are classified as non-diversified investment companies under the Investment Company Act, which means that each Fund is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause that Fund's share price to fluctuate more than that of a diversified investment company.

    INDUSTRY CONCENTRATION The ING Internet Fund and ING Global Information Technology Fund concentrate their assets in securities related to a particular industry. As a result, the Funds may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.


7.  Repurchase Agreements
    The Funds may enter into repurchase agreements with U.S. banks or broker/dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will always receive and maintain securities as collateral whose market value, including accrued interest, will equal or exceed the repurchase price.


                                    ING Funds Annual Report/October 31, 1999  63

October 31, 1999
NOTES TO FINANCIAL STATEMENTS
(continued)

8.  Federal Income Tax
    Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require such reclassifications. These amounts are as follows:


                                                  Undistributed Net       Undistributed Net Realized               Paid-In
    Fund Name                                     Investment Income                 Gains and Losses               Capital
------------------------------------------------------------------------------------------------------------------------------------
    ING Internet Fund                                      $120,597                       ($ 108,453)           ($ 12,144)
    ING Small Cap Growth Fund                               226,461                               --             (226,461)
    ING Focus Fund                                           81,403                          (57,713)             (23,690)
    ING Mid Cap Growth Fund                                  91,208                               --              (91,208)
    ING Large Cap Growth Fund                               182,682                               --             (182,682)
    ING Tax Efficient Equity Fund                            23,862                               --              (23,862)
    ING Growth & Income Fund                                 23,732                               --              (23,732)
    ING International Bond Fund                             (63,669)                       1,047,705             (984,036)
    ING Global Information Technology Fund                  468,947                         (445,349)             (23,598)
    ING European Equity Fund                                 24,840                           (1,286)             (23,554)
    ING International Equity Fund                            43,768                          (19,752)             (24,016)
    ING Global Brand Names Fund                             108,428                          (83,638)             (24,790)
    ING High Yield Bond Fund                                 20,101                               --              (20,101)
    ING Intermediate Bond Fund                               20,178                               --              (20,178)
    ING Money Market Fund                                    20,014                               --              (20,014)

    At October 31, 1999, the ING Small Cap Growth Fund, ING Mid Cap Growth Fund, ING Large Cap Growth Fund, ING Tax Efficient Equity Fund, ING International Bond Fund and ING Intermediate Bond Fund had, for Federal income tax purposes, capital loss carryforwards available to offset future realized gains. The amount and date of expiration of these carryforwards are as follows:

    Fund Name                                       Capital Loss Carryforwards                                  Expiration
------------------------------------------------------------------------------------------------------------------------------------
    ING Small Cap Growth Fund                                       $1,539,689                            October 31, 2007
    ING Mid Cap Growth Fund                                          2,076,959                            October 31, 2007
    ING Large Cap Growth Fund                                        1,396,880                            October 31, 2007
    ING Tax Efficient Equity Fund                                        7,352                            October 31, 2007
    ING International Bond Fund                                        247,357                            October 31, 2007
    ING Intermediate Bond Fund                                       1,083,329                            October 31, 2007

9.  Shares of Beneficial Interest
    At October 31, 1999, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

    At October 31, 1999, total paid-in capital amounted to the following for each Fund:

    Fund Name                         Class A Shares    Class B Shares   Class C Shares    Class I Shares   Class X Shares
------------------------------------------------------------------------------------------------------------------------------------
    ING Internet Fund                   $ 28,726,061       $12,073,466      $ 4,348,471                 --      $  851,230
    ING Small Cap Growth Fund             26,241,411           702,351          384,808                --          516,684
    ING Focus Fund                        29,271,910         2,860,014          940,994                --        1,050,373
    ING Mid Cap Growth Fund               26,972,549           635,306          382,725        $1,411,017          318,905
    ING Large Cap Growth Fund             32,484,446         3,687,559       10,335,794            49,135        4,824,088
    ING Tax Efficient Equity Fund         39,698,994         6,723,305        1,201,508                --        2,875,796
    ING Growth & Income Fund              31,092,292         1,094,626          827,824                --        1,410,162
    ING International Bond Fund           25,860,271           540,610           14,645             5,463          767,352
    ING Global Information
        Technology Fund                   33,801,001         4,862,425        1,797,691                --        1,920,950
    ING European Equity Fund              26,240,620           818,198           59,351                --          671,781
    ING International Equity Fund         27,393,611           643,469          405,150            85,277          323,927
    ING Global Brand Names Fund           31,177,793         2,728,675        7,094,284           451,688        2,193,704
    ING High Yield Bond Fund              30,695,394         2,404,476          784,330                --          879,284
    ING Intermediate Bond Fund            33,794,080         2,032,641        1,111,821                --        1,060,463
    ING Money Market Fund                228,103,837         1,172,533          444,288         1,906,442        1,511,647

64   ING Funds Annual Report/October 31, 1999

Transactions in shares for the period ended October 31, 1999 were as follows:

                                             Shares             Amount
----------------------------------------------------------------------
ING INTERNET FUND(1)
Class A Shares
    Shares sold                           3,045,309       $ 31,032,102
    Shares issued on reinvestment              --                 --
    Shares redeemed                        (219,359)        (2,306,139)
                                       ------------       ------------
    Net increase                          2,825,950       $ 28,725,963
                                       ------------       ------------

Class B Shares
    Shares sold                           1,217,308       $ 12,538,049
    Shares issued on reinvestment              --                 --
    Shares redeemed                         (40,458)          (458,465)
                                       ------------       ------------
    Net increase                          1,176,850       $ 12,079,584
                                       ------------       ------------

Class C Shares
    Shares sold                             454,931       $  4,757,431
    Shares issued on reinvestment              --                 --
    Shares redeemed                         (36,518)          (408,839)
                                       ------------       ------------
    Net increase                            418,413       $  4,348,592
                                       ------------       ------------

Class X Shares
    Shares sold                              84,230       $    855,683
    Shares issued on reinvestment              --                 --
    Shares redeemed                            (570)            (6,000)
                                       ------------       ------------
    Net increase                             83,660       $    849,683
                                       ------------       ------------

ING SMALL CAP GROWTH FUND
Class A Shares(2)
    Shares sold                           2,756,698       $ 27,733,436
    Shares issued on reinvestment              --                 --
    Shares redeemed                        (120,009)        (1,281,046)
                                       ------------       ------------
    Net increase                          2,636,689       $ 26,452,390
                                       ------------       ------------

Class B Shares(2)
    Shares sold                              68,717       $    720,182
    Shares issued on reinvestment              --                 --
    Shares redeemed                          (1,347)           (14,674)
                                       ------------       ------------
    Net increase                             67,370       $    705,508
                                       ------------       ------------

Class C Shares(2)
    Shares sold                              37,625       $    388,119
    Shares issued on reinvestment              --                 --
    Shares redeemed                            (270)            (2,855)
                                       ------------       ------------
    Net increase                             37,355       $    385,264
                                       ------------       ------------

Class X Shares(3)
    Shares sold                              51,926       $    533,637
    Shares issued on reinvestment              --                 --
    Shares redeemed                          (1,149)           (12,227)
                                       ------------       ------------
    Net increase                             50,777       $    521,410
                                       ------------       ------------

ING FOCUS FUND
Class A Shares(2)
    Shares sold                           2,922,599       $ 30,105,049
    Shares issued on reinvestment              --                 --
    Shares redeemed                         (69,444)          (823,282)
                                       ------------       ------------
    Net increase                          2,853,155       $ 29,281,767
                                       ------------       ------------

Class B Shares(2)
    Shares sold                             266,465       $  3,195,205
    Shares issued on reinvestment              --                 --
    Shares redeemed                         (27,545)          (331,601)
                                       ------------       ------------
    Net increase                            238,920       $  2,863,604
                                       ------------       ------------

Class C Shares(2)
    Shares sold                              80,003       $    963,946
    Shares issued on reinvestment              --                 --
    Shares redeemed                          (1,989)           (23,655)
                                       ------------       ------------
    Net increase                             78,014       $    940,291
                                       ------------       ------------

Class X Shares(4)
    Shares sold                              89,863       $  1,057,689
    Shares issued on reinvestment              --                 --
    Shares redeemed                            (298)            (3,513)
                                       ------------       ------------
    Net increase                             89,565       $  1,054,176
                                       ------------       ------------

ING MID CAP GROWTH FUND
Class A Shares(2)
    Shares sold                           2,753,482       $ 27,612,489
    Shares issued on reinvestment              --                 --
    Shares redeemed                         (54,675)          (559,344)
                                       ------------       ------------
    Net increase                          2,698,807       $ 27,053,145
                                       ------------       ------------

Class B Shares(2)
    Shares sold                              63,976       $    646,218
    Shares issued on reinvestment              --                 --
    Shares redeemed                            (957)            (9,976)
                                       ------------       ------------
    Net increase                             63,019       $    636,242
                                       ------------       ------------

Class C Shares(2)
    Shares sold                              37,952       $    385,487
    Shares issued on reinvestment              --                 --
    Shares redeemed                            (283)            (2,855)
                                       ------------       ------------
    Net increase                             37,669       $    382,632
                                       ------------       ------------

Class I Shares(5)
    Shares sold                              40,383       $    414,531
    Shares issued on reinvestment              --                 --
    Shares redeemed                            (330)            (3,267)
                                       ------------       ------------
    Net increase                             40,053       $    411,264
                                       ------------       ------------

Class X Shares(6)
    Shares sold                              33,054       $    329,944
    Shares issued on reinvestment              --                 --
    Shares redeemed                            (818)            (8,660)
                                       ------------       ------------
    Net increase                             32,236       $    321,284
                                       ------------       ------------

ING Funds Annual Report/October 31, 1999                                      65

October 31, 1999
NOTES TO FINANCIAL STATEMENTS
(continued)

Transactions in shares for the period ended October 31, 1999 were as follows:

                                             Shares             Amount
----------------------------------------------------------------------
ING LARGE CAP GROWTH FUND
Class A Shares(2)
    Shares sold                           3,303,263       $ 33,983,244
    Shares issued on reinvestment              --                 --
    Shares redeemed                        (123,646)        (1,383,990)
                                       ------------       ------------
    Net increase                          3,179,617       $ 32,599,254
                                       ------------       ------------

Class B Shares(2)
    Shares sold                             335,562       $  3,743,914
    Shares issued on reinvestment              --                 --
    Shares redeemed                          (3,803)           (44,163)
                                       ------------       ------------
    Net increase                            331,759       $  3,699,751
                                       ------------       ------------

Class C Shares(2)
    Shares sold                             921,262       $ 10,475,479
    Shares issued on reinvestment              --                 --
    Shares redeemed                         (10,849)          (118,613)
                                       ------------       ------------
    Net increase                            910,413       $ 10,356,866
                                       ------------       ------------

Class I Shares(7)
    Shares sold                               4,312        $    49,138
    Shares issued on reinvestment              --                 --
    Shares redeemed                            --                 --
                                       ------------       ------------
    Net increase                              4,312        $    49,138
                                       ------------       ------------

Class X Shares(3)
    Shares sold                             446,082       $  4,974,893
    Shares issued on reinvestment              --                 --
    Shares redeemed                         (10,790)          (123,341)
                                       ------------       ------------
    Net increase                            435,292       $  4,851,552
                                       ------------       ------------

ING TAX EFFICIENT EQUITY FUND
Class A Shares(2)
    Shares sold                           3,938,486       $ 41,141,495
    Shares issued on reinvestment              --                 --
    Shares redeemed                        (124,823)        (1,419,922)
                                       ------------       ------------
    Net increase                          3,813,663       $ 39,721,573
                                       ------------       ------------

Class B Shares(2)
    Shares sold                             603,425       $  6,877,202
    Shares issued on reinvestment              --                 --
    Shares redeemed                         (13,447)          (156,928)
                                       ------------       ------------
    Net increase                            589,978       $  6,720,274
                                       ------------       ------------

Class C Shares(2)
    Shares sold                             106,384       $  1,246,004
    Shares issued on reinvestment              --                 --
    Shares redeemed                          (4,053)           (46,936)
                                       ------------       ------------
    Net increase                            102,331       $  1,199,068
                                       ------------       ------------

Class X Shares(3)
    Shares sold                             276,862       $  3,083,700
    Shares issued on reinvestment              --                 --
    Shares redeemed                         (17,841)          (208,293)
                                       ------------       ------------
    Net increase                            259,021       $  2,875,407
                                       ------------       ------------

ING GROWTH & INCOME FUND
Class A Shares(2)
    Shares sold                           3,082,641       $ 31,362,914
    Shares issued on reinvestment             3,398             36,868
    Shares redeemed                         (25,448)          (279,659)
                                       ------------       ------------
    Net increase                          3,060,591       $ 31,120,123
                                       ------------       ------------

Class B Shares(2)
    Shares sold                             101,981       $  1,118,285
    Shares issued on reinvestment                36                388
    Shares redeemed                          (2,591)           (28,455)
                                       ------------       ------------
    Net increase                             99,426       $  1,090,218
                                       ------------       ------------

Class C Shares(2)
    Shares sold                              75,515       $    830,860
    Shares issued on reinvestment                 7                 74
    Shares redeemed                            (633)            (6,897)
                                       ------------       ------------
    Net increase                             74,889       $    824,037
                                       ------------       ------------

Class X Shares(4)
    Shares sold                             136,848       $  1,487,100
    Shares issued on reinvestment                57                616
    Shares redeemed                          (7,353)           (80,601)
                                       ------------       ------------
    Net increase                            129,552       $  1,407,115
                                       ------------       ------------

ING INTERNATIONAL BOND FUND
Class A Shares(1)
    Shares sold                           2,674,034       $ 26,645,837
    Shares issued on reinvestment            60,379            550,002
    Shares redeemed                         (42,143)          (379,828)
                                       ------------       ------------
    Net increase                          2,692,270       $ 26,816,011
                                       ------------       ------------

Class B Shares(2)
    Shares sold                              58,708       $    545,209
    Shares issued on reinvestment               546              4,861
    Shares redeemed                            (207)            (1,867)
                                       ------------       ------------
    Net increase                             59,047       $   548,203
                                       ------------       ------------

Class C Shares(2)
    Shares sold                               1,687       $     15,073
    Shares issued on reinvestment                11                 94
    Shares redeemed                            (315)            (2,758)
                                       ------------       ------------
    Net increase                              1,383       $     12,409
                                       ------------       ------------

Class I Shares(5)
    Shares sold                                 648       $      5,813
    Shares issued on reinvestment                 7                 50
    Shares redeemed                             (46)              (402)
                                       ------------       ------------
    Net increase                                609       $      5,461
                                       ------------       ------------

Class X Shares(3)
    Shares sold                              85,168       $    794,628
    Shares issued on reinvestment             1,023              9,128
    Shares redeemed                          (2,283)           (20,606)
                                       ------------       ------------
    Net increase                             83,908       $    783,150
                                       ------------       ------------

66   ING Funds Annual Report/October 31, 1999

Transactions in shares for the period ended October 31, 1999 were as follows:

                                             Shares             Amount
----------------------------------------------------------------------
ING GLOBAL INFORMATION TECHNOLOGY FUND
Class A Shares(2)
    Shares sold                           3,191,651       $ 34,340,200
    Shares issued on reinvestment              --                 --
    Shares redeemed                         (38,396)          (542,965)
                                       ------------       ------------
    Net increase                          3,153,255       $ 33,797,235
                                       ------------       ------------

Class B Shares(2)
    Shares sold                             349,185       $  4,934,897
    Shares issued on reinvestment              --                 --
    Shares redeemed                          (4,369)           (61,977)
                                       ------------       ------------
    Net increase                            344,816       $  4,872,920
                                       ------------       ------------

Class C Shares(2)
    Shares sold                             123,393       $  1,826,104
    Shares issued on reinvestment              --                 --
    Shares redeemed                          (2,008)           (27,703)
                                       ------------       ------------
    Net increase                            121,385       $  1,798,401
                                       ------------       ------------

Class X Shares(3)
    Shares sold                             153,449       $  2,009,012
    Shares issued on reinvestment              --                 --
    Shares redeemed                          (6,206)           (79,046)
                                       ------------       ------------
    Net increase                            147,243       $  1,929,966
                                       ------------       ------------

ING EUROPEAN EQUITY FUND
Class A Shares(2)
    Shares sold                           3,358,479       $ 34,004,254
    Shares issued on reinvestment              --                 --
    Shares redeemed                        (734,074)        (7,742,471)
                                       ------------       ------------
    Net increase                          2,624,405       $ 26,261,783
                                       ------------       ------------

Class B Shares(2)
    Shares sold                              78,820       $    826,835
    Shares issued on reinvestment              --                 --
    Shares redeemed                          (1,051)           (11,090)
                                       ------------       ------------
    Net increase                             77,769       $    815,745
                                       ------------       ------------

Class C Shares(2)
    Shares sold                               5,439       $     56,964
    Shares issued on reinvestment              --                 --
    Shares redeemed                            --                 --
                                       ------------       ------------
    Net increase                              5,439       $    56,964
                                       ------------       ------------

Class X Shares(8)
    Shares sold                              65,838       $    681,711
    Shares issued on reinvestment              --                 --
    Shares redeemed                            (924)            (9,842)
                                       ------------       ------------
    Net increase                             64,914       $    671,869
                                       ------------       ------------

ING INTERNATIONAL EQUITY FUND
Class A Shares(2)
    Shares sold                           2,924,161       $ 29,823,874
    Shares issued on reinvestment              --                 --
    Shares redeemed                        (208,844)        (2,405,072)
                                       ------------       ------------
    Net increase                          2,715,317       $ 27,418,802
                                       ------------       ------------

Class B Shares(2)
    Shares sold                              61,956       $    687,875
    Shares issued on reinvestment              --                 --
    Shares redeemed                          (4,319)           (48,745)
                                       ------------       ------------
    Net increase                             57,637       $    639,130
                                       ------------       ------------

Class C Shares(2)
    Shares sold                              35,273       $    402,152
    Shares issued on reinvestment              --                 --
    Shares redeemed                            --                 --
                                       ------------       ------------
    Net increase                             35,273       $    402,152
                                       ------------       ------------

Class I Shares(7)
    Shares sold                               7,500       $     85,270
    Shares issued on reinvestment              --                 --
    Shares redeemed                            --                 --
                                       ------------       ------------
    Net increase                              7,500       $     85,270
                                       ------------       ------------

Class X Shares(9)
    Shares sold                              29,719       $    325,080
    Shares issued on reinvestment              --                 --
    Shares redeemed                            (185)            (2,127)
                                       ------------       ------------
    Net increase                             29,534       $    322,953
                                       ------------       ------------

ING GLOBAL BRAND NAMES FUND
Class A Shares(2)
    Shares sold                           3,258,101       $ 33,423,997
    Shares issued on reinvestment              --                 --
    Shares redeemed                        (200,377)        (2,263,633)
                                       ------------       ------------
    Net increase                          3,057,724       $ 31,160,364
                                       ------------       ------------

Class B Shares(2)
    Shares sold                             250,238       $  2,772,072
    Shares issued on reinvestment              --                 --
    Shares redeemed                          (3,525)           (39,010)
                                       ------------       ------------
    Net increase                            246,713       $  2,733,062
                                       ------------       ------------

Class C Shares(2)
    Shares sold                             667,391       $  7,249,758
    Shares issued on reinvestment              --                 --
    Shares redeemed                         (11,910)          (131,596)
                                       ------------       ------------
    Net increase                            655,481       $  7,118,162
                                       ------------       ------------

Class I Shares(5)
    Shares sold                              40,252       $    456,052
    Shares issued on reinvestment              --                 --
    Shares redeemed                            (414)            (4,595)
                                       ------------       ------------
    Net increase                             39,838       $    451,457
                                       ------------       ------------

Class X Shares(10)
    Shares sold                             204,477       $  2,238,091
    Shares issued on reinvestment              --                 --
    Shares redeemed                          (3,326)           (37,345)
                                       ------------       ------------
    Net increase                            201,151       $  2,200,746
                                       ------------       ------------

                    ING Funds Annual Report/October 31, 1999                 67

NOTES TO FINANCIAL STATEMENTS

Transactions in shares for the period ended October 31, 1999 were as follows:

                                             Shares             Amount
----------------------------------------------------------------------
ING HIGH YIELD BOND FUND
Class A Shares(2)
    Shares sold                                      2,950,126       $  29,549,612
    Shares issued on reinvestment                      184,187           1,855,772
    Shares redeemed                                    (69,091)           (693,436)
                                                 -------------       -------------
    Net increase                                     3,065,222       $  30,711,948
                                                 -------------       -------------

Class B Shares(2)
    Shares sold                                        245,269       $   2,474,568
    Shares issued on reinvestment                        4,506              45,149
    Shares redeemed                                    (11,685)           (116,958)
                                                 -------------       -------------
    Net increase                                       238,090       $   2,402,759
                                                 -------------       -------------

Class C Shares(2)
    Shares sold                                         77,919       $     784,122
    Shares issued on reinvestment                        1,787              17,932
    Shares redeemed                                     (1,994)            (19,911)
                                                 -------------       -------------
    Net increase                                        77,712       $     782,143
                                                 -------------       -------------

Class X Shares(3)
    Shares sold                                         87,496       $     885,049
    Shares issued on reinvestment                        3,023              30,325
    Shares redeemed                                     (3,597)            (35,782)
                                                 -------------       -------------
    Net increase                                        86,922       $     879,592
                                                 -------------       -------------

ING INTERMEDIATE BOND FUND
Class A Shares(2)
    Shares sold                                      4,290,518       $  42,274,629
    Shares issued on reinvestment                      142,631           1,366,772
    Shares redeemed                                 (1,029,165)         (9,831,107)
                                                 -------------       -------------
    Net increase                                     3,403,984       $  33,810,294
                                                 -------------       -------------

Class B Shares(2)
    Shares sold                                        328,463       $   3,175,052
    Shares issued on reinvestment                        5,663              53,854
    Shares redeemed                                   (126,073)         (1,197,919)
                                                 -------------       -------------
    Net increase                                       208,053       $   2,030,987
                                                 -------------       -------------

Class C Shares(2)
    Shares sold                                        113,633       $   1,097,966
    Shares issued on reinvestment                        2,468              23,450
    Shares redeemed                                     (1,241)            (11,653)
                                                 -------------       -------------
    Net increase                                       114,860       $   1,109,763
                                                 -------------       -------------

Class X Shares(3)
    Shares sold                                        233,086       $   2,271,631
    Shares issued on reinvestment                        4,011              38,177
    Shares redeemed                                   (130,052)         (1,248,812)
                                                 -------------       -------------
    Net increase                                       107,045       $   1,060,996
                                                 -------------       -------------

ING MONEY MARKET FUND
Class A Shares(2)
    Shares sold                                    325,378,899       $ 325,378,899
    Shares issued on reinvestment 3,010,550          3,010,550           3,010,550
    Shares redeemed                               (100,268,229)       (100,268,229)
                                                 -------------       -------------
    Net increase                                   228,121,220       $ 228,121,220
                                                 -------------       -------------

Class B Shares(2)
    Shares sold                                      1,897,590       $   1,897,590
    Shares issued on reinvestment                        7,368               7,368
    Shares redeemed                                   (734,755)           (734,755)
                                                 -------------       -------------
    Net increase                                     1,170,203       $   1,170,203
                                                 -------------       -------------

Class C Shares(2)
    Shares sold                                        675,705       $     675,705
    Shares issued on reinvestment                        5,450               5,450
    Shares redeemed                                   (239,212)           (239,212)
                                                 -------------       -------------
    Net increase                                       441,943       $     441,943
                                                 -------------       -------------

Class I Shares(11)
    Shares sold                                      1,901,244       $   1,901,244
    Shares issued on reinvestment                        5,232               5,232
    Shares redeemed                                       --                  --
                                                 -------------       -------------
    Net increase                                     1,906,476       $   1,906,476
                                                 -------------       -------------

Class X Shares(12)
    Shares sold                                      2,378,957       $   2,378,957
    Shares issued on reinvestment                       19,653              19,653
    Shares redeemed                                   (886,834)           (886,834)
                                                 -------------       -------------
    Net increase                                     1,511,776       $   1,511,776
                                                 -------------       -------------

     1. ING Internet Fund commenced operations on July 1, 1999.

     2. Class A, B and C shares commenced operations on December 15, 1998.

     3. Class X shares commenced offering on January 11, 1999.

     4. Class X shares commenced offering on January 12, 1999.

     5. Class I shares commenced offering on July 29, 1999.

     6. Class X shares commenced offering on January 19, 1999.

     7. Class I shares commenced offering on September 27,1999.

     8. Class X shares commenced offering on January 15, 1999.

     9. Class X shares commenced offering on February 16, 1999.

     10. Class X shares commenced offering on January 14, 1999.

     11. Class I shares commenced offering on October 13, 1999.

     12. Class X shares commenced offering on January 20, 1999.


10. Results of Special Meeting of Shareholders of ING Small Cap Growth Fund (unaudited)

     On October 29, 1999, a Special Meeting of Shareholders of
     ING Small Cap Growth Fund was held to approve the new Investment Sub-Advisory Agreement between ING Mutual Funds Management Co. LLC and Furman Selz Capital Management LLC ("Furman Selz"), pursuant to which Furman Selz would serve as the new sub-adviser to the ING Small Cap Growth Fund effective as of October 31, 1999. On September 30, 1999, the record date for the meeting, the ING Small Cap Growth Fund had outstanding 2,773,653 shares of beneficial interest. The votes cast at the meeting were as follows: 2,593,328 were voted in favor to approve the new Investment Sub-Advisory Agreement between ING Mutual Funds Management Co. LLC and Furman Selz, 28 shares against it, 1,950 shares abstained and 178,347 shares were not voted. Accordingly, the new Investment Sub-Advisory Agreement was approved.

68   ING Funds Annual Report/October 31, 1999

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of ING Funds Trust:

    We have audited the accompanying statements of assets and liabilities, including the statements of investments, of ING Internet Fund, ING Small Cap Growth Fund, ING Focus Fund, ING Mid Cap Growth Fund, ING Large Cap Growth Fund, ING Tax Efficient Equity Fund, ING Growth & Income Fund, ING International Bond Fund, ING Global Information Technology Fund, ING European Equity Fund, ING International Equity Fund, ING Global Brand Names Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund and ING Money Market Fund (fifteen of the portfolios constituting ING Funds Trust) (collectively, the "Funds") as of October 31, 1999, and the related statements of operations and changes in net assets, and financial highlights for the period indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by confirmation of securities held by the custodian as of October 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at October 31, 1999, the results of their operations, the changes in their net assets and their financial highlights for the period indicated therein, in conformity with generally accepted accounting principles.


                                               /S/ Ernst & Young LLP
                                               ---------------------------------


New York, New York
December 3, 1999

                                  ING Funds Annual Report/october 31, 1999    69

TAX INFORMATION

    The Funds intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended October 31, 1999, are $18,306 for ING International Bond Fund, $32,735 for ING Global Brand Names Fund, $3,787 for ING Global Information Technology Fund, $51,249 for ING International Equity Fund and $64,328 for ING European Equity Fund. The foreign source income for information purposes are $526,953 for ING International Bond Fund; $136,240 for ING Global Brand Names Fund, $23,140 for ING Global Information Technology Fund, $374,072 for ING International Equity Fund and $390,617 for ING European Equity Fund.

    Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.

70  ING Funds Annual Report/October 31, 1999

ING MUTUAL FUNDS

Board of Trustees
    John J. Pileggi, Chairman of the Board
    Joseph N. Hankin
    Jack D. Rehm
    Blaine E. Rieke
    Richard A. Wedemeyer

Officers
    John J. Pileggi, President & CEO
    Donald E. Brostrom, Treasurer
    Louis S. Citron, Vice President
    Ralph G. Norton III, Vice President
    Rachelle I. Rehner, Secretary
    Charles Eng, Assistant Treasurer
    Amy Lau, Assistant Treasurer

Office of the Funds
    1475 Dunwoody Drive
    West Chester, PA 19380-1478

Manager
    ING Mutual Funds Management Co. LLC
    1475 Dunwoody Drive
    West Chester, PA 19380-1478

Distributor
    ING Funds Distributor, Inc.
    1475 Dunwoody Drive
    West Chester, PA 19380-1478

Custodian
    Investors Fiduciary Trust Co.
    801 Pennsylvania Street
    Kansas City, MO 64105

Transfer Agent
    DST Systems, Inc.
    333 W. 11th Street
    Kansas City, MO 64105

Independent Auditors
    Ernst & Young LLP
    787 Seventh Avenue
    New York, NY 10019

Legal Counsel
    Paul, Weiss, Rifkind, Wharton & Garrison
    1285 Avenue of the Americas
    New York, NY 10019-6064

Sub-Advisers
    Baring Asset Management, Inc.
    125 High Street
    Boston, MA 02110

    Baring International Investment Limited
    155 Bishopgate
    London, England EC2M 3XY

    Baring Asset Management (Asia) Limited
    19/F Edinburgh Tower, The Landmark,
    15 Queens Road, Central, Hong Kong

    Delta Asset Management
    333 South Grand Avenue
    Los Angeles, CA 90071

    Furman Selz Capital Management LLC
    230 Park Avenue
    New York, NY 10169

    ING Investment Management Advisors B.V.
    Schenkkade 65, 2595 AS
    The Hague, The Netherlands

    ING Investment Management LLC
    5780 Powers Ferry Road, N.W., Suite 300
    Atlanta, GA 30327

                                  ING Funds Annual Report/October 31, 1999    71

ING FUNDS SERVICES
www.ingfunds.com--Your Around-the-Clock Information Source

INSTANT FUND AND FINANCIAL MARKET INFORMATION To learn the latest information on the ING Funds and your accounts, look no further than our Web site at www.ingfunds.com. When you reach our homepage you'll have instant access to the prior business day closing prices on all the ING Funds. As a special feature, we also provide updates throughout the business day on the performance of several key financial market indicators--including the Dow Jones Industrial Average, the S&P 500 Index and the 30-year Treasury bond. What's more, you can even receive free quotes on thousands of mutual funds and stocks.

[GRAPHIC]

REVIEW YOUR ING FUNDS ACCOUNTS To receive an update on your ING Funds accounts simply click on "Shareholders & Investors" on the top of the homepage, and then on "My Accounts." This is a secure section of the site, and you'll be asked to provide your Social Security number and a password/PIN to enter. To create a password, call ING Funds at 1-877-INFO-ING (1-877-463-6464). Once the phone representative establishes the password, click on "View Account" to access your ING Funds portfolio information. Here you'll find a host of information, such as your latest account balance and a complete history of your account. You can even order duplicate statements and tax documents to be sent to your address of record.

[GRAPHIC]

ACCOUNT TRANSACTIONS You can use the site to make account purchases, exchanges and redemptions within your fund account. After viewing any account position, you have access to tools that will enable you to buy, exchange, or sell shares. To take advantage of this feature, you will be required to provide your bank information to ING Funds when you set up your Internet account. You will receive confirmations in the mail after conducting any transactions on the web.

[GRAPHIC]

FOR ADDITIONAL INFORMATION ON THE ING FUNDS WEB SITE, PLEASE CALL ING FUNDS AT 1-877-INFO-ING (1-877-463-6464), MONDAY THROUGH FRIDAY, 8:00AM-6:00PM, EST.

24-HOUR AUTOMATED TELEPHONE INFORMATION

If you don't have access to the Web, you can always call our 24-hour automated telephone information system at 1-877-INFO-ING (1-877-463-6464). The system is easy to use, and with it you can:

- Obtain fund prices
- Learn account balances
- Review recent account history
- Buy, sell and exchange shares.

72   ING Funds Annual Report/October 31, 1999

ING MUTUAL FUNDS

A list of fund objectives and primary portfolios

ING OFFERS A DIVERSE FUND FAMILY TO HELP MEET YOUR NEEDS AND LONG-TERM FINANCIAL GOALS. THESE INCLUDE U.S. STOCK, U.S. BOND AND A VARIETY OF GLOBAL AND INTERNATIONAL FUNDS. TO LEARN WHICH ING MUTUAL FUNDS BEST MEET YOUR INVESTMENT OBJECTIVES, CONTACT YOUR FINANCIAL ADVISOR FOR ADDITIONAL INFORMATION, INCLUDING A PROSPECTUS. YOU CAN ALSO CALL US TOLL FREE AT 1-877-INFO-ING (1-877-463-6464) OR VISIT OUR WEB SITE AT www.ingfunds.com

STOCK FUNDS

                                              FUND OBJECTIVE                         PRIMARY PORTFOLIO
    ING Internet Fund                          Capital appreciation                   A non-diversified portfolio of Internet
                                                                                     technology companies

    ING Small Cap Growth Fund                  Growth of capital                      Primarily small cap companies

    ING Focus Fund                             Growth of capital                      A non-diversified portfolio of stocks

    ING Mid Cap Growth Fund                    Growth of capital                      Primarily mid cap companies

    ING Large Cap Growth Fund                  Growth of capital                      Primarily large cap companies

    ING Tax Efficient Equity Fund              High total return                      A diversified portfolio of stocks

    ING Growth &Income Fund                    High total return                      Primarily income-producing stocks

GLOBAL/INTERNATIONAL FUNDS

    BOND FUNDS

    ING International Bond Fund                High total return                      A non-diversified portfolio of bonds from
                                                                                      issuers generally outside of the U.S.
    STOCK FUNDS

    ING Global Information Technology Fund     Growth of capital                      Primarily global information technology stocks

    ING European Equity Fund                   Growth of capital                      Primarily European companies

    ING International Equity Fund              Growth of capital                      Primarily companies outside of the U.S.

    ING Global Brand Names Fund                Growth of capital                      A non-diversified portfolio of multi-national
                                                                                      companies with well-known brands

Bond Funds

    ING High Yield Bond Fund                   High current income and total return   Below-investment grade corporate bonds

    ING Intermediate Bond Fund                 High current income                    U.S. government and high-quality corporate
                                                                                      bonds

    ING National Tax-Exempt Bond Fund*         High current tax-exempt income         Diversified portfolio
                                                                                      of municipal bonds

Money Market Funds

    ING Money Market Fund                      High level of current income           1st tier commercial paper

 SHARES OF ING FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*Due to limited operating history, performance information not yet available (inception 11/8/99).

ING MUTUAL FUNDS

Information and Services

CUSTOMER SERVICE REPRESENTATIVES
1-877-INFO-ING
(1-877-463-6464)
Mon - Fri 8:00am - 6:00pm

AUTOMATED FUND AND
ACCOUNT INFORMATION
1-877-INFO-ING
(1-877-463-6464)
24 hours, 7 days a week

Web Site
www.ingfunds.com

TRANSFER AGENT
DST Systems, Inc.
333 West 11th Street
Kansas City, MO 64105

THIS REPORT IS AUTHORIZED FOR USE ONLY WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT ING FUNDS PROSPECTUS, WHICH DESCRIBES IN GREATER DETAIL THE INVESTMENT POLICIES, MANAGEMENT FEES AND OTHER MATTERS OF INTEREST TO INVESTORS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THIS REPORT DOES NOT OFFER FOR SALE OR SOLICIT ORDERS TO BUY ANY SECURITY. IF USED AS SALES MATERIAL AFTER DECEMBER 31, 1999, THIS REPORT MUST BE ACCOMPANIED BY PERFORMANCE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.

RA.0000 12/99

FINANCIAL SERVICES INTERNATIONAL                                NORTH AMERICA


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